Loan No. 70004093



                                 LOAN AGREEMENT


                                      AMONG

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                              as Agent and a Lender

                                       AND

              THE OTHER FINANCIAL INSTITUTIONS WHO ARE OR HEREAFTER
                        BECOME PARTIES TO THIS AGREEMENT
                                   as Lenders

                                       AND

                                 OHI ASSET, LLC
                              OHI ASSET (FL), LLC,
                               OHI ASSET (IN), LLC
                               OHI ASSET (LA), LLC
                               OHI ASSET (TX), LLC
                               OHI ASSET (ID), LLC
                             OHI ASSET (MI/NC), LLC
                               OHI ASSET (OH), LLC
                               OHI ASSET (MO), LLC
                               OHI ASSET (CA), LLC
                             DELTA INVESTORS I, LLC
                             DELTA INVESTORS II, LLC
                                NRS VENTURES, LLC
                              OHI (ILLINOIS), INC.
                               OHI (INDIANA), INC.
                           STERLING ACQUISITION CORP.

                                  as Borrowers


                            DATED AS OF JUNE 23, 2003



                                  $225,000,000
                              OMEGA LOAN PORTFOLIO

                                TABLE OF CONTENTS



RECITALS.....................................................................1

ARTICLE I The Loan...........................................................2

ARTICLE II Security..........................................................12

ARTICLE III Conditions Precedent.............................................13

ARTICLE IV Representations and Warranties....................................18

ARTICLE V Affirmative Covenants..............................................28

ARTICLE VI Negative Covenants................................................37

ARTICLE VII Events of Default; Acceleration of Indebtedness; Remedies........39

ARTICLE VIII Assignment and Participation....................................42

ARTICLE IX Miscellaneous.....................................................57

                                List of Exhibits


Exhibit A                 Property Locations and Borrower Interests
Exhibit B                 Letters of Credit

Exhibit 1.1.1(a)          Form of Term Note
Exhibit 1.1.1(b)          Term Loan Commitments
Exhibit 1.1.2(a)          Form of Revolving Note
Exhibit 1.1.2(b)          Revolving Loan Commitments
Exhibit 1.1.3(a)          Form of Swing Line Note
Exhibit 1.1.3(b)          Swing Line Commitment
Exhibit 1.4.2             Principal Payments Amortization Schedule
Exhibit 3.4               Title Policy Exceptions
Exhibit 3.7               Leases and Lease Collateral
Exhibit 3.8               Insurance Certificates
Exhibit 4.9               Flood Hazard Properties
Exhibit 4.12              Litigation
Exhibit 4.20              Security Deposits
Exhibit 4.23              Interest Holder Certification and Agreement
Exhibit 4.26              Taxes
Exhibit 4.27              ERISA Matters
Exhibit 4.28              Intellectual Property
Exhibit 4.29              Deposits and Accounts
Exhibit 4.30              Compliance with Healthcare Laws
Exhibit 5.3.1             Form of Compliance Certificate
Exhibit 5.7.1             Form of Lockbox Agreement
Exhibit 6.1.5(a)          Sun Lease Projects and Rents
Exhibit 6.1.5(b)          Form of Lease for New Sun Lease Tenants


SCHEDULE I  Index of Defined Terms

(Omega Healthcare Investors, Inc. undertakes to supplementally furnish to the Securities and Exchange Commission a copy of omitted attachments to this exhibit upon request).

                                                               Loan No. 70004093

                                 LOAN AGREEMENT


     THIS LOAN AGREEMENT (this "Agreement") is dated as of the 23rd day of June, 2003 by and among (a) OHI ASSET, LLC, OHI ASSET (FL), LLC, OHI ASSET (IN), LLC, OHI ASSET (LA), LLC, OHI ASSET (TX), LLC, OHI ASSET (ID), LLC, OHI ASSET (MI/NC), LLC, OHI ASSET (OH), LLC, OHI ASSET (MO), LLC, OHI ASSET (CA), LLC, DELTA INVESTORS I, LLC, DELTA INVESTORS II, LLC, NRS VENTURES, LLC, OHI (ILLINOIS), INC., OHI (INDIANA), INC. and STERLING ACQUISITION CORP. (collectively, "Borrowers" and each, individually, a "Borrower"), (b) the financial institutions who are or hereafter become parties to this Agreement as Lenders and (c) GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GECC"), as Agent and a Lender.

                                    RECITALS

     A. Borrowers have requested that Lenders (as defined below) extend term loan and revolving loan facilities to Borrowers of up to Two Hundred Twenty-Five Million Dollars ($225,000,000.00) in the aggregate (collectively, the "Loan"), subject to the terms and conditions contained in this Agreement and the other Loan Documents (as defined below). The Loan is comprised of the Term Loan and the Revolving Loan (each as defined in Section 1.1 below). The Loan is further evidenced by the Term Notes, Revolving Notes and Swing Line Notes (each as defined in Section 1.1 below).

     B. As set forth on Exhibit A hereto, a Borrower is either the owner, ground lessee, ground sublessee or first mortgagee with respect to each of the 121 skilled nursing facilities, mentally retarded and developmentally disabled facilities, rehab hospitals, long term acute care facilities and intermediate care facilities for the mentally disabled (collectively, the "Health Care Facilities"), as more particularly described on such Exhibit. The Title Policies (as defined in Section 3.4 below) contain the legal descriptions of the land on which each of the Health Care Facilities is located (collectively called the "Properties" and each individually called a "Property"). The improvements located on such Properties are collectively called the "Improvements". The
Properties and the Improvements are sometimes collectively called the "Projects", and a single Property and its Improvements are sometimes called a "Project". Those Properties owned by a Borrower are called the "Owned Properties"; those Properties ground leased or subleased by a Borrower are called the "Ground Leased Properties" and the ground leases or ground subleases with respect thereto are called the "Ground Leases"; and those Properties on which a Borrower holds a first mortgage are called the "Omega Mortgaged Properties". The Owned Properties and the Ground Leased Properties are collectively called the "Omega Leased Properties."

     C. Borrowers will use the proceeds of the Loan for the purpose of refinancing the Projects, for other general corporate purposes and as described in subsection 1.1.2(c) below.

     D. Borrowers' obligations under the Loan will be secured by, among other things, (a) a first priority Mortgage, Assignment of Rents and Security Agreement (or a document of similar title) of even date herewith (collectively, the "Mortgages") encumbering each Owned Property, (b) a first priority Leasehold Mortgage, Assignment of Rents and Security Agreement (or a document of similar title) of even date herewith (collectively, the "Leasehold Mortgages") encumbering each Ground Leased Property, (c) a Pledge and Collateral Assignment of Loans with respect to each Omega Mortgaged Property and the Omega Loan Documents (as defined in subsection 5.7.2 below) (collectively, the "Assignments of Loan Documents"), (d) the Pledge (as defined in Section 3.1 below) encumbering one hundred percent (100%) of the ownership interests in each Borrower, and (e) the Assignments of Leases (if any) (as defined in Section 3.1 below). This Agreement, the Notes, the Mortgages, the Leasehold Mortgages, the Assignments of Loan Documents, the Guaranty (as defined in Section 3.1 below), the Environmental Indemnity (as defined in Section 3.1 below), the Pledge, the Assignments of Leases (if any) and any other documents evidencing or securing the Loan or executed in connection therewith or herewith, and any modifications, renewals, extensions and amendments thereof, are referred to herein collectively as the "Loan Documents."

     E. "Agent" means GECC in its capacity as agent for the Lenders under this Agreement and each of the other Loan Documents and any successor in such capacity appointed pursuant to Section 8.2 below. "Lender" or "Lenders" means GECC in its individual capacity and its successors and permitted assigns pursuant to Section 8.1 below and any other financial institution which is now or hereafter becomes a party to this Agreement as a Lender.

     F. An index of defined terms in this Agreement appears on Schedule I hereto.

     NOW, THEREFORE, in consideration of the foregoing and the mutual conditions and agreements contained herein, the parties agree as follows:

                                    ARTICLE I
                                    The Loan

     1.1. Disbursements.

     1.1.1. Term Loan.

     (a) Subject to the terms and conditions hereof, each Lender agrees to make a term loan (collectively, the "Term Loan") on the Closing Date (as defined below) to Borrowers in the amount of the applicable Lender's Term Loan
Commitment (as defined below). Each such Term Loan shall be evidenced by a promissory note in the form of Exhibit 1.1.1(a) hereto (each, a "Term Note" and, collectively, the "Term Notes"), and all Borrowers shall jointly execute and deliver each Term Note to the applicable Lender. Each Term Note shall represent the obligation of Borrowers to pay each Lender's Term Loan Commitment, together with interest thereon. The aggregate principal amount of the Term Loan advanced to Borrowers shall be the primary obligation of Borrowers jointly and severally. "Closing Date" means the date of disbursement of the Term Loan.

     (b) "Term Loan Commitment" means (a) as to any Lender, the commitment of such Lender to make its Pro Rata Share (as defined in subsection 8.1.1 below) of the Term Loan, as set forth on Exhibit 1.1.1(b) hereto, and (b) as to all
Lenders, the aggregate commitment of all Lenders to make the Term Loan, which aggregate commitment shall be One Hundred Twenty-Five Million Dollars ($125,000,000.00) on the Closing Date. After advancing the Term Loan, each reference to a Lender's Term Loan Commitment shall refer to that Lender's Pro Rata Share of the outstanding Term Loan.

     (c) Each payment of principal with respect to the Term Loan shall be paid to Agent for the benefit of each Lender, ratably in proportion to each Lender's respective Term Loan Commitment.

     1.1.2. Revolving Loan.

     (a) Subject to the terms and conditions hereof, each Lender agrees to make available to Borrowers on the Closing Date and from time to time during the Borrowing Period (as defined below) advances (each, a "Revolving Credit Advance") in an amount not to exceed such Lender's Revolving Loan Commitment (as defined below). Borrowers shall execute and deliver to each Lender a promissory note to evidence the Revolving Loan Commitment of that Lender. Each promissory note shall be in the principal amount of the Revolving Loan Commitment of the applicable Lender, and in the form of Exhibit 1.1.2(a) hereto (each, a "Revolving Note" and, collectively, the "Revolving Notes"). Each Revolving Note shall represent the obligation of Borrowers to pay the amount of the applicable Lender's Revolving Loan Commitment, together with interest thereon. The aggregate principal amount of the Revolving Loan advanced to Borrowers shall be the primary obligation of Borrowers jointly and severally.

     (b) "Revolving Loan Commitment" means (a) as to any Lender, the aggregate commitment of such Lender to make Revolving Credit Advances, as set forth on
Exhibit 1.1.2(b) hereto and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Advances, which aggregate commitment shall be One Hundred Million Dollars ($100,000,000.00) (such aggregate commitment is also referred to as the "Revolving Loan") on the Closing Date.

     (c) During the two (2) year period commencing on the Closing Date (the "Borrowing Period"), and so long as no (i) Event of Default of any nature, (ii) Potential Default (as defined in Section 7.1 below), or (iii) default under any of the covenants set forth in Section 6.1, 6.2, 6.3, 6.4 or 6.5 of the Guaranty, shall have occurred and be continuing, Borrowers shall have the right to borrow an amount up to the full amount of the Revolving Loan on a revolving basis, subject to the terms and conditions set forth below; provided, Lenders are not obligated to make Revolving Credit Advances at any time which would exceed the then Borrowing Availability (as defined in subsection 1.1.2(e) below). The Revolving Loan may be repaid by Borrowers in full or in part at any time, and any amounts repaid by Borrowers may be reborrowed, subject to the terms of this subsection 1.1.2. After the Borrowing Period, Borrowers may not borrow or reborrow additional amounts under this subsection 1.1.2. The proceeds of the Revolving Loan may be used by Borrowers for general working capital purposes of Guarantor and its Affiliates, to repay debt or letters of credit or to pay shareholder dividends. Any other proposed uses, including without limitation, acquisitions of properties, are subject to Agent's prior written consent, which shall not be unreasonably withheld or delayed.

     (d) Borrowers  shall provide Agent with a written draw request at least two
(2) Business Days prior to the proposed draw date. Each draw request shall be irrevocable and shall state the proposed draw date and the amount of the draw (which shall not be less than $500,000). During the Borrowing Period, Borrowers may borrow funds under the Revolving Loan at any time and from time to time. Borrowers shall pay Agent, for the benefit of Lenders in accordance with their respective Pro Rata Share of the Revolving Loan Commitments, a quarterly non-use fee equal to three-eighths percent (0.375%) (per annum, based upon a 360-day year) of the portion of the Revolving Loan that would then be available to be borrowed or reborrowed (so long as no (i) Event of Default of any nature, (ii) Potential Default, or (iii) default under any of the covenants set forth in
Section 6.1, 6.2, 6.3, 6.4 or 6.5 of the Guaranty, shall have occurred and be continuing), calculated on a daily basis. Such non-use fee shall be payable in arrears, due on the fifteenth (15th) day of each calendar quarter, and computed based upon the excess, if any, of the Revolving Loan Commitment over the daily actual aggregate balance of the Revolving Loan and Swing Line Loan (as defined in subsection 1.1.3(a) below) outstanding during such prior calendar quarter.

     (e) Agent is authorized to, and at its sole election may, charge to the Revolving Loan balance on behalf of Borrowers and cause to be paid all Costs (as defined in Section 9.1 below) and interest and principal, other than principal of the Revolving Loan, owing by Borrowers under this Agreement or any of the other Loan Documents if and to the extent Borrowers have failed to pay any such amounts as and when due, including after any applicable grace periods, up to the amount of Borrowing Availability (as defined below) at such time. At Agent's option and to the extent permitted by law, any charges so made shall constitute part of the Revolving Loan hereunder. "Borrowing Availability" means the aggregate Revolving Loan Commitment of all Lenders, less the sum of the aggregate balance of the Revolving Loan and the Swing Line Loan then outstanding and less the outstanding amount of Letter of Credit Obligations (as defined in Exhibit B hereto).

     (f) Notwithstanding anything to the contrary contained in this subsection 1.1.2, unless and until all of the industrial revenue bonds and similar financial instruments referenced on Exhibit 3.4 hereto (collectively, the "IRBs") have been paid in full or defeased and any mortgages, deeds of trust or other documents securing any of the IRBs which constitute a lien against any of the Projects (or portions thereof) have been released (and reasonably satisfactory evidence thereof has been provided to Agent), Agent shall have the right to hold back from the Revolving Credit Advances which Lenders otherwise have agreed to make hereunder an amount equal to the then aggregate outstanding balance of all IRBs not so paid or defeased (or as to which there exists a lien against any Project or portion thereof). Any amounts so held back shall still be subject to the non-use fee described in subsection 1.1.2(d) above. Notwithstanding the foregoing, so long as there is no Event of Default then continuing under any of the Loan Documents, Borrowers shall have the right to obtain a Revolving Credit Advance for the purpose of repaying or defeasing the outstanding balance of all or any of the IRBs. Furthermore, there will be no hold back from the Revolving Credit Advances for the outstanding balances of the IRBs related to SunBridge Care and Rehab of Salem, West Virginia and SunBridge Pine Lodge Care and Rehab, Berkley, West Virginia, as the same are secured by letters of credit and not otherwise subject to any liens securing such IRBs.

     (g) Notwithstanding anything to the contrary contained in this subsection 1.1.2, unless and until Borrowers have completed all of the matters set forth on
Schedule II to the Environmental Indemnity with respect to the Project known as Nodaway Nursing Home located in Maryville, Missouri (and reasonably satisfactory evidence thereof has been provided to Agent), Agent shall have the right to hold back from the Revolving Credit Advances which Lenders otherwise have agreed to make hereunder an amount equal to One Hundred Thousand Dollars ($100,000.00). Any amounts so held back shall still be subject to the non-use fee described in subsection 1.1.2(d) above.

     1.1.3. Swing Line Facility.

     (a) Agent shall notify the Swing Line Lender (as defined below) upon Agent's receipt of any notice of a requested Revolving Credit Advance. Subject to the terms and conditions hereof, the Swing Line Lender may, in its discretion, make available from time to time during the Borrowing Period advances (each, a "Swing Line Advance") in accordance with any such notice. The provisions of this subsection 1.1.3(a) shall not relieve Lenders of their obligations to make Revolving Credit Advances under subsection 1.1.2 above; provided, that if the Swing Line Lender makes a Swing Line Advance pursuant to any such notice, such Swing Line Advance shall be in lieu of any Revolving Credit Advance that otherwise may be made by Lenders pursuant to such notice. Borrowers shall execute and deliver to the Swing Line Lender a promissory note to evidence the Swing Line Commitment. Each promissory note shall be in the principal amount of the Swing Line Commitment of the Swing Line Lender, and in the form of Exhibit 1.1.3(a) hereto (each, a "Swing Line Note" and, collectively, the "Swing Line Notes"). Each Swing Line Note shall represent the obligation of Borrowers to pay the amount of the Swing Line Commitment or, if less, the aggregate unpaid principal amount of all Swing Line Advances made to Borrowers, together with interest thereon. "Swing Line Lender" shall mean GECC. "Swing Line Loan" means the aggregate amount of Swing Line Advances outstanding to Borrowers at any time.

     (b) The aggregate amount of Swing Line Advances outstanding shall not exceed at any time the lesser of (i) the Swing Line Commitment and (ii) the Revolving Loan Commitment less the outstanding balance of the Revolving Loan at such time and less the then outstanding amount of all Letter of Credit Obligations ("Swing Line Availability"). During the Borrowing Period, Borrowers may from time to time borrow, repay and reborrow in accordance with this subsection 1.1.3. Each Swing Line Advance shall be made pursuant to a written request in accordance with subsection 1.1.2(d). Unless the Swing Line Lender has received at least one Business Day's prior written notice from Requisite Lenders instructing it not to make a Swing Line Advance, the Swing Line Lender shall be entitled to fund that Swing Line Advance, and to have each Lender make Revolving Credit Advances in accordance with subsection 1.1.3(c) below or purchase participating interests in accordance with subsection 1.1.3(d) below. The aggregate outstanding principal amount of any Swing Line Loan shall be paid by converting such Swing Line Loan to a Revolving Loan. "Swing Line Commitment" means the commitment of the Swing Line Lender to make Swing Line Advances as set forth on Exhibit 1.1.3(b) hereto, which commitment constitutes a sub-facility of the Revolving Loan Commitment of the Swing Line Lender.

     (c) The Swing Line Lender, at any time and from time to time in its sole and absolute discretion, may on behalf of Borrowers (and Borrowers hereby irrevocably authorize the Swing Line Lender to so act on their behalf) request each Lender (including the Swing Line Lender) to make a Revolving Credit Advance to Borrowers in an amount equal to that Lender's Pro Rata Share of the principal amount of the Borrower's Swing Line Loan (the "Refunded Swing Line Loan") outstanding on the date such notice is given. Unless an event described in subsection 7.1(d) below has occurred and is continuing (in which event the procedures of subsection 1.1.3(d) below shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of a Revolving Credit Advance are then satisfied, each Lender shall disburse directly to Agent its Pro Rata Share of a Revolving Credit Advance on behalf of the Swing Line Lender prior to 2:00 p.m. (New York time) in immediately available funds on the Business Day next succeeding the date that notice is given. The proceeds of those Revolving Credit Advances shall be immediately paid to the Swing Line Lender and applied to repay the Refunded Swing Line Loan of Borrowers.

     (d) If, prior to refunding a Swing Line Loan with a Revolving Credit Advance, an event described in subsection 7.1(d) below has occurred and is continuing, then, subject to the provisions of subsection 1.1.3(e) below, each Lender shall, on the date such Revolving Credit Advance was to have been made for the benefit of Borrowers, purchase from the Swing Line Lender an undivided participation interest in the Swing Line Loan to Borrowers in an amount equal to its Pro Rata Share of such Swing Line Loan. Upon request, each Lender shall promptly transfer to the Swing Line Lender, in immediately available funds, the amount of its participation interest.

     (e) Each Lender's obligation to make Revolving Credit Advances in accordance with subsection 1.1.3(c) above and to purchase participation interests in accordance with subsection 1.1.3(d) above shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against the Swing Line Lender, any Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any default or Event of Default; (iii) any inability of any Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement at any time; or (iv) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any Lender does not make available to Agent or the Swing Line Lender, as applicable, the amount required pursuant to subsections 1.1.3(c) or
(d) above, as the case may be, the Swing Line Lender shall be entitled to recover such amount on demand from such Lender, together with interest thereon for each day from the date of non-payment until such amount is paid in full at the Federal Funds Rate for the first two (2) Business Days and at the Interest Rate thereafter.

     1.1.4. Reliance on Notices. Agent shall be entitled to rely upon, and shall be fully protected in relying upon, any notice of a requested Revolving Credit Advance reasonably believed by Agent to be genuine. Agent may assume that each Person executing and delivering any notice in accordance herewith was duly authorized, unless the responsible individual acting thereon for Agent has actual knowledge to the contrary. Each Borrower hereby designates Guarantor as its exclusive representative ("Borrower Representative") and agent on its behalf for the purposes of issuing notices of requests for Revolving Credit Advances, giving instructions with respect to the disbursement of the proceeds of the Loan, giving and receiving all other notices and consents hereunder or under any of the other Loan Documents and taking all other actions (including in respect of compliance with covenants) on behalf of Borrowers under the Loan Documents. The individuals described in Section 4.33 below, as well as any other individuals designated from time to time in a written notice from Guarantor to Agent, are the only authorized persons who may act on behalf of Borrower Representative. Agent and each Lender may regard any notice or other communication pursuant to any Loan Document from the individuals designated by Borrower Representative as a notice or communication from all Borrowers, and may give any notice or communication required or permitted to be given to any Borrower hereunder to Borrower Representative on behalf of such Borrower. Each Borrower agrees that each notice, election, representation and warranty, covenant, agreement and undertaking made on its behalf by Borrower Representative shall be deemed for all purposes to have been made by such Borrower and shall be binding upon and enforceable against such Borrower to the same extent as if the same had been made directly by such Borrower.

     1.1.5. Receipt of Payments. Borrowers shall make each payment described in this Agreement not later than 11:00 a.m. (New York time) on the day when due in immediately available funds. All payments shall be deemed received on the Business Day on which immediately available funds therefor are received by Agent at or prior to 11:00 a.m. New York time, in the manner for payment set forth in the Notes. Payments received after 11:00 a.m. New York time on any Business Day or on a day that is not a Business Day shall be deemed to have been received on the following Business Day.

     1.1.6. Lenders' Obligations Are Several, Not Joint. Notwithstanding any other provision of this Article I to the contrary, each Lender's agreement to make disbursements of the Loan under this Agreement shall be several, and not joint, and in the amount of their respective Pro Rata Share of the amount of such disbursement.

     1.1.7. Notes. The Term Notes, the Revolving Notes and the Swing Line Notes, together with any and all amendments thereto and substitutions therefor are hereinafter collectively referred to as the "Notes". The terms and provisions of the Notes are hereby incorporated herein by reference in this Agreement. In the event of an assignment under Section 8.1 below, each Borrower shall, upon surrender of the assigning Lender's Notes, issue new Notes to reflect the interests of the assigning Lender and the Person to which interests are to be assigned.

     1.2. Loan Term.

     1.2.1. Maturity Date. Both the Term Loan and the Revolving Loan shall mature on June 22, 2007 or such earlier date upon which the Loan becomes due and payable in full, whether at maturity, prepayment acceleration or otherwise (the "Maturity Date"). The "Term" of the Loan shall commence on the Closing Date and end on the Maturity Date, as it may be extended as provided below.

     1.2.2. Extension Option. Borrowers may extend the Maturity Date for a period of twelve (12) months immediately following the Maturity Date; provided, that: (a) Borrowers have given Agent written notice (the "Extension Notice") of such extension not less than forty-five (45) days nor more than one hundred twenty (120) days prior to the Maturity Date; (b) Borrowers have paid or caused to be paid to Agent concurrently with giving the Extension Notice an extension fee equal to three-quarters percent (0.75%) of the outstanding principal balance of the Loan as of the date of the Extension Notice, which extension fee shall be non-refundable unless the proposed extension is not approved by Agent for any reason; (c) no Event of Default under any of the Loan Documents exists as of the date of the Extension Notice or as of the Maturity Date; (d) there has not been a monetary Event of Default under any of the Loan Documents at any time; (e) there has not been a non-monetary Event of Default under any of the Loan Documents at any time which remained uncured for more than ninety (90) days; (f) as of May 31, 2007, the Project Yield for the prior twelve (12) months is not less than 25.0%; (g) as of May 31, 2007, the Debt Coverage Ratio for the prior twelve (12) months exceeds 2.00 to 1.00; (h) rent payments for the prior twelve
(12) months from the Leases (as defined in Section 3.7 below) and debt service payments for the prior twelve (12) months from Omega Mortgagors (as defined in subsection 5.7.2 below) under the Omega Loan Documents are not less than eighty percent (80%) of the underwritten rent payments and debt service payments (but only with respect to loans evidenced by the Omega Loan Documents which have not been repaid); (i) all tenants under the Leases are current with respect to their payment obligations then due and payable under the Leases, including any applicable grace periods for payment thereof; (j) all Omega Mortgagors are current with respect to their payment obligations then due and payable under the Omega Loan Documents, including any applicable grace periods for payment thereof; and (k) the maturity date of the Public Debt (as defined in the Guaranty) (or any other indebtedness, the proceeds of which are used to repay the Public Debt) has been extended to not earlier than September 30, 2008.

     "Debt Coverage Ratio" means the ratio, as reasonably determined by Agent, of (i) Adjusted Net Operating Income from the Projects for a particular period, to (ii) payments of interest and principal due on the Loan for the same period less any payments received pursuant to the Interest Rate Agreement (as defined in Section 3.12 below).

     "Project Yield" for any period means the quotient, as reasonably calculated by Agent, of (x) the Adjusted Net Operating Income from the Projects for a particular period, divided by (y) the sum of the then current outstanding principal balance of the Loan plus any Borrowing Availability (if during the Borrowing Period), plus all accrued but unpaid interest thereon, plus the outstanding amount of the Letter of Credit Obligations.

     "Adjusted Net Operating Income" means net income from the operations of the tenants under the Leases and the Omega Mortgagors at the Projects (on a Project by Project basis) over the previous twelve (12) month period, calculated in accordance with generally accepted accounting principles consistent with the standards utilized by Agent in connection with its underwriting of this Loan, excluding interest, taxes, depreciation, amortization, rent and management fees, adjusted for a five percent (5%) management fee and a $400 per bed per annum replacement reserve, adjusted (upward or downward) by Agent in a reasonably consistent manner to take into account any definitive federal or state changes in applicable Medicare and Medicaid reimbursement rates. Any Project with a negative Adjusted Net Operating Income will be excluded for purposes of this calculation. Adjusted Net Operating Income will be reasonably estimated by Agent. Borrowers shall use commercially reasonable efforts to provide Agent with financial information with respect to the operations of the tenants under the Leases and Omega Mortgagors, as applicable, enforcing applicable provisions of Leases and the Omega Loan Documents requiring the delivery of such financial information to Borrowers.

     1.3. Interest Rate. Borrowers shall pay interest on the outstanding principal balance of the Loan at a floating rate per annum equal to the Base
Rate plus three and three-quarters percent (3.75%) (the aggregate rate is referred to as the "Interest Rate"). "Base Rate" shall mean the rate published each day in The Wall Street Journal for notes maturing one (1) month after issuance under the caption "Money Rates, London Interbank Offered Rates (LIBOR)". The Interest Rate for each calendar month shall be fixed based upon the Base Rate published prior to and in effect on the first (1st) Business Day of such month; provided, however, the Interest Rate from and including the Closing Date through June 30, 2003 shall be fixed based upon the Base Rate in effect on the Business Day immediately preceding the Closing Date. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed. Notwithstanding anything to the contrary contained herein, in no event shall the Interest Rate at any time be less than six percent (6.00%) per annum.

     1.4. Payments.

     1.4.1. Interest. Borrowers shall make interest payments monthly in arrears on the first (1st) day of each month commencing on August 1, 2003 computed on the outstanding principal balance of the Loan at the Interest Rate.

     1.4.2. Principal. Commencing on August 1, 2003, and on the first day of each month thereafter until the Maturity Date, Borrowers shall make monthly principal amortization payments on the Term Loan in accordance with the principal amortization schedule set forth on Exhibit 1.4.2 hereof.

     1.5. Intentionally Omitted.

     1.6.  Prepayments  of  Term  Loan.  Borrowers  may  not  prepay  any of the outstanding principal balance of the Term Loan prior to June 22, 2004. If Borrowers do prepay any of the outstanding principal balance of the Term Loan (whether at maturity, acceleration or otherwise) prior to June 22, 2004, Borrowers shall concurrently with each such prepayment pay to Agent for the benefit of Lenders an exit fee which shall be calculated and assessed on a pro rata basis, based on the ratio of the amount of the Term Loan actually prepaid prior to June 22, 2004 to the total Term Loan Commitment, multiplied by $4,500,000; in addition, Borrowers shall pay the amount of interest which (in Agent's reasonable estimation) would have accrued on the Term Loan from and after the date of the partial or complete prepayment through June 22, 2004. If Borrowers shall prepay the Term Loan on or after June 22, 2004 but prior to June 22, 2005 (whether a full or partial prepayment), then Borrowers shall concurrently with each such prepayment, pay to Agent for the benefit of Lenders, an exit fee which shall be calculated and assessed on a pro rata basis, based on the ratio of the amount actually prepaid during said period to the total Term Loan Commitment, multiplied by $4,500,000. Thereafter, Borrowers may prepay the outstanding principal balance of the Term Loan in full or in part at any time; provided, Borrowers give Agent at least thirty (30) days prior written notice. The Revolving Loan is not subject to any exit fee or other prepayment fee under this Section 1.6. Any exit fee specified in this Section 1.6 is hereinafter referred to as an "Exit Fee".

     1.7. Change of Control. Notwithstanding anything to the contrary contained in Section 1.6 above, if a Change of Control (as defined below) occurs, Agent may, but shall not be obligated to, accelerate the Loan, in which event Borrowers shall be obligated to repay the entire outstanding principal balance of the Loan in full and, if the Change of Control occurs prior to June 22, 2005, pay the Exit Fee due pursuant to Section 1.6 above. So long as Borrowers give Agent at least forty-five (45) days written notice prior to any such Change of Control (a "Change of Control Notice"), then Agent shall give Borrowers at least one hundred twenty (120) days written notice prior to any such acceleration, which notice from Agent may be given at any time after Agent's receipt of the Borrowers' Change of Control Notice.

     "Change of Control" means either (i) Guarantor ceases to be a corporation whose common stock is publicly traded; (ii) any Person and its affiliates own in the aggregate greater than fifty percent (50%) of the common stock of Guarantor (other than Explorer Holdings, L.P. or a Qualified Investor (as defined below); provided, that in the case of a Qualified Investor, such Qualified Investor executes and delivers to Agent a guaranty of the Loan in substantially the form of the Guaranty and otherwise reasonably acceptable to Agent, together with such opinions of counsel and other documents as Agent may reasonably request with respect to such guaranty); or (iii) Guarantor merges or consolidates with any Person other than a Qualified Investor.

     "Qualified Investor" means a real estate investment trust or other institutional real estate investor, in either case which has (a) a tangible net worth equal to or greater than Guarantor's then tangible net worth, in each case as reasonably determined by Agent based upon such Person's and Guarantor's most recent consolidated balance sheets prepared in accordance with generally accepted accounting principles and consistent with the manner in which Agent has underwritten Guarantor's tangible net worth in entering into this Agreement, and
(b) substantial experience owning Health Care Facilities, including skilled nursing facilities. Notwithstanding the foregoing to the contrary, if (x) Guarantor merges or consolidates with a Person which is not a Qualified Investor and Guarantor is the surviving entity, or (y) a Person and its affiliates (other than Explorer Holdings, L.P. or a Qualified Investor) own, in aggregate, greater than fifty percent (50%) of the outstanding common stock of Guarantor, then in either case it shall not constitute a Change of Control if (1) the people listed in clauses (a) and (b) of Section 4.33 below continue in their respective positions of management of Guarantor as described in clauses (a) and (b) of
Section 4.33 until the Maturity Date; provided, however, the failure of any such individual to continue in their position of management due to death or disability shall not result in a Change of Control, and (2) if clause (y) is applicable, said Person executes and delivers to Agent a guaranty of the Loan in substantially the form of the Guaranty and otherwise reasonably acceptable to Agent, together with such opinions of counsel and other documents as Agent may reasonably request with respect to such guaranty.

     1.8. Letters of Credit. Subject to and in accordance with the terms and conditions contained herein and in Exhibit B hereto, Borrowers shall have the right to request, and Lenders agree to incur, or purchase participations in, Letter of Credit Obligations of Borrowers. Borrowers shall pay to Agent, for the benefit of Lenders, the Letter of Credit Fees as described in Exhibit B hereto.

                                   ARTICLE II
                                    Security

     2.1. Collateral. The Loan and all other Indebtedness and obligations under the Loan Documents shall be secured by real and personal property which is subject to a security interest or lien granted in this Agreement or in any of the following Loan Documents (collectively, the "Collateral"): (a) the Mortgages, (b) the Leasehold Mortgages, (c) the Assignments of Loan Documents,
(d) the Assignments of Leases, if any, and (e) the Pledge; as well as any other collateral or security described in this Agreement or in the other Loan Documents or required by Agent or Lenders in connection with the Loan.

     2.2. Substitution of Properties. During the Term of the Loan, Borrowers may notify Agent in writing that Borrowers desire to pledge one or more new properties as Collateral for the Loan in substitution for one or more of the Properties. So long as no Event of Default shall be continuing (unless such Event of Default shall be cured by the substitution of Properties as permitted by this Section 2.2), Agent shall approve such request provided that the following conditions are satisfied in Agent's reasonable discretion: (a) Agent shall have determined that each Property to be replaced has a negative Adjusted Net Operating Income for at least the most recent two (2) consecutive calendar quarters, (b) Agent shall have approved each new property proposed to be pledged, (c) Borrowers shall have executed and delivered such documents as Agent shall require in order to evidence that such new property has been added as Collateral for the Loan, including, without limitation, a Mortgage with respect to each new property, an amendment to the Loan Documents executed by all Borrowers and Guarantor confirming that each new property has been added as a Property, and opinions of counsel to Borrowers and Guarantor in forms reasonably satisfactory to Agent, (d) Borrowers shall have delivered to Agent a Title Policy, Survey, appraisal, environmental report and any other documents or reports requested by Agent with respect to each new property, (e) Borrowers shall have paid all reasonable Costs (defined in Section 9.1 below) incurred by Agent and/or Lenders in connection with such substitution, and (f) the aggregate net rental payments due under the Leases with respect to the new properties (or if applicable, the aggregate debt service due under the Omega Loan Documents with respect to such new properties) are, in Agent's reasonable determination, at least eighty percent (80%) of the aggregate net rental payments due under the Leases (or if applicable, the aggregate debt service due under the Omega Loan Documents) with respect to the Properties to be replaced. In no event shall Borrowers have the right to substitute more than ten (10) Properties in the aggregate during the Term of the Loan, including pursuant to clause (Z) in the last grammatical paragraph of Section 7.1 below; provided, that the foregoing shall not otherwise limit the number of Properties that can be added as Collateral pursuant to Section 2.3 below or clause (Y) in the last grammatical paragraph of Section 7.1 below. Following any substitution of Properties pursuant to this Section 2.2, Agent shall provide written notice thereof to each of the Lenders.

     2.3. Optional Additional Collateral. During the Term of the Loan, Borrowers may notify Agent in writing that Borrowers desire to pledge one or more additional properties as Collateral for the Loan. So long as no Event of Default shall be continuing (unless such Event of Default shall be cured by the activities described in this Section 2.3), Agent shall approve such request provided that the following conditions are satisfied in Agent's reasonable discretion: (a) Agent shall have approved each new property proposed to be pledged, (b) Borrowers shall have executed and delivered such documents as Agent shall require in order to evidence that such new property has been added as Collateral for the Loan, including, without limitation, a Mortgage with respect to each new property, an amendment to the Loan Documents executed by all Borrowers and Guarantor confirming that each new property has been added as a Property, and opinions of counsel to Borrowers and Guarantor in forms reasonably satisfactory to Agent, (c) Borrowers shall have delivered to Agent a Title Policy, Survey, appraisal, environmental report and any other documents or reports requested by Agent with respect to each additional property, and (d) Borrowers shall have paid all reasonable Costs incurred by Agent and/or Lenders in connection with such addition.

     2.4. Omega Mortgaged Properties. During the Term of the Loan, if any indebtedness with respect to any of the Omega Loan Documents is repaid by an Omega Mortgagor, Borrowers shall notify Agent thereof in writing prior to such repayment and Borrowers shall, within two (2) Business Days of receipt thereof, deliver all proceeds of such repayment to Agent, which proceeds shall be used by Agent towards the repayment of the Term Loan. If applicable, in connection with any such prepayment, Borrowers shall pay Agent a portion of the Exit Fee as set forth in Section 1.6 above.

     2.5. Payments Pursuant to Leases. During the Term of the Loan, if any Borrower receives any payment pursuant to a Lease with respect to any Omega Leased Property, whether as a result of a casualty or condemnation with respect to such Property or otherwise, or if any Borrower receives proceeds of any collateral or applies any reserves or deposits held by a Borrower or Guarantor as security for the obligations of a tenant under a Lease, Borrowers shall provide prompt written notice thereof to Agent and, subject to the terms and conditions of the SNDAs, Borrowers shall, within two (2) Business Days of receipt thereof, deliver such payment, proceeds, reserves or deposits to Agent, which shall be used by Agent towards the repayment of the Term Loan. If applicable, in connection with any such prepayment, Borrowers shall pay Agent a portion of the Exit Fee as set forth in Section 1.6 above.

                                  ARTICLE III
                              Conditions Precedent

     Lenders' obligation to disburse the Loan is subject to satisfaction of all of the following conditions:

     3.1.  Loan  Documents.   Agent  shall  have  received  the  following  Loan
Documents, all in form and substance satisfactory to Agent:

     (a) this Agreement;

     (b) the Notes;

     (c) the Mortgages;

     (d) the Leasehold Mortgages;

     (e) an Assignment of Leases and Rents with respect to each Property (the "Assignments of Leases"), if required by Agent;

     (f) the Assignments of Loan Documents, together with all documents which Borrowers are required to deliver pursuant thereto, including without limitation, estoppel certificates from each Omega Mortgagor in a form approved by Agent;

     (g) such Uniform Commercial Code ("UCC") financing statements as Agent may require;

     (h) a Guaranty (the "Guaranty"), executed by Omega Healthcare Investors, Inc., a Maryland corporation ("Guarantor");

     (i) a Hazardous Materials Indemnity Agreement ("Environmental Indemnity"), executed by Borrowers and Guarantor;

     (j) an Ownership Pledge, Assignment and Security Agreement (the "Pledge"), executed by Guarantor pursuant to which Guarantor pledges to Agent, for the benefit of Lenders, all of the stock and membership interests of Borrowers;

     (k) a collateral assignment of the Interest Rate Agreement (as defined in Section 3.12 below), executed by Guarantor and Merrill Lynch Derivative Products AG ("Merrill");

     (l) a Subordination, Non-Disturbance and Attornment Agreement (including estoppel provisions and/or separate estoppel agreements), executed by the tenants under each Lease in a form reasonably acceptable to Agent with respect to each Lease (collectively, the "SNDAs");

     (m) a guarantor estoppel certificate executed by the guarantor under each guaranty of any Lease (the "Lease Guaranties") with respect to each Lease (the "Guarantor Estoppels");

     (n) a recognition and estoppel agreement or similar agreement as required by Agent executed by each ground lessor and ground sublessor with respect to each Ground Leased Property (collectively, the "Ground Lease Estoppels") and such subordination, non-disturbance and attornment agreements from ground lessors (as to ground subleases) and from mortgagees of the fee interest (or if applicable in the case of any ground subleased Property, the ground sublessor's interest) in any Ground Leased Property as Agent may require;

     (o) a Lockbox Account Agreement with respect to the Lockbox (as defined in subsection 5.7.1 below) executed by Borrowers, Agent and Lockbox Bank (as defined in subsection 5.7.1 below);

     (p) a Bank Agency Agreement with respect to the Deposit Account (as defined in subsection 5.7.5 below), executed by Borrowers, Agent and Bank One;

     (q) a collateral assignment of any collateral and documents related to the Advocat Note (as defined in Section 3.14 below) executed by Borrowers;

     (r) a collateral assignment of any collateral and documents related to the Essex Note (as defined in Section 3.15 below) executed by Borrowers;

     (s) a collateral  assignment of the Lease Collateral (as defined in Section
3.16 below) executed by Borrowers and Guarantor; and

     (t) an agreement with all title insurance companies providing reinsurance with respect to the Title Policies, allowing Agent, Lenders and Borrowers direct access to any reinsurance proceeds with respect to the Title Policies.

     3.2. Intentionally Omitted.

     3.3. Appraisal. Agent shall obtain an appraisal report for each Project, in form and content reasonably acceptable to Agent, prepared by an independent MAI appraiser in accordance with the Financial Institutions Reform, Recovery and Enforcement Act ("FIRREA") and the regulations promulgated pursuant to FIRREA.

     3.4. Title Policies and Endorsements. Agent shall have received final marked title commitments for title insurance at the Closing (collectively, the "Title Commitments" and individually a "Title Commitment") with respect to each Project issued by Stewart Title Guaranty Company. On the Closing Date, Agent shall have received a title insurance policy for each Project (collectively, the "Title Policies" and individually, a "Title Policy"), reasonably acceptable to Agent, insuring that, except as otherwise disclosed on Exhibit 3.4 hereto, (a) the lien of each Mortgage is a valid first lien on the respective Owned Property; (b) the lien of each Leasehold Mortgage is a valid first lien on the respective Borrower's leasehold interest in the respective Ground Leased Property; and (c) the lien of each mortgage on an Omega Mortgaged Property, as assigned to Agent, is a valid first lien on such Omega Mortgaged Property; in each case subject only to exceptions to title approved by Agent. The Title Policies shall also contain any reinsurance and endorsements reasonably required by Agent including, without limitation, creditors' rights, access, survey, tax parcel, environmental, zoning 3.1 with parking, variable rate, usury, last dollar, first loss, revolving loan, tie-in and extended coverage endorsements (Comprehensive Form 1), to the extent available. If a zoning endorsement can not be issued in a particular state, Borrowers shall deliver to Agent prior to the Closing Date a zoning letter from the applicable government authority where each Project in such state is located, which letter shall confirm that there are no zoning violations with respect to such Project and otherwise be in form and substance reasonably acceptable to Agent. Borrowers shall also have the right to receive their own title commitments and title policies with respect to each Project at the Closing.

     3.5. Surveys. Agent shall have received and approved an existing survey of each Project, prepared by a registered land surveyor in accordance with the American Land Title Association/ American Congress on Surveying and Mapping Standards (collectively, the "Surveys"). Each surveyor shall certify that the Property is not in a flood hazard area as identified by the Secretary of Housing and Urban Development. Each Survey shall be sufficient for the title insurer to remove the general survey exception with respect to that Property.

     3.6.   Environmental   Report.   Agent  shall  have   received  a  Phase  I
environmental audit of each Project. Each audit shall be acceptable to Agent in its sole discretion.

     3.7. Leases. All leases, master leases, subleases, licenses and other agreements with regard to the occupancy of each of the Omega Leased Properties to which any Borrower is a party (other than as a lessee) (collectively, "Leases") and all Lease Guaranties shall be in form and substance acceptable to Agent. Agent has approved those Leases set forth on Exhibit 3.7 hereto, which is a true, correct and complete list of all Leases. The tenants thereunder shall execute and deliver to Agent prior to the Closing or prior to the execution thereof by any Borrower, as applicable, SNDAs in forms reasonably acceptable to Agent.

     3.8. Insurance. Borrowers shall have provided Agent with and Agent shall have approved copies of certificates evidencing the insurance policies required to be maintained by Borrowers, tenants under the Leases and the Omega Mortgagors, which certificates are attached as Exhibit 3.8 hereto.

     3.9. Compliance with Laws. Borrowers shall have provided Agent with copies of all current operating licenses maintained by the Health Care Facilities located at each Project.

     3.10. Intentionally Omitted.

     3.11.  Audit  Requirement.  Agent shall have  determined that the aggregate
annualized   Adjusted  Net  Operating   Income  of  the  Projects  is  at  least
$47,500,000.

     3.12. Interest Rate Cap Agreement. Borrowers shall have delivered to Agent a copy of the International Swap Dealers Association, Inc. Master Agreement, dated as of September 10, 2002, and the Confirmation dated September 11, 2002 and amended September 16, 2002, each executed by Guarantor and Merrill, in form and substance reasonably acceptable to Agent (collectively, the "Interest Rate Agreement").

     3.13. Letter From Guarantor's CPA. Guarantor shall have delivered to Agent a letter from Guarantor to such independent certified public accountant authorizing such accountant to communicate directly with Agent in matters relating to the financial statements delivered in connection with obtaining the Loan or pursuant to this Agreement.

     3.14. Assignment of Advocat Note. Borrowers shall have caused Guarantor to deliver to Agent the original Subordinated Note executed by Advocat, Inc. in favor of Guarantor, dated November 8, 2000, in the original principal amount of $1,700,000 (the "Advocat Note") and Borrowers shall have caused Guarantor to execute and deliver to Agent an Allonge to the Advocat Note. Borrowers shall have caused Guarantor to execute and deliver to Agent a security agreement or other collateral assignment document requested by Agent in order to pledge as Collateral for the Loan the Advocat Note and any collateral given by Advocat, Inc. in connection therewith. Notwithstanding the foregoing, Guarantor shall have the right, in its sole discretion, to amend, modify, extend or cancel the Advocat Note, without Agent's consent, provided that (a) any new or additional collateral received by Guarantor in connection with the Advocat Note or any modification thereof shall be delivered and pledged to Agent as additional Collateral for the Loan pursuant to documents acceptable to Agent, and (b) any funds received by a Borrower, Guarantor or any Affiliate of a Borrower or Guarantor from the full or partial repayment of the Advocat Note or such other collateral given by Advocat, Inc. shall be immediately transferred to Agent and may be used by Agent towards the repayment of the Term Loan, without incurring any Exit Fee under Section 1.6 above.

     3.15. Assignment of Essex Note. Borrowers shall have caused Guarantor to deliver to Agent the original Second Working Capital Replacement Note executed by Essex Healthcare Corporation in favor of Guarantor, dated as of October 31, 2002, in the original principal amount of $3,000,000 (the "Essex Note") and Borrowers shall have caused Guarantor to execute and deliver to Agent an Allonge to the Essex Note. Borrowers shall have caused Guarantor to execute and deliver to Agent a security agreement or other collateral assignment document requested by Agent in order to pledge as Collateral for the Loan the Essex Note and any collateral given to secure the Essex Note. Notwithstanding the foregoing, Guarantor shall have the right, in its sole discretion, to amend, modify, extend or cancel the Essex Note, without Agent's consent, provided that (a) any new or additional collateral received by Guarantor in connection with the Essex Note or any modification thereof shall be delivered and pledged to Agent as additional Collateral for the Loan pursuant to documents acceptable to Agent, and (b) during the continuance of any Event of Default under any of the Loan Documents, any funds received by a Borrower, Guarantor or any Affiliate of a Borrower or Guarantor from the full or partial repayment of the Essex Note or proceeds of the collateral given to secure the Essex Note shall be immediately transferred to Agent and may be used by Agent towards the repayment of the Term Loan, or at Agent's option, any other Indebtedness, without incurring any Exit Fee under
Section 1.6 above.

     3.16. Lease Collateral. In connection with each of the Leases, and the sublease of any such Leases, Borrowers shall have granted a security interest to Agent in, and shall have delivered to Agent to the extent required or shall have maintained in the Deposit Accounts with Bank One, all collateral for the obligations of such tenants and subtenants, including, without limitation, all security deposits and letters of credit (collectively, the "Lease Collateral"). A true and complete description of such Lease Collateral with respect to each Lease is set forth on Exhibit 3.7 hereto.

     3.17. Additional Items. Agent shall have received such other items as Agent may reasonably require.

                                   ARTICLE IV
                         Representations and Warranties

     As an inducement to Lenders to disburse the Loan, each Borrower hereby represents and warrants to Lenders and Agent as follows, which representations and warranties shall be true as of the date hereof and shall remain true throughout the Term of the Loan:

     4.1. Borrower Existence. Each Borrower is a limited liability company (each, an "LLC Borrower") or corporation (each, a "Corporate Borrower") duly formed or organized, validly existing and in good standing under the laws of its state of formation and the state or states in which its respective Properties are located. The principal place of business of each Borrower is at 9690 Deereco Road, Suite 100, Timonium, Maryland 21093. The Loan Documents have each been duly authorized, executed and delivered and each constitutes the duly authorized, legally valid and binding obligation of each Borrower, in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

     4.2. Intentionally Omitted.

     4.3. Borrower's Organizational Documents.

     4.3.1. LLC Borrowers. A true and complete copy of the operating agreement creating each LLC Borrower and any and all amendments thereto (collectively, the "Operating Agreement") have been furnished to Agent. The Operating Agreement constitutes the entire agreement among the members of the LLC Borrowers and is binding upon and enforceable against each of the members in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion. There are no other agreements, oral or written, among any of the members relating to each LLC Borrower. No default exists under the Operating Agreement and no condition exists which, with the giving of notice or the passage of time or both, would constitute a default under the Operating Agreement.

     4.3.2.  Corporate  Borrowers.  A true and complete  copy of the articles of incorporation and by-laws of each Corporate Borrower and all other material documents creating and governing such Corporate Borrower (collectively, the "Borrower Incorporation Documents") have been furnished to Agent. There are no other agreements, oral or written, among any of the shareholders of each Corporate Borrower relating to such Corporate Borrower. The Borrower Incorporation Documents were duly executed and delivered, are in full force and effect, and binding upon and enforceable in accordance with their terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion. No breach exists under the Borrower Incorporation Documents and no act has occurred and no condition exists which, with the giving of notice or the passage of time or both, would constitute a breach under the Borrower Incorporation Documents.

     4.4. Intentionally Omitted.

     4.5. Other Agreements. No Borrower is in default (with due notice or lapse of time or both) under any contract, agreement or commitment to which it is a party, except for any default which would not reasonably be expected to have a material adverse effect on (a) the business, operations or financial condition of Borrowers or the Projects, taken as a whole, or (b) the ability of Borrowers or Guarantor to perform their respective obligations under the Loan Documents (a "Material Adverse Effect"). The execution, delivery and compliance with the terms and provisions of this Agreement and the other Loan Documents will not (i) to each Borrower's knowledge, violate the provisions of any applicable law, regulation, order or other decree of any court or governmental entity, or (ii) conflict or be inconsistent with, or result in any default (with due notice or lapse of time or both) under, any contract, agreement or commitment to which any Borrower is bound, except for any conflict, inconsistency or default which would not reasonably be expected to have a Material Adverse Effect. Each Borrower has delivered to Agent copies of any material agreements (including leases) between such Borrower and any Affiliate related in any way to the use and operation of any Project.

     4.6. Properties. Good and marketable fee simple title to each Owned Property is owned by the applicable Borrower listed on Exhibit A hereto free and clear of all liens, claims, encumbrances, covenants, conditions and restrictions, security interests and claims of others, except only such exceptions or matters as have been approved in writing by Agent or as set forth in a Title Commitment or a Title Policy. A good and marketable leasehold estate in each Ground Leased Property is owned by the applicable Borrower listed on Exhibit A hereto free and clear of all liens, claims, encumbrances, covenants, conditions and restrictions, security interests and claims of others, except only such exceptions or matters as have been approved in writing by Agent or as set forth in a Title Commitment or a Title Policy. A first mortgage lien on each Omega Mortgaged Property is held by the applicable Borrower listed on Exhibit A hereto free and clear of all liens, claims, encumbrances, covenants, conditions and restrictions, security interests and claims of others, except only such exceptions or matters as have been approved in writing by Agent or as set forth in a Title Commitment or a Title Policy. Borrowers may in good faith, by appropriate proceeding, contest the validity or amount of any asserted lien and, pending such contest, Borrowers shall not be deemed to be in default hereunder; provided, that if the amount of such lien or liens exceeds the sum of $125,000 at any Project or $1,000,000 for all Borrowers in the aggregate, then Borrowers shall first obtain an endorsement, in form and substance reasonably satisfactory to Agent, to the Title Policy insuring over such lien, or Borrowers shall deposit with Agent a bond or other security reasonably satisfactory to Agent in the amount of 150% of the amount of such lien to assure payment of the same as and when due, which bond or amount (to the extent not used to pay such lien and related costs) shall be returned promptly to Borrowers upon payment or other termination of the lien.

     To each Borrower's knowledge, each Project is in compliance in all material respects with all zoning requirements, building codes, subdivision improvement agreements, and all covenants, conditions and restrictions of record. To each Borrower's knowledge, the zoning and subdivision approval of each Project and the right and ability to, use or operate the Improvements are not in any way dependent on or related to any real estate other than the applicable Property. To each Borrower's knowledge, there are no, nor are there any alleged or asserted, material violations of any applicable laws, regulations, ordinances, codes, permits, licenses, declarations, covenants, conditions, or restrictions of record, or other agreements relating to any Project, or any part thereof, except as expressly set forth in a Title Commitment or a Title Policy. To each Borrower's knowledge, there have been no improvements constructed on or material modifications to any Property since the date of the Survey for such Property delivered to Agent.

4.7. Property Access. To each Borrower's knowledge, each Property is accessible through fully improved and dedicated roads accepted for maintenance and public use by the public authority having jurisdiction, except as described on the Survey for such Property delivered to Agent.

     4.8. Utilities. To each Borrower's knowledge, all utility services necessary and sufficient for the use or operation of each Project are available including water, storm, sanitary sewer, gas, electric and telephone facilities, except as described on the Survey for such Property delivered to Agent.

     4.9. Flood Hazards/Wetlands. Except as set forth on Exhibit 4.9 hereto, or explicitly set forth on the Survey for such Property delivered to Agent, no Property is situated in an area designated as having special flood hazards as defined by the Flood Disaster Protection Act of 1973, as amended, or as a wetlands by any governmental entity having jurisdiction over the Property.

     4.10. Taxes/Assessments. There are no unpaid or outstanding real estate or other taxes, assessments, impositions or other charges or obligations on or against any Project or any part thereof, except general real estate taxes not yet due or payable and except for any such matters which are insured over on a Title Commitment or Title Policy at Closing (collectively, "Charges"). Copies of the current general real estate tax bills with respect to each Project have been delivered to Agent. Said bills cover the entire applicable Project and do not cover or apply to any other property. To each Borrower's knowledge, there is no pending or contemplated action pursuant to which any special assessment may be levied against any portion of the Project. Borrowers shall have the right to contest, in good faith by appropriate proceedings, the amount or validity of any Charges, so long as: (a) Borrowers have given prior written notice to Agent of Borrowers' intent to so contest or object to any such Charges; (b) such contest stays the enforcement or collection of the Charges or any lien created; and (c) if the amount of such Charges exceeds the sum of $250,000, then Borrowers shall have obtained an endorsement, in form and substance reasonably satisfactory to Agent, to the Title Policy insuring over any such Charges, or Borrowers shall have deposited with Agent a bond or other security reasonably satisfactory to Agent in the amount of 125% of the amount of such Charges to assure payment of the same as and when due, which bond or amount (to the extent not used to pay such Charges and related costs) shall be promptly returned to Borrowers upon payment or other termination of the Charges.

     4.11. Eminent Domain. There is no eminent domain or condemnation proceeding pending or, to each Borrower's knowledge threatened, relating to any Project.

     4.12. Litigation. Except as set forth on Exhibit 4.12 hereto, there is no litigation, arbitration or other proceeding or governmental investigation pending or, to each Borrower's knowledge, threatened against or relating to (a)
(i) any Borrower or any Borrower's ownership of any of its property, assets or business, including any Project or (ii) to each Borrower's knowledge, the operation and management of any Project, except in each case for any matters which the insurance company of any tenant or Omega Mortgagor has agreed to defend and indemnify Borrowers against, or (b) Guarantor or any of its property, assets or business, which in each case or in the aggregate with others, if decided adversely would reasonably be expected to have a Material Adverse Effect.

     4.13. Accuracy. Neither this Agreement nor any document, financial statement, credit information, certificate or statement furnished to Agent by Borrowers or Guarantor contains any materially untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading as of the date such statement was made; provided, however, that any representation in respect of any furnished document, financial statement or information that was received by Borrowers from any third party in respect of any Project or any of the Health Care Facilities is limited in all respects to each Borrower's knowledge.

     4.14. Foreign Ownership. No Borrower is or will be, and no legal or beneficial interest of an Affiliate of any Borrower is or will be held, directly or indirectly, by a "foreign corporation", "foreign partnership", "foreign trust", "foreign estate", "foreign person", "affiliate" of a "foreign person" or a "United States intermediary" of a "foreign person" within the meaning of Sections 897 and 1445 of the Internal Revenue Code of 1986, as amended ("IRC"), the Foreign Investments in Real Property Tax Act of 1980, the International Foreign Investment Survey Act of 1976, the Agricultural Foreign Investment Disclosure Act of 1978, or the regulations promulgated pursuant to such Acts set forth above in this Section 4.14 or any amendments to such Acts.

     4.15. Solvency. No Borrower is insolvent and there has been no: (a) assignment made for the benefit of the creditors of any Borrower; (b) appointment of a receiver for any Borrower or for the property of any Borrower; or (c) bankruptcy, reorganization, or liquidation proceeding instituted by or against any Borrower.

     4.16. Financial Statement/No Change. Each Borrower has heretofore delivered to Agent copies of the most current financial statements of each Project. To each Borrower's knowledge, said financial statements were prepared on a basis consistent with that of preceding years, and all of such financial statements present fairly in all material respects the financial condition of said Project as of the respective dates in question and the results of operations for the respective periods indicated. To each Borrower's knowledge, since the dates of such statements, there has been no material adverse change in the business or financial condition of any Project. Neither Borrowers nor Guarantor has any material contingent liabilities not provided for or disclosed in any financial statements delivered to Agent. There has been no material adverse change since March 31, 2003 in the structure, business operations, credit, prospects or financial condition of any Borrower or any Project.

     4.17. Single Asset Entity. No Borrower: (a) holds, directly or indirectly, any ownership interest (legal or equitable) in any real or personal property other than the interest which it owns in its respective Projects; (b) is a shareholder or partner or member of any other entity; or (c) conducts any business other than the ownership, lease or asset management of its respective Projects. Each Borrower maintains a separate bank account, and no funds are commingled therein except funds related to such Borrower's Properties.

     4.18. No Broker. No brokerage commission or finder's fee is owing to any broker or finder arising out of any actions or activity of Borrowers in connection with the Loan.

     4.19. Employees. No Borrower has any employees and no Borrower shall have any employees until after the date on which the entire principal balance of the Loan and all interest thereon and all other sums due pursuant to the Loan Documents have been repaid in full.

     4.20. Security Deposits. No Borrower has collected or received any security deposit from any tenant or resident of the Project, except as described on
Exhibit 4.20 hereto.

     4.21. HIPAA Compliance. Neither Borrowers nor Guarantor is a "covered entity" within the meaning of HIPAA (as defined below), To the extent that and for so long as any Borrower or Guarantor becomes a "covered entity" within the meaning of HIPAA, each Borrower (a) will promptly undertake all necessary surveys, audits, inventories, reviews, analyses and/or assessments (including any necessary risk assessments) of all areas of its business and operations required by HIPAA and/or that could be materially adversely affected by the failure of each Borrower or Guarantor, as applicable, to be HIPAA Compliant (as defined below); (b) will promptly develop a detailed plan and time line for becoming HIPAA Compliant (a "HIPAA Compliance Plan"); and (c) will implement those provisions of such HIPAA Compliance Plan in all material respects necessary to ensure that each Borrower or Guarantor, as applicable, is or becomes HIPAA Compliant. For purposes hereof, "HIPAA Compliant" shall mean that each Borrower or Guarantor, as applicable, (x) will be in compliance in all material respects with each of the applicable requirements of the so-called "Administrative Simplification" provisions of HIPAA on and as of each date that any part thereof, or any final rule or regulation thereunder, becomes effective in accordance with its or their terms, as the case may be (each such date, a "HIPAA Compliance Date") and (y) is not and could not reasonably be expected to become, as of any date following any such HIPAA Compliance Date, the subject of any civil or criminal penalty, process, claim, action or proceeding, or any administrative or other regulatory review, survey, process or proceeding (other than routine surveys or reviews conducted by any government health plan or other accreditation entity) that could result in any of the foregoing or that could reasonably be expected to have a Material Adverse Effect in connection with any actual or potential violation by any Borrower or Guarantor of the then effective provisions of HIPAA. "HIPAA" means the Health Insurance Portability and Accountability Act of 1996, as the same may be amended, modified or supplemented from time to time, and any successor statute thereto, and any and all rules or regulations promulgated from time to time thereunder.

     4.22. Intentionally Omitted.

     4.23. Anti-Terrorism and Anti-Money Laundering Compliance.

     4.23.1. Compliance with Anti-Terrorism Laws. Each Borrower is not and shall not be, and, after making due inquiry, no Person who owns a controlling interest in or otherwise controls any Borrower is or shall be, (i) listed on the Specially Designated Nationals and Blocked Persons List (the "SDN List") maintained by the Office of Foreign Assets Control ("OFAC"), Department of the Treasury, and/or on any other similar list ("Other Lists" and, collectively with the SDN List, the "Lists") maintained by the OFAC pursuant to any authorizing statute, Executive Order or regulation (collectively, "OFAC Laws and Regulations"); or (ii) a Person (a "Designated Person") either (A) included within the term "designated national" as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (B) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001) or similarly designated under any related enabling legislation or any other similar Executive Orders (collectively, the "Executive Orders"). The OFAC Laws and Regulations and the Executive Orders are
collectively referred to in this Amendment as the "Anti-Terrorism Laws". Each Borrower also shall require, and shall take reasonable measures to ensure compliance with the requirement, that no Person who owns any other direct interest in such Borrower is or shall be listed on any of the Lists or is or shall be a Designated Person. This Section 4.23.1 shall not apply to any Person to the extent that such Person's interest in any Borrower is through a U.S. Publicly-Traded Entity. As used in this Agreement, "U.S. Publicly-Traded Entity" means a Person (other than an individual) whose securities are listed on a national securities exchange, or quoted on an automated quotation system, in the United States, or a wholly-owned subsidiary of such a Person.

     4.23.2. Compliance by Interest Holders. Each Borrower shall require each Person that proposes to become a partner, member or shareholder in such Borrower after the date hereof and that is not a U.S. Publicly-Traded Entity to sign, and to deliver to such Borrower (and such Borrower shall deliver to Lender), (a) an Interest Holder Certification and Agreement, in the form of Exhibit 4.23 hereto ("Interest Holder Agreement") and (b) if requested by Agent, each Borrower shall deliver to Agent a schedule of the name, legal domicile address and (for entities) place of organization of each holder of a direct or indirect legal or beneficial interest in such Borrower.

     4.23.3. Anti-Terrorism Policies. Each Borrower agrees to adopt and maintain adequate policies, procedures and controls to ensure that it is in compliance with all Anti-Terrorism Laws and related government guidance (such policies, procedures and controls are collectively referred to in this Amendment as "Borrower Anti-Terrorism Policies"). Each Borrower further agrees to make the Borrower Anti-Terrorism Policies, and the respective policies, procedures and controls for Persons who are or are to become partners, members or shareholders in Borrower (such policies, procedures and controls are collectively referred to as "Investor Anti-Terrorism Policies"), together with the information collected thereby concerning Borrower and such partners, members or shareholders (but not information about indirect members that are not Controlling Persons), available to Agent and Lenders for review and inspection by Agent and Lenders from time to time during normal business hours and upon reasonable prior notice, and each Borrower agrees to deliver copies of the same to Agent and/or Lenders from time to time upon request. Agent and Lenders will keep the Borrower Anti-Terrorism Policies and the Investor Anti-Terrorism Policies, and the information collected thereby, confidential subject to customary exceptions for legal process, auditors, regulators, or as otherwise reasonably required by Agent and Lenders for enforcement of its rights and/or in connection with reasonable business us in the management, administration and disposition of its assets and investments. Each Borrower consents to the disclosure to U.S. regulators and law enforcement authorities by Agent and Lenders or any of their respective Affiliates or agents of such information about any Borrower and the owners of direct and indirect interests in any Borrower that Agent or Lenders reasonably deems necessary or appropriate to comply with applicable Anti-Terrorism Laws and Anti-Money Laundering Laws.

     4.23.4. Funds Invested in Borrowers. Each Borrower has taken, and shall continue to take, reasonable measures appropriate to the circumstances (and in any event as required by applicable law), with respect to each holder of a direct or indirect interest in such Borrower, to assure that funds invested by such holders in such Borrower are derived from legal sources ("Anti-Money Laundering Measures"). The Anti-Money Laundering Measures have been and shall be undertaken in accordance with the Bank Secrecy Act, 31 U.S.C. ss.ss. 5311 et seq. ("BSA"), and all applicable laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations under 18 U.S.C. ss.ss. 1956 and 1957 (collectively with the BSA, "Anti-Money Laundering Laws").

     4.23.5. No Violation of Anti-Money Laundering Laws. To each Borrower's knowledge neither such Borrower nor any holder of a direct or indirect interest in such Borrower (a) is under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering under 18 U.S.C. ss.ss. 1956 and 1957, drug trafficking, terrorist-related activities or other money laundering predicate crimes, or any violation of the BSA, (b) has been assessed civil penalties under any Anti-Money Laundering Laws, or (c) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws.

     4.23.6. Borrower Compliance with Anti-Money Laundering Laws. Each Borrower has taken, and agrees that it shall continue to take, reasonable measures appropriate to the circumstances (in any event as required by applicable law), to ensure that such Borrower is and shall be in compliance with all current and future Anti-Money Laundering Laws and applicable laws, regulations and governmental guidance for the prevention of terrorism, terrorist financing and drug trafficking.

     4.23.7. Notification of Lender; Quarantine Steps. Each Borrower shall immediately notify Agent if such Borrower obtains actual knowledge that any holder of a direct or indirect interest in such Borrower, or any director, manager or officer of any of such holder, (a) has been listed on any of the
Lists, (b) has become a Designated Person, (c) is under investigation by any governmental authority for, or has been charged with or convicted of, money laundering drug trafficking, terrorist-related activities or other money laundering predicate crimes, or any violation of the BSA, (d) has been assessed civil penalties under any Anti-Money Laundering Laws, or (e) has had funds seized or forfeited in an action under any Anti-Money Laundering Laws.

     4.24. Government Regulations. No Borrower is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940. No Borrower is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, or any other federal or state statute that restricts or limits its ability to incur Indebtedness or to perform its obligations hereunder. The making of the Loan by Lenders to Borrowers, the application of the proceeds thereof and repayment thereof will not violate any provision of any such statute or any rule, regulation or order issued by the Securities and Exchange Commission.

     4.25. Margin Regulations. No Borrower is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" as such terms are defined in Regulation U of the Federal Reserve Board as now and from time to time hereafter in effect (such securities being referred to herein as "Margin Stock"). No Borrower owns any Margin Stock, and none of the proceeds of the Loan or other extensions of credit under this Agreement will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any indebtedness that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause the Loan or other extensions of credit under this Agreement to be considered a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. No Borrower will take or permit to be taken any action that might cause any Loan Document to violate any regulation of the Federal Reserve Board.

     4.26. Taxes. All tax returns, reports and statements, including information returns, required by any Governmental Authority to be filed by any Borrower have been filed with the appropriate Governmental Authority and all charges have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof (or any such fine, penalty, interest, late charge or loss has been paid). Copies of the current general real estate tax bills with respect to the Properties have been delivered to Agent. Said bills cover each respective parcel of the Properties and do not cover or apply to any other property. There is no pending or to the best of each Borrower's knowledge, contemplated action pursuant to which any special assessment may be levied against any of the Properties. Exhibit 4.26 hereto sets forth as of the Closing Date those taxable years for which any Borrower's tax returns are currently being audited by the IRS or any other applicable Governmental Authority, and any assessments or threatened assessments in connection with such audit, or otherwise currently outstanding. Except as described on Exhibit 4.26 hereto, no Borrower has executed or filed with the IRS or any other Governmental Authority any agreement or other document extending, or having the effect of extending, the period for assessment or collection of any taxes.

     4.27. ERISA.

     4.27.1. Exhibit 4.27 hereto lists (a) all ERISA Affiliates and (b) all Plans and separately identifies all Pension Plans, including Title IV Plans, Multiemployer Plans, ESOPs and Welfare Plans, including all Retiree Welfare Plans. Copies of all such listed Plans, together with a copy of the latest IRS/DOL 5500-series form for each such Plan, have been delivered to Agent. Except with respect to Multiemployer Plans, each Qualified Plan has been determined by the IRS to qualify under Section 401 of the IRC, the trusts created thereunder have been determined to be exempt from tax under the provisions of Section 501 of the IRC, and to each Borrower's knowledge, nothing has occurred that would cause the loss of such qualification or tax-exempt status. Each Plan is in compliance with the applicable provisions of ERISA and the IRC, including the timely filing of all reports required under the IRC or ERISA, including the statement required by 29 CFR Section 2520.104-23. Neither any Borrower nor ERISA Affiliate has failed to make any contribution or pay any amount due as required by either Section 412 of the IRC or Section 302 of ERISA or the terms of any such Plan. Neither any Borrower nor ERISA Affiliate has engaged in a "prohibited transaction," as defined in Section 406 of ERISA and
Section 4975 of the IRC, in connection with any Plan, that would subject any Borrower to a material tax on prohibited transactions imposed by Section 502(i) of ERISA or Section 4975 of the IRC.

     4.27.2. Except as set forth in Exhibit 4.27 hereto: (a) no Title IV Plan has any Unfunded Pension Liability; (b) no ERISA Event or event described in
Section 4062(e) of ERISA with respect to any Title IV Plan has occurred or is reasonably expected to occur; (c) there are no pending, or to the knowledge of any Borrower, threatened claims (other than claims for benefits in the normal course), sanctions, actions or lawsuits, asserted or instituted against any Plan or any Person as fiduciary or sponsor of any Plan; (d) no Borrower or ERISA Affiliate has incurred or reasonably expects to incur any liability as a result of a complete or partial withdrawal from a Multiemployer Plan; (e) within the last five (5) years no Title IV Plan of any Borrower or ERISA Affiliate has been terminated, whether or not in a "standard termination" as that term is used in
Section 4041(b)(1) of ERISA, nor has any Title IV Plan of any Borrower or any ERISA Affiliate (determined at any time within the last five (5) years) with Unfunded Pension Liabilities been transferred outside of the "controlled group" (within the meaning of Section 4001(a)(14) of ERISA) of any Borrower or ERISA Affiliate (determined at such time); (f) except in the case of any ESOP, stock or membership interests of all Borrowers and their ERISA Affiliates makes up, in the aggregate, no more than ten percent (10%) of fair market value of the assets of any Plan measured on the basis of fair market value as of the latest valuation date of any Plan; and (g) no liability under any Title IV Plan has been satisfied with the purchase of a contract from an insurance company that is not rated AAA by the Standard & Poor's Corporation or an equivalent rating by another nationally recognized rating agency.

     4.28. Intellectual Property. As of the Closing Date, each Borrower owns or has rights to use all Intellectual Property necessary to continue to conduct its business as now or heretofore conducted by it or proposed to be conducted by it, and each Patent, Trademark, Copyright and License necessary to continue to conduct its business as now heretofore conducted by it or proposed to be conducted by it is listed, together with application or registration numbers, as applicable, on Exhibit 4.28 hereto. Each Borrower conducts its business and affairs without infringement of or interference with any Intellectual Property of any other Person in any material respect. Except as set forth on Exhibit 4.28 hereto, no Borrower has knowledge of any infringement claim by any other Person with respect to any Intellectual Property. All capitalized terms used in this
Section 4.28 have the meanings set forth in Exhibit 4.28 hereto.

     4.29. Deposit and Other Accounts. Exhibit 4.29 hereto lists all banks and other financial institutions at which any Borrower maintains deposit or other accounts as of the Closing Date, and such Exhibit correctly identifies the name, address and telephone number of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

     4.30. Compliance with Healthcare Laws. Except as disclosed on Exhibit 4.30 hereto, no Borrower has any knowledge that any Project or any tenant or operator of any Project is in violation of any applicable statute, law, ordinance, rules and regulations of any governmental authority with respect to regulatory matters primarily relating to patient healthcare (including without limitation Section 1128B(b) of the Social Security Act, as amended, 42 U.S.C. Section 1320a-7(b) (Criminal Penalties Involving Medicare or State Health Care Programs), commonly referred to as the "Federal Anti-Kickback Statute," and the Social Security Act, as amended, Section 1877, 42 U.S.C Section 1395nn (Prohibition Against Certain Referrals), commonly referred to as "Stark Statute"). To each Borrower's knowledge, tenant or operator of each Project, as applicable, has all licenses, permits, consents and approvals from or by, and has made all required filings with, all Governmental Authorities having jurisdiction, to the extent required for the ownership, lease, management or operation, as applicable, of each Project as a Health Care Facility. "Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     4.31. Certificate of Need. To each Borrower's knowledge, the tenants or operators of the Projects are the lawful owners of any certificate of need or other required license for the ownership, lease, management and/or operation of the Project. To each Borrower's knowledge, in the event that Agent or Lenders acquire any of the Projects through foreclosure or otherwise, neither the Borrowers nor Agent or any Lender, nor any purchaser of such Project (through a foreclosure or otherwise), must obtain a certificate of need from any applicable state healthcare regulatory authority or agency (other than giving such notice required under the applicable state law or regulation) prior to applying for and receiving a license to operate such Project and certification to receive Medicare and Medicaid payments (and any successor program) for patients having coverage thereunder, provided that neither the services offered at the Project nor the number of beds operated would be changed.

     4.32. Notes in Connection with Leases. Except for the Advocat Note, there are no other promissory notes in favor of any Borrower or Guarantor in connection with any of the Leases.

     4.33. Borrower's Knowledge. Any representation and warranty made in this Agreement which is explicitly limited "to Borrowers' knowledge", "to any
Borrower's knowledge" or "to each Borrower's knowledge" shall mean that such representation and warranty is made to the actual knowledge (without inquiry) of any of the following people or their respective successors: (a) C. Taylor Pickett, Chief Executive Officer of Borrowers and Guarantor, (b) Daniel J. Booth, Chief Operating Officer of Borrowers and Guarantor, (c) Robert Stephenson, Chief Financial Officer of Borrowers and Guarantor, or (d) R. Lee Crabill, Jr., Senior Vice President of Operations of Guarantor.

                                   ARTICLE V
                              Affirmative Covenants

     5.1. Inspection. Subject to the rights of tenants under the Leases set forth on Exhibit 3.7 hereto and Omega Mortgagors under the Omega Loan Documents and any future Leases and Omega Loan Documents approved by Agent, Agent and its authorized agents may enter upon and inspect any Project during normal business hours upon two (2) Business Days prior notice given orally or in writing to Borrowers. Agent shall retain one or more independent consultants, at Agent's sole cost, to periodically (but, as long as no Event of Default is then continuing and Agent has no good faith basis to be concerned that a breach of this Agreement or any other Loan Document is continuing at a Project, not more than once a year) inspect any Project and all documents, drawings, plans, and consultants' reports relating thereto; provided, however, if an Event of Default is continuing or if Agent has a good faith reason to believe that a breach of this Agreement or any other Loan Document is continuing at a Project, then Borrowers shall pay all of Agent's out of pocket costs and internal costs in connection with any such inspections.

     5.2. Books and Records. Each Borrower shall keep and maintain at all times at Borrowers' address stated below, or such other place as Agent may approve in writing, complete books of the accounts and records received by Borrowers from any tenant and any Omega Mortgagor that reflect the results of the operation of each Project and relate to the financial statements required to be provided to Agent pursuant to Section 5.3 below and copies of all written contracts, correspondence, reports of Agent's independent consultant, if any, and other documents affecting any Project. Upon two (2) Business Days prior notice given orally or in writing to Borrowers, Agent and its designated agents shall have the right to inspect and copy any of the foregoing during normal business hours.

     5.3. Financial Statements; Balance Sheets. Each Borrower shall furnish to Agent and shall cause the Guarantor to furnish to Agent such financial statements and other financial information in respect of the Projects as Agent may from time to time reasonably request (and after receipt thereof, Agent shall deliver copies thereof to each of the Lenders), so long as such financial statements and other financial information in respect of the Projects is in the possession of Borrowers or Borrowers have the right to request it from any third party under the Leases or the Omega Loan Documents. To each Borrower's knowledge, such Project financial statements and information accurately and fairly present the results of operations of each Project at the respective dates and for the respective periods indicated. Without limitation of the foregoing, each Borrower shall furnish to Agent and shall cause Guarantor to furnish to Agent the following statements:

     5.3.1. Monthly and Annual Operating Statements. Statements of the operation of each Project (in form substantially similar to those previously furnished to Agent) as of the last day of each month, to be delivered within fifty (50) days after the end of each month, and yearly statements of the operation of each Project, to be delivered within one hundred twenty (120) days after the end of each fiscal year; in each case, and without limitation of the foregoing, in sufficient detail for Agent to reasonably determine the Adjusted Net Operating Income of such Project. Borrowers shall also execute and deliver to Agent each quarter a compliance certificate in the form of Exhibit 5.3.1 hereto. At Agent's request, Borrowers shall deliver to Agent (who shall then deliver to the Lenders) copies of Borrowers' bank statements with respect to the Lockbox and the Deposit Account.

     5.3.2. Annual Balance Sheets and Financial Statements. Annual balance sheets and financial statements from each Borrower within one hundred twenty
(120) days of the end of each fiscal year which are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles, and fairly present the financial condition of such Borrower as of the date(s) indicated. As long as Guarantor is a publicly traded corporation, Borrowers will also provide Agent with copies of Guarantor's quarterly and annual securities filings within five (5) days after the required date for such filings under the federal securities laws. However, if Guarantor ceases to be a publicly traded corporation, Borrowers will provide Agent with annual balance sheets and financial statements of Guarantor within one hundred twenty (120) days of the end of each fiscal year which will be true and correct in all respects, have been prepared in accordance with generally accepted accounting principles, and will fairly present the financial condition of Guarantor as of the date(s) indicated. In addition, at Agent's request, such financial statements of Guarantor shall contain information concerning Guarantor's other real estate holdings, including property income and expenses, debt service requirements and occupancy.

     5.3.3. Audits. If Borrowers fail to furnish or cause to be furnished promptly any report required by this Section 5.3, or if Agent reasonably deems such reports to be unacceptable, Agent may elect (in addition to exercising any other right and remedy) to conduct an audit of all books and records of Borrowers and Guarantor which in any way pertain to the Projects and to prepare the statement or statements which Borrowers failed to procure and deliver. Such audit shall be made and such statement or statements shall be prepared at Agent's option, either internally by Agent or by an independent firm of certified public accountants to be selected by Agent. Borrowers shall pay all reasonable expenses of the audit and other services, which expenses shall be immediately due and payable and, if not paid within twenty (20) days after the receipt of invoices thereof, shall be included as additional Indebtedness bearing interest thereon at the Default Rate set forth in the Notes until paid.

     5.4. Use of Proceeds. Borrowers shall use the proceeds of the Loan for proper business purposes. No portion of the proceeds of the Loan shall be used by Borrowers in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

     5.5. Notice of Litigation or Default. Borrowers shall promptly provide Agent (who shall then deliver to Lenders) with:

     (a) written notice of any litigation, arbitration, or other proceeding or governmental investigation pending or, to any Borrower's or Guarantor's knowledge, threatened against or relating to any Borrower, Guarantor or any Project; provided, that with respect to any such litigation, arbitration or other proceeding relating solely to a monetary claim of less than $50,000, Borrowers shall not be required to provide notice (written or otherwise) of such claim in accordance with the terms of this subsection 5.5(a); and

     (b) a copy of all notices of default and violations of applicable laws, regulations, codes, ordinances and the like received by any Borrower or Guarantor relating to any Borrower, the Collateral or any Project; and

     (c) a copy of all notices of default, violations, casualty, condemnation or any other material matter and a copy of any request for waiver or forbearance sent to or received (i) from any party under any of the Omega Loan Documents, Leases or Lease Guaranties (including, without limitation, all reports and financial statements) or (ii) pursuant to or in connection with the Advocat Note, Essex Note or any of the collateral which secures the Advocat Note, Essex Note or the Lease Collateral.

     5.6. Affiliate Transactions. Prior to entering into any agreement with an Affiliate pertaining to the Projects, Borrowers shall deliver to Agent a copy of such agreement, which shall be satisfactory to Agent in its sole discretion, except Borrowers need not deliver a copy of any agreement with an Affiliate entered into in the ordinary course of and pursuant to the reasonable requirements of the business of Borrowers and upon fair and reasonable terms which are no less favorable to Borrowers than would be obtained in a comparable arm's length transaction. Unless otherwise agreed to by Agent in writing, all such agreements shall provide Agent the right to terminate it upon Agent's or Lenders' (or their designee's) acquisition of the applicable Project through foreclosure, a deed-in-lieu of foreclosure, UCC sale or otherwise.

     "Affiliate" means with respect to any individual, trust, estate, partnership, limited liability company, corporation or any other incorporated or unincorporated organization (each, a "Person"), a Person that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with any Borrower or Guarantor; or any officer, director, partner or shareholder of such Borrower or Guarantor. The term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     5.7. Cash Management System.

     5.7.1. Tenant Deposits. Borrowers shall maintain a lockbox (the "Lockbox") with LaSalle Bank (the "Lockbox Bank"), subject to the terms of this Agreement, and shall execute with the Lockbox Bank a lockbox agreement in the form of
Exhibit 5.7.1 hereto, and such other documents as Agent may reasonably request in connection therewith. During the Term, Borrowers shall ensure that all payments by tenants and guarantors (if applicable) of rent and other sums due under the Leases and Lease Guaranties shall be made directly into the Lockbox, and Borrowers shall provide written notice thereof to all tenants and guarantors under the Leases and Lease Guaranties immediately following the Closing Date.

     5.7.2. Omega Mortgagor Deposits. During the Term, Borrowers shall ensure that all payments of interest, principal and other sums made by mortgagors with respect to the Omega Mortgaged Properties (collectively, the "Omega Mortgagors") pursuant to the loan documents in favor of Borrowers in connection therewith (collectively, the "Omega Loan Documents"), shall be made directly into the Lockbox described in subsection 5.7.1 above, and Borrowers shall provide written notice thereof to all Omega Mortgagors immediately following the Closing Date.

     5.7.3. Borrower Collections Held in Trust. To the extent that any funds are not sent directly to the Lockbox as required by this Section 5.7 but are received by any Borrower, such collections shall be held in trust for the benefit of Agent and remitted, in the form received, to the Lockbox within two
(2) Business Days after receipt by any Borrower. Each Borrower acknowledges and agrees that all cash, checks or other items of payment constituting proceeds of Collateral are part of the Collateral. All proceeds of the sale or other disposition of any Collateral, shall be deposited directly into the Lockbox.

     5.7.4. Collection Account. All funds deposited into the Lockbox shall be immediately transferred into a collection account (the "Collection Account") held by Agent, or such other account as may be specified by Agent in writing as the Collection Account.

     5.7.5. Agent Account. Each Borrower shall immediately transfer to an account with Agent (the "Agent Account") all escrows and reserves (if any) of any type that have previously been escrowed or deposited with such Borrower pursuant to any of the Leases or the Omega Loan Documents and, on a monthly basis not later than three (3) Business Days after receipt by such Borrower, all future escrows and reserves that are paid, escrowed or deposited with such Borrower during the Term (other than funds which are required to be deposited directly into the Lockbox). Without limiting the foregoing, Borrowers shall at all times have on deposit with Agent, as cash collateral for the Loan and all amounts payable under the Loan Documents, an amount of cash equal to the aggregate amount of escrows and reserves which are or may become refundable to tenants of the Projects from time to time and all escrows and reserves which are or may become refundable to Omega Mortgagors from time to time. Agent agrees to allow Borrowers to use such funds solely for the purposes for which they were deposited, as and when such obligations are due; provided, that after the occurrence and during the continuation of an Event of Default, Agent may, at its sole election, but shall not be obligated to, pay such amounts directly to the party or parties to whom they are due, upon Agent's receipt of evidence reasonably satisfactory to Agent that such amounts are due; and, provided further, upon payment in full of the Loan and all other amounts due Agent under the Loan Documents, Agent shall pay any remaining amounts on deposit with Agent pursuant to this subsection 5.7.5 to Borrowers. Any security deposits or other deposits of any type made by tenants under the Leases or Omega Mortgagors under the Omega Loan Documents and currently held by any Borrower shall be immediately transferred into Borrowers' account with Bank One (the "Deposit Account"). Any such deposits received by Borrowers in the future shall be transferred into the Deposit Account within two (2) Business Days of receipt by Borrowers.

     5.7.6. Lien on Accounts. The Lockbox, Collection Account, Agent Account and Deposit Account shall be cash collateral accounts, with all cash, checks and other similar items of payment in such accounts securing payment of the Loan and all other Obligations. Each Borrower hereby grants to Agent, on behalf of itself and Lenders, a security interest in all checks, instruments, documents and funds now or hereafter held in the Lockbox, Collection Account, Agent Account or Deposit Account and each Borrower agrees to execute any documents reasonably requested by Agent in connection therewith to perfect and maintain Agent's security interest therein.

     5.7.7. Disbursements from Collection Account to Borrowers. If Borrowers have failed to make any payment under any of the Loan Documents within five (5) days of the date due, then Agent may apply the funds in the Collection Account first to any costs, fees or expenses due under the Loan Documents, second to accrued and current interest payments due under the Loan Documents, third, to the extent received from a tenant under a Lease or an Omega Mortgagor under an Omega Loan Document, to payments into real estate tax, insurance or other escrows due under such Leases and/or Omega Loan Documents, if any, and fourth to principal payments due under the Loan Documents. So long as there is no uncured monetary default or any non-monetary Event of Default under any of the Loan Documents, then after application as set forth above, and subject to subsection
5.7.8 below, Agent shall cause all sums then held in the Collection Account to be disbursed to Borrowers on a weekly basis.

     5.7.8. Sweep of Lockbox and Collection Account By Agent. Notwithstanding anything to the contrary contained herein, Agent may apply all sums then or in the future held in the Lockbox or Collection Account towards the outstanding principal balance of the Loan in the event that any of the following events has occurred: (a) Borrowers have failed to make any payment when due under any of the Loan Documents, (b) any of the Sweep Events (defined below) shall have occurred, (c) Agent has elected to accelerate the Loan after an Event of Default, (d) the Adjusted Net Operating Income of the Project is less than 69.5% of the amount underwritten by Agent (as adjusted to take into consideration any repaid debt under the Omega Loan Documents) (for informational purposes, as of the Closing Date, 69.5% of the annual Adjusted Net Operating Income of the Projects as underwritten by Agent is equal to $34,600,000) for two (2) consecutive calendar quarters, or (e) more than fifty percent (50%) of the aggregate rent obligations of tenants under the Leases and debt obligations of the Omega Mortgagors under the Omega Loan Documents have not been paid or are otherwise abated for more than three (3) consecutive calendar months.

     "Sweep Events" shall mean any of the following: (a) Agent has a reasonable good faith basis to believe that any Borrower or Guarantor has intentionally made a material misrepresentation or has committed a fraud in connection with the Loan or any of the Projects; (b) any Borrower or Guarantor knowingly or intentionally diverts funds from the Lockbox, the Collection Account, the Agent Account or the Deposit Account, as applicable; (c) the transfer of any interest in any Borrower or any Borrower's interest in any Property in violation of the terms of any Loan Document; or (d) the filing by any Borrower or Guarantor, or the filing against any Borrower or Guarantor by any Borrower or Guarantor, of any proceeding for relief under any federal or state bankruptcy, insolvency or receivership laws or any assignment for the benefit of creditors made by any Borrower or Guarantor.

     5.8. Leases. Each Borrower covenants that it shall enforce in a commercially reasonable manner all of its rights under the Leases and it shall not take any action, or fail to take any action, which would cause a default by a Borrower under any of the Leases. In the event that any Borrower receives any written request for its consent or approval pursuant to any of the Leases, such Borrower shall promptly deliver a copy of such request (together with any documentation and information supporting such request) to Agent. If such consent or approval involves any Material Lease Modification (as defined in subsection
6.1.2 below), then no Borrower shall grant its consent or approval pursuant to such request unless Agent has also granted its written approval, which approval shall not be unreasonably withheld or delayed. Each Borrower shall promptly deliver to Agent copies of any financial statements received by such Borrower in connection with the Leases, including without limitation, financial statements, budgets, reports and other financial information of tenants, subtenants and guarantors. Agent shall have no obligation to notify Borrowers if any rent payment is late or if a rent payment is made in an amount other than the amount due under the applicable Lease. Each Borrower shall also deliver to Agent any letters of credit which have been delivered to such Borrower by any tenant under any of the Leases, and each Borrower hereby grants to Agent a security interest in any such letters of credit. All Leases shall be on forms previously approved by Agent. Borrowers shall not be authorized to enter into any ground lease of any Property without Agent's prior written approval. If Agent consents to any Lease or the renewal of any existing Lease, then such Lease shall either be in the form approved by Agent under Section 3.7 above or substantially similar to the form of lease attached hereto as Exhibit 6.1.5(b), and at Agent's request, Borrowers shall cause the tenant thereunder to execute a subordination and attornment agreement in form and substance reasonably satisfactory to Agent prior to Borrowers' execution of such Lease or renewal.

     5.9. Omega Loan Documents. Each Borrower covenants that it shall enforce in a commercially reasonable manner all of its rights under the Omega Loan Documents and it shall not take any action, or fail to take any action, which would cause a default by a Borrower under any of the Omega Loan Documents. In the event that any Borrower receives any written request for its consent or approval pursuant to any of the Omega Loan Documents, such Borrower shall promptly deliver a copy of such request (together with any documentation and information supporting such request) to Agent. If such consent or approval involves any Material Loan Document Modification (as defined in subsection 6.1.3 below), then no Borrower shall grant its consent or approval pursuant to such request unless Agent has also granted its written approval, which approval shall not be unreasonably withheld or delayed. Each Borrower shall promptly deliver to Agent copies of any financial statements received by such Borrower in connection with the Omega Loan Documents, including, without limitation, financial statements, budgets, reports and other financial information of Omega Mortgagors. Agent shall have no obligation to notify Borrowers if any payment is late or if a payment is made in an amount other than the amount due under the applicable Omega Loan Document.

     5.10. HIPAA Compliance. Each Borrower shall cause the representations and warranties set forth in Section 4.21 above to remain true and correct in all material respects at all times.

     5.11. Insurance. Borrowers shall maintain and cause the tenants and Omega Mortgagors to maintain at all times during the Term of the Loan the insurance policies and coverages indicated on the certificates attached as Exhibit 3.8 hereto, subject to changes in policies and coverages based on the availability of insurance for similar Health Care Facilities in the market where the Projects are located, in each case as approved by Agent in its reasonable discretion.

     5.12. Ground Lease Matters. For so long as any portion of the Loan shall remain outstanding or any Obligations remain unsatisfied, Borrowers hereby covenant, warrant and represent as follows:

     (a) Each Ground Lease is and shall be maintained in full force and effect, unmodified by any writing or otherwise, except such modifications as are permitted by Agent in its reasonable discretion.

     (b) All rent and other charges payable under each Ground Lease have been and will be paid when due.

     (c) To each Borrower's knowledge, there are, as of the date hereof, and will be no defenses to any Borrower's enforcement of its rights under any Ground Lease.

     (d) As of the date hereof, no Borrower is in default in any material respect in the performance of any of its obligations under any Ground Lease, and there are no circumstances that, alone or with the passage of time or the giving of notice or both, would constitute a default by a Borrower under any Ground Lease.

     (e) To each Borrower's knowledge, as of the date hereof, no lessor under a Ground Lease (a "Ground Lessor") is in default in the performance of any of its material obligations under any Ground Lease.

     (f) Each Borrower will promptly and faithfully materially observe, perform and comply with all the terms, covenants and provisions of each Ground Lease, on its part to be observed, performed and complied with, at the times set forth therein, and will enforce the material obligations of each Ground Lessor under its respective Ground Lease.

     (g) No Borrower will knowingly do, permit, suffer or refrain from doing anything, as a result of which, there would be a default or breach of any of the terms of any Ground Lease in any material respect.

     (h) Without Agent's prior written consent, no Borrower will cancel or surrender any Ground Lease, nor sublet or assign any of its interest under any Ground Lease.

     (i) Each Borrower will give Agent prompt written notice of any default by anyone under any Ground Lease, and promptly deliver to Agent copies of each notice of default by anyone under any Ground Lease.

     (j) Each Borrower will furnish to Agent such information as Agent may reasonably request concerning such Borrower's due observance, performance and compliance with the terms, covenants and provisions of each Ground Lease. If any default has occurred and is continuing under any Ground Lease, Agent shall have the right, but not the obligation, to cure such default and all sums paid to cure any such default shall bear interest at the Default Rate and shall be added to the Indebtedness.

     (k) Fee title to the land and the estate conveyed by each Ground Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates in either a Ground Lessor, any Borrower or a third party, whether by purchase or otherwise and accordingly: (i) if any Borrower acquires the fee title or any other estate, title or interest in the land demised by any Ground Lease, or any part thereof, the lien of any Leasehold Mortgage shall attach to, cover and be a lien upon such acquired estate, title or interest; and (ii) each Borrower agrees to execute all instruments and documents which Agent may reasonably require to ratify, confirm and further evidence Agent's lien on the acquired estate, title or interest.

     (l) Agent shall have no liability or obligation under any Ground Lease by reason of its acceptance of a Leasehold Mortgage.

     5.13. Master Lease Matters. Each Borrower covenants and agrees, subject to the terms and conditions of the Leases, the SNDAs and applicable law, that if any Mortgage or Leasehold Mortgage is foreclosed, whether by power of sale or by court action, or upon a transfer of one or more Properties by conveyance in lieu of foreclosure (the purchaser at foreclosure or the transferee in lieu of foreclosure, including Agent if it is the purchaser or transferee, is referred to as the "New Owner") and Agent is not entitled to or, if applicable, does not elect to, terminate any Lease with respect to the applicable Property, the subject Property shall continue to be a Property under the Lease with such New Owner being added as an additional landlord thereunder on the same terms and conditions as the Lease except as provided below (each such Lease being referred to as an "Amended Lease "). With respect to each Amended Lease for which there is more than one landlord, subject to the terms and conditions of the Leases, the SNDAs and applicable law, Base Rent (as defined in the Lease) applicable to each Property thereunder shall be equal to the Base Rent payable under the Lease immediately prior to the transfer of title times a fraction, the numerator of which is the Adjusted Net Operating Income of the affected Property and the denominator of which is the Adjusted Net Operating Income of all Properties subject to such Lease immediately prior to such transfer of title and being based on the most recent quarterly financial reporting theretofore received from the tenant pursuant to such Lease. In the event any Property subject to an Amended Lease or all Properties then subject to the Lease have a negative
Adjusted Net Operating Income, Base Rent shall be allocated based on the relative unencumbered fair market value of the applicable Properties as reasonably determined by Agent.

     Notwithstanding the fact that there may be more than one landlord with respect to an Amended Lease, as long as any Mortgage or Leasehold Mortgage continues to encumber a Property subject to the applicable Amended Lease, subject to the terms and conditions of the Leases, the SNDAs and applicable law,
(a) all rent and other sums payable by the tenant under such Amended Lease shall be paid directly to Agent and Agent shall then distribute to the other landlords under such Amended Lease their respective proportionate shares of such payments received by Agent, and (b) all actions and decisions to be taken or made by the landlord under such Amended Lease shall be taken or made by Agent. After all Mortgages and Leasehold Mortgages encumbering the Properties subject to the applicable Amended Lease have been released, (y) rent and other sums payable by the tenant under such Amended Lease shall be paid as the landlords owning a majority of the Properties subject to such Amended Lease may agree, and (z) all actions and decisions to be taken or made by the landlord under such Amended Lease shall be taken or made as the landlords owning a majority of the Properties subject to such Amended Lease may agree.

                                   ARTICLE VI
                               Negative Covenants

     6.1. No Amendments.

     6.1.1. Organizational Documents. Borrowers shall not amend, modify or terminate, or permit the amendment, modification or termination of the Operating Agreement or the Borrower Incorporation Documents without Agent's prior written consent, which consent shall not be unreasonably withheld or delayed.

     6.1.2. Leases. Borrowers may amend or modify or permit the amendment or modification of any of the Leases or the Lease Guaranties without Agent's prior written consent, unless such amendment or modification does any of the following (each a "Material Lease Modification"): (a) changes the rent or any other monetary obligations under any Lease; (b) changes the term of any Lease; (c) releases or limits the liability of any guarantor under any Lease or Lease Guaranty; (d) releases any security deposits or letters of credit or any other security or collateral under any Lease; (e) consents to the assignment, delegation or other transfer of rights and obligations under any Lease or Lease Guaranty; or (f) makes any other material change to the terms and conditions of any of the Leases or Lease Guaranties or increases in any material respect the obligations or liabilities of the landlord thereunder. Agent shall not unreasonably withhold its consent to any requested amendment to a Lease, so long as such amendment would not cause an Event of Default under subsections 7.1(l),
(m) or (n) below. Borrowers shall not terminate or permit the termination of any of the Leases or the Lease Guaranties without Agent's prior written consent, which consent shall not be unreasonably withheld or delayed. If a Lease with any tenant is restructured in a manner that requires the tenant to be replaced by a new tenant or is terminated by the tenant or rejected in bankruptcy, then Borrowers shall identify a proposed new tenant and deliver to Agent a proposed lease with such new tenant within one hundred twenty (120) days thereafter. So long as the new tenant is reasonably acceptable to Agent and the new lease provides for rent payments in each year which are at least eighty percent (80%) of the rent payments which were due from the tenant being replaced for such year, then Agent shall not unreasonably withhold or delay its consent to such proposed new tenant and new lease.

     6.1.3. Omega Loan Documents. Borrowers may amend or modify or permit the amendment or modification of any of the Omega Loan Documents without Agent's prior written consent, unless such amendment or modification does any of the following (each a "Material Loan Document Modification"): (a) changes the principal of or the rate of interest on the loan or any fees or other monetary obligations under any Omega Loan Document; (b) changes the maturity date or postpones any date for the payment of principal, interest or fees under any Omega Loan Document; (c) releases or limits the liability of any Omega Mortgagor or any guarantor of any obligation under an Omega Loan Document; (d) releases any security deposits or letters of credit or any other security or collateral under any Omega Loan Document; (e) consents to the assignment, delegation or other transfer of rights and obligations under any Omega Loan Document; or (f) makes any other material change to the terms and conditions of any Omega Loan Document or increases in any material respect the obligations or liabilities of the lender or secured party thereunder. Agent shall not unreasonably withhold its consent to any requested amendment to an Omega Loan Document, so long as such amendment would not cause an Event of Default under subsections 7.1(l), (m) or (n) hereof.

     6.1.4. Deemed Approval. Within ten (10) Business Days after receiving all information reasonably necessary in order to evaluate a proposed amendment, modification or termination of any of the Leases, the Lease Guaranties or the Omega Loan Documents, if Agent has not either approved such proposal or disapproved such proposal and provided a reasonably detailed written explanation for such disapproval, then Agent shall be deemed to have approved such proposal.

     6.1.5. Sun Healthcare Lease. In connection with the Lease with Sun Healthcare (the "Sun Lease"), Borrowers may amend or modify the Sun Lease and provide new tenants at the Projects covered by the Sun Lease that are listed on
Exhibit 6.1.5(a) hereto, so long as (a) from and after January 1, 2004, aggregate rent payments under the Sun Lease (as it may have been amended or modified) and any new lease of any of the Projects which, as of the date hereof, are the subject of the Sun Lease, are at least sixty-five percent (65%) of the aggregate rent payments which are listed on Exhibit 6.1.5(a) hereto for the Projects which, as of the date hereof, are the subject of the Sun Lease; (b) any new lease with a new tenant at a Project previously covered by the Sun Lease shall be substantially similar to the lease in the form of Exhibit 6.1.5(b) hereto; and (c) no Potential Default occurs under subsection 7.1(l), (m) or (n) below as a result thereof.

     6.2. No Additional Indebtedness. No Borrower shall, without Agent's and Lenders' prior written consent, incur additional indebtedness, except for trade payables in the ordinary course of business.

     6.3. No Commingling Funds. No Borrower shall commingle the funds related to its respective Projects with funds from any other property.

     6.4. Lienable Work. No material excavation, construction, earth work, site work or any other mechanic's lienable work that costs in excess of $125,000 shall be done to or for the benefit of any Property, without Agent's approval, which approval shall not be unreasonably withheld or delayed, except for normal repair and maintenance in the ordinary course of business and except for any such actions which may be taken by a tenant under the Leases or an Omega Mortgagor under the Omega Loan Documents without the consent of Borrowers.

     6.5. Conversion. Borrowers shall not permit the Projects or any portion thereof to be converted, and Borrowers shall not take any preliminary actions which could lead to a conversion, to condominium or cooperative form or ownership.

     6.6. Use of Property. Unless required by applicable law, Borrowers shall not permit changes in the use of any material part of any Property from a Health Care Facility. Borrowers shall not initiate or acquiesce in a change in the plat of subdivision, or zoning classification of any Property without Agent's prior written consent, which shall not be unreasonably withheld or delayed.

                                  ARTICLE VII
            Events of Default; Acceleration of Indebtedness; Remedies

     7.1. Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Agreement:

     (a) (i) Failure of Borrowers to pay, within five (5) days of the due date, any scheduled payment under the Loan Documents (whether such amount is interest, principal, charge or reserve) or (ii) failure of Borrowers to pay, within the time period specified in the applicable provision of the Loan Documents, or if no such time period is specified, then within twenty (20) days after written notice from Agent to Borrowers, any other payment obligations of Borrowers to Agent or Lenders under the Loan Documents (items (i) and (ii) are collectively referred to as the "Indebtedness"); or

     (b) Failure of Borrowers to strictly  comply with the provisions of Section
4.17 (single asset entity) or Section 6.2 (no additional indebtedness) of this Agreement; or

     (c) Breach of any covenant, representation or warranty other than as set forth in subsections (a) and (b) above which is not cured within thirty (30) days after written notice thereof from Agent to Borrowers; provided, however, if such breach cannot by its nature be cured within thirty (30) days, and Borrowers diligently pursue the curing thereof (and then in all events cure such failure within ninety (90) days after the original notice thereof), Borrowers shall not be in default hereunder; provided, further, that such cure period shall not apply to the breach of any representation or warranty which, by its nature, is not curable; or

     (d) A petition under any Chapter of Title 11 of the United States Code or any similar law or regulation is filed by or against any Borrower or Guarantor (and in the case of an involuntary petition in bankruptcy, such petition is not discharged within ninety (90) days of its filing), or a custodian, receiver or trustee for any Project is appointed and such appointment is not vacated within ninety (90) days of its filing and which thereafter results in a Material Adverse Effect, or any Borrower or Guarantor makes an assignment for the benefit of creditors, or any of them are adjudged insolvent by any state or federal court of competent jurisdiction, or any of them admit their insolvency or inability to pay their debts as they become due or an attachment or execution is levied against any Project which is not vacated within ninety (90) days of its filing and which thereafter results in a Material Adverse Effect; or

     (e) The occurrence of (i) an Event of Default, as defined under any other Loan Document or (ii) if Event of Default is not defined, a default and the expiration of any grace or cure periods applicable thereto under any other Loan Document; or

     (f) Any Borrower shall default in the payment of any indebtedness (other than the Indebtedness) or Guarantor or any of its Affiliates shall default in the payment of any indebtedness in excess of $3,000,000 in the aggregate for Guarantor, Borrowers and all of their Affiliates, and such default(s) is (are) declared and is (are) not cured within the time, if any, specified therefor in any agreement governing the same; or

     (g) Any statement, report or certificate prepared by any Borrower or Guarantor and delivered to Agent or any Lender by any Borrower or Guarantor is not materially true and complete in all material respects as of the date it was prepared or delivered; or

     (h) There shall occur a Material Adverse Effect; or

     (i) Guarantor ceases to own one hundred percent (100%) of the membership interests of each LLC Borrower and one hundred percent (100%) of the outstanding stock of each Corporate Borrower, free and clear of all liens and encumbrances; or

     (j) Any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Borrower or Guarantor shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction based on any such assertion, that any material provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms), or any lien created under any Loan Document ceases to be a valid and perfected first priority lien (except as otherwise permitted under the Loan Documents or disclosed on Exhibit 3.4 hereto) in any of the Collateral purported to be covered thereby, other than as a result of Agent's failure to record and/or file where and/or when appropriate (based on each Borrower's representations) the security documents required under the Loan Documents and any required continuation statements; or

     (k) Any event occurs, whether or not insured or insurable, including, without limitation, the revocation of any license required to operate the Health Care Facilities at any of the Projects as they were being operated immediately prior to such revocation, as a result of which revenue-producing activities cease or are substantially curtailed at any Property or Properties generating in the aggregate more than ten percent (10%) of Borrowers' consolidated revenues for the fiscal year preceding such event and such cessation or curtailment continues for more than thirty (30) days; or

     (l) The aggregate annualized rent payments under the Leases plus the aggregate annualized debt service payments under the Omega Loan Documents (taking into consideration any repaid debt) for the immediately preceding three
(3) month period (i) is less than eighty percent (80%) of the amount underwritten by Agent or (ii) is less than 1.75 times an amount equal to the aggregate payments of interest and principal due on the Loan for the same period less any payments received pursuant to the Interest Rate Agreement, to be calculated on a quarterly basis, in each instance, beginning September 30, 2003; or

     (m) The annualized Adjusted Net Operating Income of the Projects (taking into consideration any repaid debt under the Omega Loan Documents) (i) is not greater than seventy-seven and two tenths percent (77.2%) of the amount underwritten by Agent, to be calculated on a quarterly basis over the immediately preceding twelve (12) month period, or (ii) does not provide an aggregate Debt Coverage Ratio of at least 1.75 to 1.00, to be calculated on a quarterly basis over the immediately preceding twelve (12) month period, in each instance, beginning September 30, 2003; or

     (n) More than twenty-five percent (25%) of the aggregate rent obligations of tenants under the Leases and debt obligations of the Omega Mortgagors under the Omega Loan Documents have not been paid for more than six (6) consecutive calendar months.

     Notwithstanding  the  foregoing  to the  contrary,  if  any  of the  events specified in subsection 7.1(l), (m), or (n) above occurs (a "Potential Default"), such Potential Default shall not be an Event of Default so long as
(1) Borrowers (or Guarantor on behalf of Borrowers) continue to make all required debt service payments under the Loan Documents when due, (2) within ten
(10) Business Days of such Potential Default, Borrowers give written notice to Agent that Borrowers elect to cure such Potential Default, and (3) within ninety
(90) days of such Potential Default, Borrowers have cured such Potential Default to Agent's reasonable satisfaction by any combination of the following: (W) meeting or complying with such financial covenant, (X) repaying a portion of the outstanding principal balance of the Loan, if applicable, together with any Exit Fee then due, (Y) pledging additional property satisfactory to Agent in its reasonable discretion as Collateral for the Loan, if applicable, and/or (Z) pledging additional property satisfactory to Agent in its reasonable discretion as Collateral for the Loan in substitution for certain Properties which are not performing satisfactorily in Agent's sole opinion (subject to the terms and conditions of Section 2.2 above). In determining whether a proposed new Property will be satisfactory to Agent, Agent may base its decision on, without limitation, a title commitment, survey, appraisal, environmental report, financial analysis, and any other factors which Agent uses in its underwriting process. Without limitation, such proposed new Property must meet or exceed Agent's underwriting standards used in connection with the initial Properties. In determining whether a Property may be replaced as Collateral for the Loan, Agent shall use its reasonable discretion. Borrowers shall promptly execute and deliver any documents and opinions of counsel requested by Agent in order to evidence that a new Property has been added as security for the Loan. During the continuance of any Event of Default any funds in the Lock Box, Collection Account or Agent Account may be applied by Agent towards the repayment of the outstanding principal balance of the Loan. Borrower shall pay all reasonable Costs incurred by Agent and/or Lenders in connection with the cure of a Potential Default.

     7.2. Acceleration; Remedies. Upon the occurrence of an Event of Default and during the continuance thereof, at the option of Agent or at the direction of Requisite Lenders, the Indebtedness shall become immediately due and payable upon written notice to Borrowers and Agent and Lenders shall be entitled to all of the rights and remedies provided in the Loan Documents or at law or in equity. Upon the occurrence of an Event of Default and written notice thereof to Borrowers, Agent may apply all payments and all proceeds of the Collateral in any manner which Agent elects in connection with the Loan. Each remedy provided in the Loan Documents is distinct and cumulative to all other rights or remedies under the Loan Documents or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

                                  ARTICLE VIII
                          Assignment and Participation

     8.1. Assignments and Participations.

     8.1.1. Assignments. GECC may from time to time assign, subject to the terms of an Assignment and Acceptance Agreement in a form prescribed by Agent, its rights and delegate its obligations under this Agreement and the other Loan Documents as a Lender to another Person. Subject to Agent's consent (which shall not be unreasonably withheld), any Lender may assign its rights and delegate its obligations under this Agreement and other Loan Documents as a Lender pursuant to an Assignment and Acceptance Agreement in a form prescribed by Agent. Any Lender so assigning its rights shall pay Agent a fee of $3,500 contemporaneously with such assignment. In the case of an assignment authorized under this Section 8.1, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were an initial Lender hereunder, subject to the applicable Assignment and Acceptance Agreement. The assigning Lender shall be relieved of its obligations hereunder with respect to its Pro Rata Share of the Loan or assigned portion thereof. Borrowers hereby acknowledge and agree that any assignment will give rise to a direct obligation of Borrowers to the assignee and that the assignee shall be considered to be a Lender hereunder. Except as provided in this subsection 8.1.1, and notwithstanding other provisions of this Agreement or the other Loan Documents which may be to the contrary, no Lender shall assign or sell participations in this Agreement, the other Loan Documents or the Loan.

     "Pro Rata Share" means, with respect to any Lender, the percentage obtained by dividing (i) the outstanding principal amount of the Loan funded or required hereunder to be funded by such Lender, plus such Lender's share of the Letter of Credit Obligations, by (ii) the outstanding principal amount of the Loan, plus the amount of all Letter of Credit Obligations, as such percentage may be adjusted by assignments permitted by this Section 8.1; provided, however, as not every Lender's proportion of the Term Loan Commitments and the Revolving Loan Commitments is necessarily the same, when used with respect to the Term Loan or advances or prepayments thereof or to the sharing of Exit Fees, "Pro Rata Share" shall mean, with respect to a Lender, the percentage obtained by dividing that Lender's Term Loan Commitment by the aggregate amount of all Lenders' Term Loan Commitments; and when used with respect to advances or repayments of the Revolving Loan and other matters pertaining to the Revolving Loan under subsection 1.1.2 (including fees for unborrowed availability), subsection 1.1.3 (regarding the Swing Line Loan) and Letter of Credit Obligations and Exhibit B (including fees pertaining thereto), "Pro Rata Share" shall mean, with respect to a Lender, the percentage obtained by dividing that Lender's Revolving Loan Commitment by the aggregate amount of all Lenders' Revolving Loan Commitments.

     8.1.2. Recording of Assignments. Agent shall maintain at its office in Chicago, Illinois a copy of each Assignment and Acceptance Agreement delivered to it and a register for the recordation of the names and addresses of Lenders, and the commitments of, and principal amount of the Loans owing to each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be presumptive evidence of the amounts due and owing to each Lender in the absence of manifest error. Borrowers, Agent and each Lender may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrowers and any Lender, at any reasonable time upon reasonable prior notice.

     8.1.3. Acceptance of Assignment by Agent. Subject to subsection 8.1.1, upon its receipt of a duly completed Assignment and Acceptance Agreement executed by an assigning Lender and its assignee (together with the Notes subject to such assignment), Agent shall (1) accept such Assignment and Acceptance Agreement,
(2) record the information contained therein in the Register to reflect such Assignment and Acceptance Agreement and (3) give prompt notice thereof to Borrowers and Lenders. Upon request by Agent, Borrowers shall promptly execute and deliver to Agent Notes evidencing the Indebtedness owed by Borrowers to the assignee and, if applicable, the assigning Lender, after giving effect to the assignment. Agent shall cancel the Notes delivered to it by the assigning Lender and deliver the new Notes to the assignee and, unless the assigning Lender has assigned all of its interests under this Agreement, the assigning Lender.

     8.1.4. Participations. Any Lender may sell (and buy back) participations in all or any part of its interest in the Loan to (from) another Person. So long as GECC remains the Agent, GECC shall not, through assignments or participations, reduce GECC's aggregate investment in the Term Loan and its Revolving Loan Commitment (including any participations it may have sold) to less than $25,000,000. All amounts payable by Borrowers hereunder shall be determined as if a Lender had not sold such participation and the holder of any such participation shall not be entitled to require Agent to take or omit to take any action hereunder; provided, however, to the extent required in a participation agreement delivered to Agent, a participant may be entitled to consent to any action directly effecting (i) any reduction in the principal amount or interest rate payable; (ii) any extension of the date fixed for any payment of principal or interest payable; or (iii) any release of all or substantially all of the Collateral (except if the sale, disposition or release of such Collateral is permitted hereunder or under any other Loan Document). Borrowers hereby acknowledge and agree that any participation will give rise to a direct obligation of Borrowers to the participant, and the participant shall for purposes of Sections 8.4 and 9.7 be considered to be a Lender hereunder.

     8.1.5. Other Matters. Except as otherwise provided in this Section 8.1, no Lender shall, as between Borrowers and that Lender, be relieved of any of its obligations hereunder as a result of any assignment of, or granting of a participation in, all or any part of the Loans, the Notes, the Indebtedness or other obligations owed to such Lender. Each Lender may furnish any information concerning Borrowers and Guarantor in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants). Borrowers agree that they will use their commercially reasonable efforts to assist and cooperate with Agent and any Lender in any manner reasonably requested by Agent or such Lender to effect the sale of a participation or an assignment described above, including without limitation assistance in the preparation of appropriate disclosure documents or placement memoranda.

     8.2. Agent.

     8.2.1. Appointment. Each Lender hereby designates and appoints GECC as its Agent under this Agreement and the other Loan Documents, and each Lender hereby irrevocably authorizes Agent to execute and deliver the Loan Documents and to take such action or to refrain from taking such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto. Agent is authorized and empowered to amend, modify, or waive any provisions of this Agreement or the other Loan Documents on behalf of Lenders subject to the requirement that certain of Lenders' consent be obtained in certain instances as provided in this Section 8.2 and 8.3. The provisions of this Section 8.2 are solely for the benefit of Agent and Lenders and neither Borrowers nor any other Person shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, Agent shall act solely as agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrowers or any other Person. Agent may perform any of its duties hereunder, or under the Loan Documents, by or through its agents or employees.

     8.2.2. Nature of Duties. The duties of Agent shall be mechanical and administrative in nature. Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the Loan Documents, express or implied, is intended to or shall be construed to impose upon Agent any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of Borrowers, the Projects and Guarantor in connection with the extension of credit hereunder and shall make its own appraisal of the creditworthiness of Borrowers and Guarantor and the viability of the Projects, and Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto (other than as expressly required herein). If Agent seeks the consent or approval of any Lenders to the taking or refraining from taking any action hereunder, then Agent shall send notice thereof to each Lender. Agent shall promptly notify each Lender any time that the Requisite Lenders have instructed Agent to act or refrain from acting pursuant hereto.

     8.2.3. Rights, Exculpation, Etc. Neither Agent nor any of its officers, directors, employees or agents shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection herewith or therewith, except that Agent shall be liable to the extent of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction. Agent shall not be liable for any apportionment or distribution of payments made by it in good faith and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made shall be to recover from other Lenders any payment in excess of the amount to which they are determined to be entitled (and such other Lenders hereby agree to return to such Lender any such erroneous payments received by them). In performing its functions and duties hereunder, Agent shall exercise the same care which it would in dealing with loans for its own account, but neither Agent nor any of its agents or representatives shall be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, or sufficiency of this Agreement or any of the Loan Documents or the transactions contemplated thereby, or for the financial condition of any of Borrowers, Guarantor or Lenders. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents or the financial condition of any of Borrowers, Guarantor or Lenders, or the existence or possible existence of any default hereunder or Event of Default. Agent may at any time request instructions from Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents Agent is permitted or required to take or to grant, and if such instructions are promptly requested, Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from Requisite Lenders or all or such other portion of the Lenders as shall be prescribed by this Agreement. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders and, notwithstanding the instructions of Requisite Lenders, Agent shall have no obligation to take any action if it believes, in good faith, that such action exposes Agent to any liability for which it has not received satisfactory indemnification in accordance with subsection 8.2.5 below.

     "Requisite Lenders" means Lenders (other than Defaulting Lenders) having sixty-six and two-thirds percent (66-2/3%) or more of the outstanding principal balance of the Loan of all Lenders that are not Defaulting Lenders.

     8.2.4. Reliance. Agent shall be entitled to rely, and shall be fully protected in relying, upon any written or oral notices, statements, certificates, orders or other documents or any telephone message or other communication (including any writing, telex, facsimile, telecopy, telegram or email) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder. Agent shall be entitled to rely upon the advice of legal counsel, independent accountants, and other experts selected by Agent in its sole discretion.

     8.2.5. Indemnification. Lenders will reimburse and indemnify Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, attorneys' fees and expenses), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by Agent under this Agreement or any of the Loan Documents, in proportion to each Lender's Pro Rata Share, but only to the extent that any of the foregoing is not reimbursed by Borrowers; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements to the extent resulting from Agent's gross negligence or willful misconduct as determined by a court of competent jurisdiction. If any indemnity furnished to Agent for any purpose shall, in the opinion of Agent, be insufficient or become impaired, Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against even if so directed by Requisite Lenders until such additional indemnity is furnished. The obligations of Lenders under this subsection 8.2.5 shall survive the payment in full of the Indebtedness and the performance in full of all other obligations of Borrowers or Guarantor to Agent and/or Lenders under any of the Loan Documents (collectively, the "Obligations") and the termination of this Agreement.

     8.2.6. GECC Individually. With respect to its obligations under the Loan, GECC shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders" (as defined above) or "Requisite Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include GECC in its individual capacity as a Lender or one of the Requisite Lenders. GECC may lend money to, acquire equity or other ownership interests in, and generally engage in any kind of banking, trust or other business as if it were not acting as Agent pursuant hereto.

     8.2.7. Successor Agent.

     (a)  Resignation.  Agent may resign from the  performance of all its agency functions  and  duties  hereunder  at any time by  giving at least  thirty  (30)
Business Days' prior written notice to Borrowers and the Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clause (b) below or as otherwise provided below.

     (b) Appointment of Successor. Upon any such notice of resignation pursuant to clause (a) above, Requisite Lenders shall appoint a successor Agent which, unless an Event of Default by Borrowers or Guarantor has occurred and is continuing under the Loan Documents, shall be reasonably acceptable to Borrowers. If a successor Agent shall not have been so appointed within the thirty (30) Business Day period referred to in clause (a) above, the retiring Agent, upon written notice to Borrowers, shall then appoint a successor Agent who shall serve as Agent until such time, if any, as Requisite Lenders appoint a successor Agent as provided above. A successor Agent shall be either a Lender or a commercial entity with assets of at least $5 billion and with demonstrated experience in performing the duties of an agent under similar loan agreements.

     (c) Successor Agent. Upon the acceptance of any appointment as Agent under the Loan Documents by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Agent's resignation as Agent, the provisions of this Section 8.2 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

     (d) Release of Collateral. Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any lien granted to or held by Agent upon any Collateral (i) upon termination of the Loan and payment and satisfaction of all Indebtedness and Obligations (other than contingent indemnification obligations to the extent no claims giving rise thereto have been asserted); or (ii) constituting property being sold or disposed or if Borrowers certify to Agent that the sale or disposition is made in compliance with the provisions of this Agreement (and Agent may rely in good faith conclusively on any such certificate, without further inquiry).

     8.2.8. Collateral Matters.

     (a) Confirmation of Authority; Execution of Releases. Without in any manner limiting Agent's authority to act without any specific or further authorization or consent by Lenders (as set forth in this subsection 8.2.8(a)), each Lender agrees to confirm in writing, upon request by Agent or Borrowers, the authority to release any Collateral conferred upon Agent. Upon receipt by Agent of any required confirmation from the Requisite Lenders of its authority to release any particular item or types of Collateral, and upon at least ten (10) Business Days prior written request by Borrowers, Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the liens granted to Agent upon such Collateral; provided, however, that (i) Agent shall not be required to execute any such document on terms which, in Agent's opinion, would expose Agent to liability or create any obligation or entail any consequence other than the release of such liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Indebtedness or Obligations or any liens upon (or obligations of any Lender, in respect of), all interests retained by any Lender, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

     (b) Absence of Duty. Agent shall have no obligation whatsoever to any Lender or any other Person to assure that the property covered by the Loan Documents exists or is owned by Borrowers, or is cared for, protected or insured or has been encumbered or that the liens granted to Agent have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this subsection 8.2.8 or in any of the Loan Documents, it being understood and agreed that in respect of the property covered by the Loan Documents or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its discretion, given Agent's own interest in property covered by the Loan Documents as one of the Lenders and that Agent shall have no duty or liability whatsoever to any of the other Lenders, provided that Agent shall exercise the same care which it would in dealing with loans for its own account.

     (c) Agency Provisions Relating to Collateral. (i) The Agent is hereby authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, at any time and from time to time, to take any actions with respect to any Collateral for the Loan or any Loan Document which may be necessary to preserve and maintain such Collateral or to perfect and maintain perfected the liens upon such Collateral granted pursuant to this Agreement and the other Loan Documents.

          (i) Should the Agent commence any proceeding or in any way seek to enforce the Agent's or the Lenders' rights or remedies under the Loan Documents, irrespective of whether as a result thereof the Agent shall acquire title to any Collateral, each Lender, upon demand therefor from time to time, shall contribute its Pro Rata Share of the reasonable costs and/or expenses of any such enforcement or acquisition, including, but not limited to, fees of receivers or trustees, court costs, title company charges, filing and recording fees, appraiser's fees and fees and expenses of attorneys to the extent not otherwise reimbursed by Borrowers. Without limiting the generality of the foregoing, each Lender shall contribute its Pro Rata Share of all reasonable out of pocket costs and expenses incurred by the Agent (including reasonable attorneys' fees and expenses but excluding any administrative fees payable to Agent hereunder) if the Agent employs counsel for advice or other representation (whether or not any suit has been or shall be filed) with respect to any Collateral for the Loan or any part thereof, or any of the Loan Documents, or the attempt to enforce any security interest or lien on any Collateral, or to enforce any rights of the Agent or the Lenders or any of Borrowers' or any other party's obligations under any of the Loan Documents, but not with respect to any dispute between any Agent and any other Lender(s). It is understood and agreed that in the event the Agent determines it is necessary to engage counsel for Lenders from and after the occurrence of a default or an Event of Default, said counsel shall be selected by the Agent and written notice of such selection, together with a copy of such counsel's engagement letter, shall be delivered to the Lenders.

          (ii) In the event that all or any portion of the Collateral for the Loan is acquired by the Agent as the result of the exercise of any remedies hereunder or under any other Loan Document, or is retained in satisfaction of all or any part of Borrowers' obligations under the Loan Documents, title to any such Collateral or any portion thereof shall be held in the name of one or more of the Agent or a nominee or subsidiary of the Agent, as agent, for the ratable benefit of the Agent and the Lenders. The Agent shall prepare a recommended course of action for such Collateral (the
     "Post-Default Plan"), which shall be subject to the approval of the Requisite Lenders. The Agent shall administer the Collateral in accordance with the Post Default Plan, and upon demand therefor from time to time, each Lender will contribute its Pro Rata Share of all reasonable out of pocket costs and expenses incurred by the Agent pursuant to the Post-Default Plan, including without limitation, any operating losses and all necessary operating reserves. To the extent there is net operating income from such Collateral, the Agent shall, in accordance with the Post-Default Plan, determine the amount and timing of distributions to Lenders. All such distributions shall be made to Lenders in accordance with their respective Pro Rata Share. In no event shall the provisions of this subsection or the Post-Default Plan require any Agent or any Lender to take an action which would cause such Agent or Lender to be in violation of any applicable regulatory requirements.

     (d) Lender Actions Against Borrowers or the Collateral. Each Lender agrees that it will not take any action, nor institute any actions or proceedings, against Borrowers, Guarantor or any other Person hereunder or under any other Loan Documents with respect to exercising claims against Borrowers or Guarantor or rights in any Collateral without the consent of the Requisite Lenders. With respect to any action by the Agent to enforce the rights and remedies of the Agent and Lenders with respect to the Borrowers or Guarantor or any Collateral in accordance with the terms of this Agreement, each Lender hereby consents to the jurisdiction of the court in which such action is maintained.

     8.2.9. Agency for Perfection. Agent and each Lender hereby appoint each other as agent for the purpose of perfecting Agent's security interest in assets which, in accordance with the UCC in any applicable jurisdiction, can be perfected only by possession. Should any Lender (other than Agent) obtain possession of any such assets, such Lender shall notify Agent thereof, and, promptly upon Agent's request therefor, shall deliver such assets to Agent or in accordance with Agent's instructions. Each Lender agrees that it will not have any right individually to enforce or seek to enforce any Loan Document or to realize upon any collateral security for the Loans unless instructed to do so by Agent, it being understood and agreed that such rights and remedies may be exercised only by Agent.

     8.2.10. Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any default or Event of Default except with respect to defaults in the payment of principal, interest and fees required to be paid to Agent for the account of Lenders, unless Agent shall have received written notice from a Lender or Borrowers referring to this Agreement, describing such default and stating that such notice is a "notice of default". Agent will notify each Lender of its receipt of any such notice. Agent shall take such action with respect to such default or Event of Default as may be requested by Requisite Lenders in accordance with this Article VIII. Unless and until Agent has received any such request, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interests of Lenders. Notwithstanding the foregoing to the contrary, upon the occurrence of a default or an Event of Default, Agent may, but absent direction to do so from Requisite Lenders, Agent shall be under no obligation to, send a notice of such default or Event of Default to Borrowers and/or Guarantor; provided, if Agent sends such a notice, it shall send a copy thereof to each Lender.

     8.2.11. Employment of Agents and Counsel. The Agent may undertake any of its duties as Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be liable to Lenders, except as to money or securities received by them or their authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

     8.2.12. Notice of Agent Consent. If Agent grants its written consent to any matter requested by Borrowers or Guarantor, Agent shall provide written notice thereof to the other Lenders.

     8.3. Amendments, Consents and Waivers.

     8.3.1.  Except as  otherwise  provided in Section  8.2,this  Section 8.3 or
Section 9.16, and except as to matters set forth in other subsections hereof or in any other Loan Document as requiring only Agent's consent, the consent of Requisite Lenders, Borrowers and Guarantor will be required to amend, modify, terminate, or waive any provision of this Agreement or any of the other Loan Documents.

     8.3.2. In the event Agent requests the consent of a Lender and does not receive a written consent or denial thereof within ten (10) Business Days after such Lender's receipt of such request, then such Lender will be deemed to have denied the giving of such consent.

     8.4. Set Off and Sharing of Payments. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default, each Lender is hereby authorized by Borrowers at any time or from time to time, with reasonably prompt written notice to Borrowers (any prior or contemporaneous notice being hereby expressly waived) to set off and to appropriate and to apply any and all (a) balances held by such Lender at any of its offices for the account of Borrowers, and (b) other property at any time held or owing by such Lender to or for the credit or for the account of Borrowers, against and on account of any of the Indebtedness or Obligations; except that no Lender shall exercise any such right without the prior written consent of Agent. Any Lender exercising a right to set off shall purchase for cash (and the other Lenders shall sell) interests in each of such other Lender's Pro Rata Share of the Indebtedness or Obligations as would be necessary to cause all Lenders to share the amount so set off with each other Lender in accordance with their respective Pro Rata Shares. Borrowers agree, to the fullest extent permitted by law, that any Lender may exercise its right to set off with respect to amounts in excess of its Pro Rata Share of the Indebtedness or Obligations and upon doing so shall deliver such amount so set off to the Agent for the benefit of all Lenders in accordance with their Pro Rata Shares.

     8.5. Disbursement of Funds. Agent may, on behalf of Lenders, disburse funds to Borrowers for advances of the Loan requested in compliance with the provisions of this Loan Agreement. Each Lender shall reimburse Agent on demand for all funds disbursed on its behalf by Agent, or if Agent so requests, each Lender will remit to Agent its Pro Rata Share of any portion of the Loan before Agent disburses same to Borrowers. If Agent elects to require that each Lender make funds available to Agent, prior to a disbursement by Agent to Borrowers, Agent shall advise each Lender by telephone, email, facsimile or telecopy of the amount of such Lender's Pro Rata Share of the advance requested by Borrowers no later than 10:00 a.m. Chicago time on the funding date applicable thereto, and each such Lender shall pay Agent such Lender's Pro Rata Share of such requested advance, in same day funds, by wire transfer to Agent's account on such funding date. If any Lender fails to pay the amount of its Pro Rata Share within one (1) Business Day after Agent's demand, Agent shall promptly notify Borrowers, and Borrowers shall immediately repay such amount to Agent. Any repayment required pursuant to this Section 8.5 shall be without premium or penalty, but with interest at the Interest Rate. Nothing in this Section 8.5 or elsewhere in this Agreement or the other Loan Documents, including without limitation the provisions of Section 8.6, shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that Agent or Borrowers may have against any Lender as a result of any default by such Lender hereunder.

     8.6. Disbursements of Advances; Payment.

     8.6.1. Revolving Loan Advances, Payments and Settlements; Interest and Fee Payments.

     (a) Each Lender's obligation to fund its portion of any advances made by Agent to Borrowers will commence on the date such advances are made by Agent. Such payments will be made by such Lender without set-off, counterclaim or reduction of any kind.

     (b) Agent will advise each Lender periodically by email or telecopy of the amount of such Lender's Pro Rata Share of the Loan balance as of a particular date (the "Settlement Date"). In the event that payments are necessary to adjust the amount of such Lender's required Pro Rata Share of the Loan balance to such Lender's actual Pro Rata Share of the Loan balance as of any Settlement Date, the party from which such payment is due will pay the other, in same day funds, by wire transfer to the other's account not later than 3:00 p.m. Chicago time on the Business Day following the Settlement Date.

     (c) For purposes of this subsection 8.6.1(c) the following terms and conditions will have the meanings indicated:

          (1) "Daily Loan Balance" means an amount calculated as of the end of each calendar day by subtracting (i) the cumulative principal amount paid by Agent to a Lender on the Loan from the Closing Date through and including such calendar day, from (ii) the cumulative principal amount on the Loan advanced by such Lender to Agent on the Loan from the Closing Date through and including such calendar day.

          (2) "Daily Interest Rate" means an amount calculated by dividing the interest rate payable to a Lender on the Loan (as set forth in Section 1.3) as of each calendar day by three hundred sixty (360).

          (3) "Daily Interest Amount" means an amount calculated by multiplying the Daily Loan Balance of the Loan by the associated Daily Interest Rate on the Loan.

          (4) "Interest Ratio" means a number calculated by dividing the total amount of the interest on the Loan received by Agent with respect to the immediately preceding month by the total amount of interest on the Loan due from Borrowers during the immediately preceding month.

On the first (1st) Business Day of each month ("Interest Settlement Date"), Agent will advise each Lender by telephone, email or telecopy of the amount of such Lender's Pro Rata Share of interest and fees on the Loan as of the end of the last day of the immediately preceding month. Provided that such Lender has made all payments required to be made by it under this Agreement, Agent will pay to such Lender, by wire transfer to such Lender's account (as specified by such Lender on the signature page of the applicable Assignment and Acceptance Agreement, as amended by such Lender from time to time pursuant to the notice provisions contained herein or in the applicable Assignment and Acceptance
Agreement) not later than 3:00 p.m. Chicago time on the Interest Settlement Date, such Lender's Pro Rata Share of interest and fees on the Loan. Such Lender's Pro Rata Share of interest on the Loan will be calculated by adding together the Daily Interest Amounts for each calendar day of the prior month and multiplying the total thereof by the Interest Ratio. Such Lender's Pro Rata Share of the Exit Fee described in Section 1.6 shall be paid and calculated in a manner consistent with the payment and calculation of interest as described in this subsection 8.6.1(C).

     8.6.2. Term Loan Principal Payments. Payments of principal of the Loan will be settled as provided in subsection 8.7.1.

     8.6.3. Availability of Lender's Pro Rata Share. Unless Agent shall have received notice from a Lender prior to a disbursement under the Loan that such Lender will not make available its Pro Rata Share of the Loan, Agent may assume that such Lender has made such amount available to Agent on the Business Day following the next Settlement Date. If a Lender has not in fact made its Pro Rata Share available to the Agent on such date (any such Lender, a "Defaulting Lender"), then the Defaulting Lender and Borrowers severally agree to pay to Agent forthwith on demand such amount without set-off, counterclaim or deduction of any kind, together with interest thereon, for each day from and including the date such amount is made available to Agent by Borrowers or such Defaulting Lender to but excluding the date of payment to Agent, at (a) in the case of the Defaulting Lender, the greater of the Federal Funds Effective Rate and a rate determined by Agent in accordance with banking industry rules on interbank compensation or (b) in the case of Borrowers, the Interest Rate under this Agreement with respect to the Loan.

     8.7. Payments.

     8.7.1. Distribution and Apportionment of Payments.

     (a) Subject to subsection 8.7.1(b), payments actually received by Agent for the account of the Lenders shall be paid to them promptly after receipt thereof by Agent, but in any event within one (1) Business Day, provided that, if any such payments are not distributed to the Lenders within one (1) Business Day after Agent's receipt thereof, Agent shall pay to such Lenders interest thereon, at the lesser of (i) the overnight cost of funds at which federal funds are made available to the Agent (such interest rate to change automatically effective as of the date of each change in the overnight cost of federal funds) and (ii) if the applicable payment represents repayment of a portion of the principal of the Loan, the Interest Rate, from the date of receipt of such funds by Agent until such funds are paid in immediately available funds to such Lenders provided such funds are received by Agent not later than 11:00 A.M. (Chicago time) on the date of receipt. All payments of principal and interest in respect of the Loan, all payments of the fees described in this Agreement (but not in any separate fee letter except to the extent expressly set forth therein), and all payments in respect of any other obligations of Borrowers under the Loan Documents shall be allocated among such of Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or in the other Loan Documents or in the Assignment and Acceptance Agreements, as the case may be. The Agent shall distribute to each Lender at its primary address set forth herein or in its Assignment and Acceptance Agreement, or at such other address as a Lender may request in writing, such funds as it may be entitled to receive, provided that the Agent shall in any event not be bound to inquire into or determine the validity, scope or priority of any interest or entitlement of any Lender and may suspend all payments and seek appropriate relief (including without limitation instructions from the Requisite Lenders, or all Lenders, as applicable, or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionment or distribution contemplated hereby. The order of priority herein is set forth solely to determine the rights and priorities of the Lenders as among themselves and may at any time or from time to time be changed by the Lenders as they may elect, in writing, without necessity of notice to or consent of or approval by Borrowers.

     (b) If a Lender (a "Defaulting Lender") defaults in making any advance or paying any other sum payable by it hereunder, such sum together with interest thereon at the Interest Rate from the date such amount was due until repaid
(such sum and interest thereon as aforesaid referred to, collectively, as the "Lender Default Obligation") shall be payable by the Defaulting Lender (i) to any Lender(s) which elect, at their sole option (and with no obligation to do so), to fund the amount which the Defaulting Lender failed to fund or (ii) to the Agent or any other Lender which under the terms of this Agreement is entitled to reimbursement from the Defaulting Lender for the amounts advanced or expended. Notwithstanding any provision hereof to the contrary, until such time as the Defaulting Lender has repaid the Lender Default Obligation in full (i) all amounts which would otherwise be distributed to the Defaulting Lender shall instead be applied first to repay the Lender Default Obligation (to be applied first to interest at the Interest Rate and then to principal) until the Lender Default Obligation has been repaid in full (whether by such application or by cure by the Defaulting Lender) whereupon such Lender shall no longer be a Defaulting Lender, and (ii) the Defaulting Lender's right to consent to or approve of matters which are subject to the consent or approval of Requisite Lenders or all Lenders shall be suspended, and for purposes of consent and approval the definition of "Requisite Lenders" and "all Lenders" shall be modified as if the Defaulting Lender were not a Lender. Any interest collected from Borrowers on account of principal advanced by any Lender(s) on behalf of a Defaulting Lender shall be paid to the Lender(s) who made such advance and shall be credited against the Defaulting Lender's obligation to pay interest on the amount advanced at the Interest Rate. The provisions of this Section shall apply and be effective regardless of whether an Event of Default occurs and is then continuing, and notwithstanding (i) any other provision of this Agreement to the contrary, (ii) any instruction of Borrowers as to their desired application of payments or (iii) the suspension of such Defaulting Lender's right to vote on matters which are subject to the consent or approval of Requisite Lenders, or all Lenders. The Agent shall be entitled to (i) withhold or set off, and to apply to the payment of the Lender Default Obligation any amounts to be paid to such Defaulting Lender under this Agreement, and (ii) bring an action or suit against such Defaulting Lender in a court of competent jurisdiction to recover the Lender Default Obligation and, to the extent such recovery would not fully compensate the Agent and Lenders for the Defaulting Lender's breach of this Agreement, to collect damages. In addition, the Defaulting Lender shall indemnify, defend and hold Agent and each of the other Lenders harmless from and against any and all claims, actions, liabilities, damages, costs and expenses (including attorneys' fees and expenses), plus interest thereon at the Interest Rate, for funds advanced by Agent or any other Lender on account of the Defaulting Lender or any other damages such entities may sustain or incur by reason of or as a direct consequence of the Defaulting Lender's failure or refusal to abide by its obligations under this Agreement.

     (c) At least five (5) Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to the Agent two additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

     8.7.2. Return of Payments.

     (a) If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Borrowers or Guarantor and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender without set-off, counterclaim or deduction of any kind together with interest thereon, for each day from and including the date such amount is made available by Agent to such Lender to but excluding the date of repayment to Agent, at the greater of the Federal Funds Rate in effect on each such day (as determined by Agent) and a rate determined by Agent in accordance with banking industry rules on interbank compensation.

     (b) If Agent determines at any time that any amount received by Agent under this Agreement must be returned to Borrowers or Guarantor or paid to any other Person pursuant to any requirement of law, court order or otherwise, then, notwithstanding any other term or condition of this Agreement, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to Borrowers, Guarantor or such other Person, without set-off, counterclaim or deduction of any kind.

     8.8. Reserves. The Agent is hereby authorized on behalf of all Lenders, without with necessity of any notice to or further consent from any Lender, at any time and from time to time (i) to disburse the inspection fees collected under Section 5.1 to pay for the inspections referred to therein (including payment to Agent therefor), and (ii) to disburse all or any portion of any real estate tax or other reserves maintained under any Loan Documents.

     8.9. Loan Account and Accounting. Agent shall maintain a loan account (the "Loan Account") on its books to record: all Revolving Credit Advances, Swing Line Advances and the Term Loan, all payments made by Borrowers, and all other debits and credits as provided in this Agreement with respect to the Loan or any other Indebtedness. All entries in the Loan Account shall be made in accordance with Agent's customary accounting practices as in effect from time to time. The balance in the Loan Account, as recorded on Agent's most recent printout or other written statement, shall, absent manifest error, be presumptive evidence of the amounts due and owing to Agent and Lenders by Borrowers; provided, that any failure to so record or any error in so recording shall not limit, increase or otherwise affect any Borrower's duty to pay the Indebtedness. Not more than five (5) Business Days after the end of each month, Agent shall render to Borrower Representative a monthly accounting of transactions with respect to the Loan setting forth each transaction or other entry and the balance of the Loan Account as to Borrowers for the immediately preceding month. Unless Borrower Representative notifies Agent in writing of any objection to any such accounting (describing in reasonable detail the basis for such objection), within 30 days after Borrowers' receipt of such monthly accounting, each and every such accounting shall (absent manifest error) be deemed final, binding and conclusive on Borrowers in all respects as to all matters reflected therein. Only those items expressly objected to in such notice shall be deemed to be disputed by Borrowers. Notwithstanding any provision herein contained to the contrary, any Lender may elect (which election may be revoked) to dispense with the issuance of a Note to that Lender and may rely on the Loan Account as evidence of the amount of Indebtedness from time to time owing to it.

                                   ARTICLE IX
                                  Miscellaneous

     9.1. Expenditures and Expenses. Upon receipt of reasonably detailed invoices thereof from Agent, Borrowers shall promptly and within twenty (20) days of receipt thereof, pay all reasonable Costs (defined below) incurred by Agent and/or Lenders in connection with the documentation, modification, workout, collection, administration or enforcement of the Loan or any of the Loan Documents (as applicable), and the substitution or addition of Collateral, and all such Costs, if not paid within twenty (20) days after receipt of invoices, shall be included as additional Indebtedness bearing interest at the Default Rate set forth in the Notes until paid. Notwithstanding anything to the contrary contained herein, except for the Costs of GECC (as Agent and a Lender) and its attorneys, Borrowers shall have no obligation to pay for any Costs incurred by the other Lenders or their respective attorneys in connection with the negotiation of the Loan Documents which are executed on or about the date of this Agreement or any due diligence in connection therewith. For the purposes hereof "Costs" means all reasonable expenditures and expenses which may be paid or incurred by or on behalf of Agent and/or Lenders in accordance with this Agreement and the other Loan Documents including, without limitation, filing fees, recordation taxes, repair costs, payments to remove or protect against liens, reasonable attorneys' fees (including reasonable fees of Agent's and/or Lenders' inside counsel), receivers' fees, engineers' fees, accountants' fees, independent consultants' fees (including environmental consultants), all reasonable costs and expenses incurred in connection with any of the foregoing, Agent's and/or Lenders' reasonable out-of-pocket costs and expenses related to any audit or inspection of any Project (if chargeable to Borrowers under the Loan Documents), outlays for documentary and expert evidence, stenographers' charges, stamp taxes, publication costs, and costs (which may be estimates as to items to be expended after entry of an order or judgment) for procuring all such abstracts of title, title and UCC searches, and examination, title insurance policies, Torrens' Certificates and similar data and assurances with respect to title as Agent may deem reasonably necessary either to prosecute any action permitted under the Loan Documents or to evidence to bidders at any foreclosure sale of any Project the true condition of the title to, or the value of, any Project. Costs shall not include any due diligence costs incurred by any financial institution, other than Agent and the Lenders who are the original signatories to this Agreement, prior to such financial institution becoming a Lender or any syndication costs. Agent shall apply all "Good Faith Deposit" payments received prior to the date hereof from Borrowers or Guarantor towards any Costs due at Closing.

     9.2. Disclosure of Information. Agent and/or Lenders shall have the right (but shall be under no obligation) to make available to any party for the purpose of granting participations in or selling, transferring, assigning or conveying all or any part of the Loan (including any governmental agency or authority and any prospective bidder at any foreclosure sale of the Project) any and all information which Agent and/or Lenders may have with respect to the Project and Borrowers, whether provided by Borrowers, Guarantor or any third party or obtained as a result of any environmental assessments. Borrowers agree that Agent and Lenders shall have no liability whatsoever as a result of delivering any such information to any third party, and Borrowers, on behalf of themselves, their Affiliates and their successors and assigns, hereby release and discharge Agent and Lenders from any and all liability, claims, damages, or causes of action, arising out of, connected with or incidental to the delivery of any such information to any third party.

     9.3. Intentionally Omitted.

     9.4. Forbearance by Lender Not a Waiver. Any forbearance by Agent and/or Lenders in exercising any right or remedy under any of the Loan Documents, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. Agent's or Lenders' acceptance of payment of any sum secured by any of the Loan Documents after the due date of such payment shall not be a waiver of Agent's or Lenders' right to either require prompt payment when due of all other sums so secured or to declare a default or an Event of Default, as applicable, for failure to make a payment when due under any of the Loan Documents. The procurement of insurance or the payment of taxes or other liens or charges by Agent or Lenders in accordance with the terms and conditions of any of the Loan Documents, shall not be a waiver of Agent's or Lenders' right to accelerate the maturity of the Loan, nor shall Agent's or Lenders' receipt of any awards, proceeds, or damages under Section 4 of the Mortgages or Leasehold Mortgages operate to cure or waive Borrowers' or Guarantor's default in payment of sums secured by any of the Loan Documents. With respect to all Loan Documents, only waivers made in writing and in accordance with Section 9.16 below shall be effective against Agent and Lenders.

     9.5. APPLICABLE LAW; SEVERABILITY. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect or impair the validity, legality or enforceability of the remainder of this Agreement, and to this end, the provisions of this Agreement are declared to be severable.

     9.6. Relationship. The relationship between Agent and Lenders, on the one hand, and Borrowers on the other, shall be that of creditor-debtor only. No term in this Agreement or in the other Loan Documents and no course of dealing between the parties shall be deemed to create any relationship of agency, partnership or joint venture or any fiduciary duty by Agent and/or Lenders to any other party, except for the agency relationship of Agent and Lenders as and to the extent expressly provided in this Agreement.

     9.7. Indemnity. Each Borrower shall indemnify, protect, hold harmless and defend Agent and Lenders, their respective successors, assigns, shareholders, directors, officers, employees, and agents (each, an "Indemnified Person") from and against any and all loss, damage, cost, expense (including reasonable attorneys' fees), and claims arising out of or in connection with (a) any Project, (b) the Collateral, (c) the assignment of the Leases and the performance of the terms and conditions of each of the Leases, (d) any act or omission of any Borrower or Guarantor, or their respective employees or agents, whether actual or alleged, and (e) any and all brokers' commissions or other costs of similar type by any party in connection with the Loan (collectively, "Indemnified Liabilities"), except that Borrowers shall have no obligation under this Section 9.7 to any Indemnified Person with respect to Indemnified Liabilities arising from any Indemnified Person's gross negligence or willful misconduct. Upon written request by an Indemnified Person, Borrowers will undertake, at their own cost and expense, on behalf of such Indemnified Person, using counsel reasonably satisfactory to the Indemnified Person, the defense of any legal action or proceeding whether or not such Indemnified Person shall be a party and for which such Indemnified Person is entitled to be indemnified pursuant to this Section 9.7. At Agent's or Requisite Lenders' option and upon prior written notice to Borrowers, Agent may, at Borrowers' expense, prosecute or defend any third party claim or action involving the priority, validity or enforceability of any of the Loan Documents.

     9.8. Notice. Any notice or other communication required or permitted to be given under this Agreement or the other Loan Documents shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier or U.S. Mail and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission if before 3:00 p.m. (Chicago time) on a Business Day; provided, that a hard copy of such notice is also sent pursuant to (c) or (d) below; (c) if by overnight courier, on the first Business Day after delivery to the courier; or (d) if by U.S. Mail, certified or registered mail, return receipt requested on the fourth (4th) day after deposit in the mail postage prepaid.

Notices to Borrowers and Guarantor:     c/o Omega Healthcare Investors, Inc.
                                        9690 Deereco Road, Suite 100
                                        Timonium, Maryland  21093
                                        Attn: C. Taylor Pickett
                                        Attn: Daniel J. Booth
                                        Telecopy:  (410) 427-8824

With a copy to:                         LeBoeuf, Lamb, Greene & MacRae, LLP
                                        125 West 55th Street
                                        New York, New York  10019
                                        Attn:  John R. Fallon, Jr., Esq.
                                        Telecopy:  (212) 424-8500

And a copy to:                          Munsch Hardt Kopf & Harr, P.C.
                                        1445 Ross Avenue, Suite 4000
                                        Dallas, Texas  75202
                                        Attn:  Glenn B. Callison, Esq.
                                        Telecopy:  (214) 978-4351

Notices to Agent and Lenders:           General Electric Capital Corporation
                                        Loan No. 70004093
                                        2 Bethesda Metro Center, Suite 600
                                        Bethesda, Maryland  20814
                                        Attn:  Manager, Portfolio Administration
                                        Group
                                        Telecopy:  (301) 347-3150

With a copy to:                         General Electric Capital Corporation
                                        Loan No. 70004093
                                        c/o Segal McCambridge Singer & Mahoney
                                        100 Congress Avenue, Suite 700
                                        Austin, Texas  78701
                                        Attn:  Diana Pennington, Chief Counsel
                                        Telecopy: (866) 221-0433

And a copy to:                          General Electric Capital Corporation
                                        Loan No. 70004093
                                        500 West Monroe Street
                                        Chicago, Illinois  60661
                                        Attn:  Kevin McMeen, Senior Vice
                                        President
                                        Telecopy: (312) 441-6755

     9.9. Successors and Assigns Bound; Joint and Several Liability; Agents; and Captions. The covenants and agreements contained in the Loan Documents shall bind, and the rights thereunder shall inure to, the respective successors and assigns of Agent, Lenders, Borrowers and Guarantor, subject to the provisions of this Agreement. All covenants and agreements of Borrowers shall be joint and several. In exercising any rights under the Loan Documents or taking any actions provided for therein, Agent and Lenders may act through their respective employees, agents or independent contractors as authorized by Agent or Lenders, respectively. The captions and headings of the paragraphs and sections of this Agreement are for convenience only and are not to be used to interpret or define the provisions hereof.

     9.10. Terms and Usage. As used in the Loan Documents "Business Day" means any day, other than a Saturday or a Sunday, when banks in Chicago, Illinois are not required or authorized to be closed.

     9.11. Time of Essence. Time is of the essence of this Agreement and the other Loan Documents and the performance of each of the covenants and agreements contained herein and therein.

     9.12. CONSENT TO JURISDICTION. EACH BORROWER, AGENT AND EACH LENDER HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND EACH BORROWER, AGENT AND EACH LENDER IRREVOCABLY AGREE THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS (UNLESS OTHERWISE SPECIFIED THEREIN) SHALL BE LITIGATED IN SUCH COURTS. EACH BORROWER, AGENT AND EACH LENDER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH BORROWER, AGENT AND EACH LENDER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWERS, AGENT AND EACH LENDER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWERS, AGENT AND LENDERS AT THE ADDRESSES SET FORTH IN SECTION 9.8 OF THIS AGREEMENT.

     9.13. WAIVER OF JURY TRIAL. EACH BORROWER, AGENT AND EACH LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. EACH BORROWER, AGENT AND EACH LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF THEM HAS RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWERS, AGENT AND LENDERS WARRANT AND REPRESENT THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

     9.14.   Counterparts.   This   Agreement   may  be   executed  in  multiple
counterparts, each of which shall constitute an original, and together shall constitute the Agreement.

     9.15. Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement among Borrowers, Guarantor, Lenders and Agent and supercede all prior commitments, agreements, representations and understandings, whether written or oral, relating to the subject matter hereof, and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto.

     9.16. Amendments and Waivers. Except as otherwise provided herein, no amendment, modification, termination or waiver of any provision of this
Agreement, the Notes or any of the other Loan Documents, or consent to any departure by any party therefrom, shall in any event be effective unless the same shall be in writing and signed by Requisite Lenders (or Agent, if expressly set forth herein, in any Note or in any other Loan Document) and the Borrowers, if applicable; provided, that except to the extent permitted by the applicable Assignment and Acceptance Agreement, no amendment, modification, termination or waiver shall, unless in writing and signed by all Lenders, do any of the following: (a) increase any Lender's Pro Rata Share of the Loan; (b) reduce the principal of or the rate of interest on the Loan or the fees payable with respect to the Loan; (c) extend any date fixed for any payment of principal, interest or fees; (d) change the definition of the term Requisite Lenders or the percentage of Lenders which shall be required for Lenders to take any action hereunder; (e) release Collateral (except if the sale, disposition, release or substitution of such Collateral is permitted under Section 2.2, Section 2.3 or
Section  7.1 above or under any other  Loan  Document);  (f) amend or waive this
Section 9.16 or the definitions of the terms used in this Section 9.16 insofar as the definitions affect the substance of this Section 9.16; or (g) consent to the assignment, delegation or other transfer by any party of any of its rights and obligations under any Loan Document; and provided, further, that no amendment, modification, termination or waiver affecting the rights or duties of Agent under any Loan Document shall in any event be effective, unless in writing and signed by Agent, in addition to all Lenders required to take such action. Notwithstanding anything to the contrary in this Section 9.16, Agent and Borrowers may execute amendments to this Agreement and the other Loan Documents for the purpose of correcting typographical errors, making immaterial modifications thereto and documenting the matters governed by Section 2.2,
Section 2.3 and Section 7.1 above without the consent of Lenders. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given. Unless required by Agent, no amendment, modification, termination or waiver shall be required for Agent to take additional Collateral pursuant to any Loan Document, but Borrowers shall comply with all of the requirements of Section 2.2, Section
2.3 and Section 7.1 above in connection with the addition or substitution of any Collateral. No notice to or demand on Borrowers or any other party in any case shall entitle Borrowers or any other party to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 9.16 shall be binding upon each holder of the Notes at the time outstanding, each future holder of the Notes and, if signed by a party, upon such party.

                            [SIGNATURE PAGES FOLLOW]

               IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement or have caused the same to be executed by their duly authorized representatives as of the date first above written.

                                      BORROWERS:
                                      OHI ASSET, LLC,
                                      a Delaware limited liability company
                                      OHI ASSET (FL), LLC,
                                      a Delaware limited liability company
                                      OHI ASSET (IN), LLC,
                                      a Delaware limited liability company
                                      OHI ASSET (LA), LLC,
                                      a Delaware limited liability company
                                      OHI ASSET (TX), LLC,
                                      a Delaware limited liability company
                                      OHI ASSET (ID), LLC,
                                      a Delaware limited liability company
                                      OHI ASSET (MI/NC), LLC,
                                      a Delaware limited liability company
                                      OHI ASSET (OH), LLC,
                                      a Delaware limited liability company
                                      OHI ASSET (MO), LLC,
                                      a Delaware limited liability company
                                      OHI ASSET (CA), LLC,
                                      a Delaware limited liability company
                                      DELTA INVESTORS I, LLC,
                                      a Maryland limited liability company
                                      DELTA INVESTORS II, LLC,
                                      a Maryland limited liability company
                                      NRS VENTURES, LLC,
                                      a Kentucky limited liability company

                                      By:
                                      Omega Healthcare Investors, Inc., a
                                      Maryland corporation, as the sole member
                                      of each such company

                                      By:    /S/ DANIEL J. BOOTH
                                             --------------------------------
                                      Name:  Daniel J. Booth
                                      Title: Chief Operating Officer

                                      OHI (ILLINOIS), INC.,
                                      an Illinois corporation
                                      OHI (INDIANA), INC.,
                                      an Indiana corporation
                                      STERLING ACQUISITION CORP.,
                                      a Kentucky corporation
                                      By:    /S/ DANIEL J. BOOTH
                                             --------------------------------
                                      Name:  Daniel J. Booth
                                      Title: Chief Operating Officer of
                                             each such corporation

                                      LENDERS:

                                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                      as Agent and a Lender


                                      By:    /S/ JEFFREY M. MUCHMORE
                                             --------------------------------
                                      Name:  Jeffrey M. Muchmore
                                      Its:   Authorized Signatory

                                      MERRILL LYNCH CAPITAL, a division of
                                      Merrill Lynch Business Financial Services
                                      Inc., a Delaware corporation


                                      By:    /S/ HOWARD WIDRA
                                             --------------------------------
                                      Name:  Howard Widra
                                      Title: Managing Director

                                      LASALLE BANK NATIONAL ASSOCIATION, a
                                      national banking association


                                      By:    /S/ FRANCES P. DEAN
                                             --------------------------------
                                      Name:  Frances P. Dean
                                      Title: First Vice President


                                      THE PROVIDENT BANK


                                      By:    /S/ STEVEN J. BLOEMER
                                             --------------------------------
                                      Name:  Steven J. Bloemer
                                      Title: Vice President

                                      BANK ONE, NA, a national banking
                                      association


                                      By:    /S/ MARCIA F. VENTURA
                                             --------------------------------
                                      Name:  Marcia F. Ventura
                                      Title: First Vice President


                                      FLEET NATIONAL BANK


                                      By:    /S/ JAMES V. MAIORINO
                                             --------------------------------
                                      Name:  James V. Maiorino
                                      Title: Vice President

                                    EXHIBIT A

                    Property Locations and Borrower Interests

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Borrowing
No. Property        Operator     Address        City   State  Zip    Beds/  Omega's   Facility Current Legal          Entity/Omega
      Name                                                           Units  Structure   Type   Owner/Mortgagee   No.   Subsidiary
------------------------------------------------------------------------------------------------------------------------------------
1. Continental       Sun     555 Washington  San Diego   CA  92103    110     Lease    LTAC    Delta Investors   1.  Delta Investors
   Rehab Hospital              Street                                                          I, LLC                I, LLC
------------------------------------------------------------------------------------------------------------------------------------
2. SunBridge -       Sun     1155 Atwater    Circleville OH  43113    100     Lease    SNF     Delta Investors   2.  Delta Investors
   Circleville               Ave                                                               I, LLC                I, LLC
------------------------------------------------------------------------------------------------------------------------------------
3. SunBridge -       Sun     501 West Idaho  Emmett      ID  83617     40     Lease    SNF     Delta Investors   3.  Delta Investors
   Emmett                    Blvd.                                                             I, LLC                I, LLC
------------------------------------------------------------------------------------------------------------------------------------
4. SunBridge -       Sun     1900 East Main  Lancaster   OH  43130    102     Lease    SNF     Delta Investors   4.  Delta Investors
   Homestead                 Street                                                            I, LLC                I, LLC
------------------------------------------------------------------------------------------------------------------------------------
5. SunBridge -       Sun     10 Veterans     Milford     MA  01757    135     Lease    SNF     Delta Investors   5.  Delta Investors
   Milford                   Memorial Drive                                                    I, LLC                I, LLC
------------------------------------------------------------------------------------------------------------------------------------
6. SunBridge -       Sun     300 Seville     Hurricane   WV  25526    120     Lease    SNF     Delta Investors   6.  Delta Investors
   Putnam                    Road                                                              I, LLC                I, LLC
------------------------------------------------------------------------------------------------------------------------------------
7. SunBridge -       Sun     405 Stanaford   Beckley     WV  25801    120     Lease    SNF     Delta Investors   7.  Delta Investors
   Pine Lodge Care           Road                                                              I, LLC                I, LLC
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
8. Robert Ballard    Sun     1760 West 16th  San         CA  92411     60     Lease    REHAB   Delta Investors   1.  Delta Investors
   Rehab Hospital            Street          Bernardino                                        II, LLC               II, LLC
------------------------------------------------------------------------------------------------------------------------------------
9. SunBridge -       Sun     501 Caldwell    Dunbar      WV  25064    120     Lease    SNF     Delta Investors   2.  Delta Investors
   Dunbar                    Lane                                                              II, LLC               II, LLC
------------------------------------------------------------------------------------------------------------------------------------
10.SunBridge -       Sun     877 Hill        Lexington   NC  27295     86     Lease    SNF     Delta Investors   3.  Delta Investors
   Lexington                 Everhart Road                                                     II, LLC               II, LLC
------------------------------------------------------------------------------------------------------------------------------------
11.SunBridge -       Sun     524 James Way   Marion      OH  43302    100     Lease    SNF     Delta Investors   4.  Delta Investors
   Marion                                                                                      II, LLC               II, LLC
------------------------------------------------------------------------------------------------------------------------------------
12.SunBridge -       Sun     1716 Gihon      Parkersburg WV  26101     66     Lease    SNF     Delta Investors   5.  Delta Investors
   Parkersburg               Road                                                              II, LLC               II, LLC
------------------------------------------------------------------------------------------------------------------------------------
13.SunBridge -       Sun     146 Water       Salem       WV  26426    128     Lease    SNF     Delta Investors   6.  Delta Investors
   Salem                     Street                                                            II, LLC               II, LLC
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
14.Mount Manor of    HQM     260 South Mayo  Pikeville   KY  41501    106     Lease    SNF     NRS Ventures, LLC 1.  NRS Ventures,
   Pikeville                 Trail                                                                                   LLC
------------------------------------------------------------------------------------------------------------------------------------
15.Prestonburg       HQM     147 N. Highland Prestonburg KY  41653     56     Lease    SNF     NRS Ventures, LLC 2.  NRS Ventures,
   Health Care               Avenue                                                                                   LLC
------------------------------------------------------------------------------------------------------------------------------------
16.Riverview Health  HQM     70 Sparrow Lane Prestonburg KY  41653    121     Lease    SNF     NRS Ventures, LLC 3.  NRS Ventures,
   Care Center                                                                                                       LLC
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
17.SunBridge -       Sun     801 North Logan Danville    IL  61832    108     Lease    SNF     OHI (Illinois),   1.  OHI (Illinois),
   Danville                  Avenue                                                            Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
18.Sunbridge -       Sun     401 St. Mary's  Edwardsville IL 62025    120     Lease    SNF     OHI (Illinois),   2.  OHI (Illinois),
   Edwardsville              Drive                                                             Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
19.Sunbridge -       Sun     1095 University Edwardsville IL 62025    122     Lease    SNF     OHI (Illinois),   3.  OHI (Illinois),
   University Dr.            Drive                                                             Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
20.Hickory Creek   Hickory   5480 East 25th  Columbus    IN  47203     40     Mortgage SNF     OHI (Indiana),    1.  OHI (Indiana),
   at Columbus               Street                                                            Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
21.Hickory Creek   Hickory   2600 N. Grand   Connersville IN 47331     40     Mortgage SNF     OHI (Indiana),    2.  OHI (Indiana),
   at Connersville           Ave.                                                              Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
22.Hickory Creek   Hickory   817 North       Crawfordsville IN 47933   40     Mortgage SNF     OHI (Indiana),    3.  OHI (Indiana),
   at Crawfordsville         Whitlock Avenue                                                   Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
23.Hickory Creek   Hickory   1130 North Main Franklin    IN  46131     40     Mortgage SNF     OHI (Indiana),    4.  OHI (Indiana),
   at Franklin               Street                                                            Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
24.Hickory Creek   Hickory   1620 North      Greensburg  IN  47240     40     Mortgage SNF     OHI (Indiana),    5.  OHI (Indiana),
   at Greensburg             Lincoln Street                                                    Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
25.Hickory Creek   Hickory   1425 Grant      Huntington  IN  46750     40     Mortgage SNF     OHI (Indiana),    6.  OHI (Indiana),
   at Huntington             Street                                                            Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
26.Hickory Creek   Hickory   1433 S. Main    Kendallville IN 46755     40     Mortgage SNF     OHI (Indiana),    7.  OHI (Indiana),
   at Kendallville           Street                                                            Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
27.Hickory Creek   Hickory   1585 Perry      Lebanon     IN  46052    130     Mortgage SNF     OHI (Indiana),    8.  OHI (Indiana),
   at Lebanon                Worth Drive                                                       Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
28.Hickory Creek   Hickory   1945 Cragmont   Madison     IN  47250     40     Mortgage SNF     OHI (Indiana),    9.  OHI (Indiana),
   at Madison                Street                                                            Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
29.Hickory Creek   Hickory   901 North 16th  New Castle  IN  47362     40     Mortgage SNF     OHI (Indiana),   10.  OHI (Indiana),
   at New Castle             Street                                                            Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
30.Hickory Creek   Hickory   390 Boulevard   Peru        IN  46970     40     Mortgage SNF     OHI (Indiana),   11.  OHI (Indiana),
   at Peru                                                                                     Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
31.Hickory Creek   Hickory   240 E. 18th     Rochester   IN  46975     40     Mortgage SNF     OHI (Indiana),   12.  OHI (Indiana),
   at Rochester              Street                                                            Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
32.Hickory Creek   Hickory   1100 North      Scottsburg  IN  47170     40     Mortgage SNF     OHI (Indiana),   13.  OHI (Indiana),
   at Scottsburg             Gardner Street                                                    Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
33.Hickory Creek   Hickory   1109 South      Greencastle IN  46135     79     Mortgage SNF     OHI (Indiana),   14.  OHI (Indiana),
   at Sunset                 Indiana Street                                                    Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
34.Hickory Creek   Hickory   515 E. 13th     Winamac     IN  46996     40     Mortgage SNF     OHI (Indiana),   15.  OHI (Indiana),
   at Winamac                Street                                                            Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
35.Laurel Park       Sun     1425 West       Pomona      CA  91768     43     Lease    IMD     Delta Investors   1.  OHI Asset (CA),
                             Laurel Ave                                                        I, LLC                LLC
------------------------------------------------------------------------------------------------------------------------------------
36.Meadowbrook       Sun     3951 East       Los Angeles CA  90066     77     Lease    IMD     Delta Investors   2.  OHI Asset (CA),
   Manor                     Boulevard                                                         I, LLC                LLC
------------------------------------------------------------------------------------------------------------------------------------
37.Olive Vista       Sun     2335 South      Pomona      CA  91766    120     Lease    IMD     Delta Investors   3.  OHI Asset (CA),
                             Towne                                                             II, LLC               LLC
------------------------------------------------------------------------------------------------------------------------------------
38.Shandin Hills     Sun     4164 North 4th  San         CA  92407     78     Lease    IMD     Delta Investors   4.  OHI Asset (CA),
   Behavior Center           Ave             Bernardino                                        II, LLC               LLC
------------------------------------------------------------------------------------------------------------------------------------
39.Sierra Vista      Sun     3455 East       Highland    CA  92346    116     Lease    IMD     Delta Investors   5.  OHI Asset (CA),
                             Highland Ave                                                      I, LLC                LLC
-----------------------------------------------------------------------------------------------------------------------------------
40.SunBridge -       Sun     219 East        Pomona      CA  92767     99     Lease    SNF     Delta Investors   6.  OHI Asset (CA),
   Claremont                 Foothill Boulevard                                                II, LLC               LLC
------------------------------------------------------------------------------------------------------------------------------------
41.Sunbridge -       Sun     834 Maple Road  Coalinga    CA  93210     58     Lease    SNF     Delta Investors   7.  OHI Asset (CA),
   Coalinga                                                                                    II, LLC               LLC
------------------------------------------------------------------------------------------------------------------------------------
42.Sunbridge -       Sun     1260 East Ohio  Escondido   CA  92025     98     Lease    SNF     Delta Investors   8.  OHI Asset (CA),
   Escondido                 Street                                                            I, LLC                LLC
------------------------------------------------------------------------------------------------------------------------------------
43.SunBridge -       Sun     2800 North      Fullerton   CA  92835     59     Lease    SNF     Delta Investors   9.  OHI Asset (CA),
   Fullerton                 Harbor Blvd                                                       II, LLC               LLC
------------------------------------------------------------------------------------------------------------------------------------
44.SunBridge -       Sun     1555 Superior   Newport     CA  92663     59     Lease    SNF     Delta Investors  10.  OHI Asset (CA),
   Newport Beach             Drive           Beach                                             II, LLC               LLC
------------------------------------------------------------------------------------------------------------------------------------
45.SunBridge -       Sun     9140 Verner     Pico Rivera CA  90660     99     Lease    SNF     Delta Investors  11.  OHI Asset (CA),
   Pico Rivera               Street                                                            II, LLC               LLC
------------------------------------------------------------------------------------------------------------------------------------
46.SunBridge -       Sun     3022 45th       San Diego   CA  92105     53     Lease    SNF     Delta Investors  12.  OHI Asset (CA),
   San Diego                 Street                                                            I, LLC                LLC
------------------------------------------------------------------------------------------------------------------------------------
47.SunBridge -       Sun     1330 17th       Santa       CA  90404     72     Lease    SNF     Delta Investors  13.  OHI Asset (CA),
   Santa Monica              Street          Monica                                            II, LLC               LLC
------------------------------------------------------------------------------------------------------------------------------------
48.SunBridge -       Sun     445 Park Street Weed        CA  96094     59     Lease    SNF     Delta Investors  14.  OHI Asset (CA),
   Weed                                                                                        II, LLC               LLC
------------------------------------------------------------------------------------------------------------------------------------
49.SunBridge         Sun     12627 Studebaker  Norwalk   CA  90650     86     Lease    SNF     Delta Investors  15.  OHI Asset (CA),
   Care-Intercommunity                                                                         II, LLC               LLC
------------------------------------------------------------------------------------------------------------------------------------
50.Vista Knoll       Sun     2000 Westwood   Vista       CA  92083    119     Lease    SNF     Delta Investors  16.  OHI Asset (CA),
   Care Facility             Road                                                              II, LLC               LLC
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
51.SunBridge -       Sun     6414 13th Road  West Palm   FL  33415    120     Lease    SNF     Delta Investors   1.  OHI Asset (FL),
   Palm Beach                South           Beach                                             I, LLC                LLC
------------------------------------------------------------------------------------------------------------------------------------
52.SunBridge -       Sun     42 Collins      Miami Beach FL  33139    230     Lease    SNF     Omega Healthcare  2.  OHI Asset (FL),
   Southpoint                Avenue                                                            Investors, Inc.       LLC
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
53.Idaho Falls       Peak    3111 Channing   Idaho Falls ID  83404    108     Lease    SNF     Omega Healthcare  1.  OHI Asset (ID),
   Care Center               Way                                                               Investors, Inc.       LLC
------------------------------------------------------------------------------------------------------------------------------------
54.Twin Falls        Peak    674 Eastland    Twin Falls  ID  83301    116     Lease    SNF     Omega Healthcare  2.  OHI Asset (ID),
   Care Center               Drive                                                             Investors, Inc.       LLC
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
55.SunBridge -       Sun     343 South       Elkhart     IN  46514     99     Lease    SNF     OHI (Illinois),   1.  OHI Asset (IN),
   Elkhart                   Nappanee Street                                                   Inc.                  LLC
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
56.SunBridge -       Sun     910 Lia Street  Patterson   LA  70392    131     Lease    SNF     Omega Healthcare  1.  OHI Asset (LA),
   Patterson                                                                                   Investors, Inc.       LLC
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
57.Brian Center    Mariner   6000 Fayetteville  Durham   NC  27713    160     Mortgage SNF   Omega Healthcare  1. OHI Asset (MI/NC),
   of Durham                 Road                                                            Investors, Inc.      LLC
------------------------------------------------------------------------------------------------------------------------------------
58.Brian Center    Mariner   1700 Wayne      Goldsboro   NC  27534    120     Mortgage SNF   Omega Healthcare  2. OHI Asset (MI/NC),
   of Goldsboro              Memorial Drive                                                  Investors, Inc.      LLC
------------------------------------------------------------------------------------------------------------------------------------
59.Brian Center    Mariner   520 Valley      Statesville NC  28677    167     Mortgage SNF   Omega Healthcare  3. OHI Asset (MI/NC),
   of Statesville            Street                                                          Investors, Inc.      LLC
------------------------------------------------------------------------------------------------------------------------------------
60.Cambridge E.    Mariner   31155 Dequindre Madison     MI  48071    160     Mortgage SNF   Omega Healthcare  4. OHI Asset (MI/NC),
   Nursing Center            Road            Heights                                         Investors, Inc.      LLC
------------------------------------------------------------------------------------------------------------------------------------
61.Cambridge N.    Mariner   535 North Main  Clawson     MI  48017    120     Mortgage SNF   Omega Healthcare  5. OHI Asset (MI/NC),
   Nursing Center            St.                                                             Investors, Inc.      LLC
------------------------------------------------------------------------------------------------------------------------------------
62.Cambridge S.    Mariner   18200 West 13   Southfield  MI  48025    102     Mortgage SNF   Omega Healthcare  6. OHI Asset (MI/NC),
   Nursing Center            Mile Road                                                       Investors, Inc.      LLC
------------------------------------------------------------------------------------------------------------------------------------
63.Clinton-Aire    Mariner   17001 17 Mile   Clinton     MI  48038    150     Mortgage SNF   Omega Healthcare  7. OHI Asset (MI/NC),
   Health Care Center        Road            Township                                        Investors, Inc.      LLC
------------------------------------------------------------------------------------------------------------------------------------
64.Crestmont       Mariner   111 Trealout    Fenton      MI  48430    132     Mortgage SNF   Omega Healthcare  8. OHI Asset (MI/NC),
   Nursing Center            Drive                                                           Investors, Inc.      LLC
------------------------------------------------------------------------------------------------------------------------------------
65.Heritage Manor  Mariner   3201 Beecher    Flint       MI  48532    180     Mortgage SNF   Omega Healthcare  9. OHI Asset (MI/NC),
   Nursing Center            Road                                                            Investors, Inc.      LLC
------------------------------------------------------------------------------------------------------------------------------------
66.Hope Nursing    Mariner   38410 Cherry    Westland    MI  48185    142     Mortgage SNF   Omega Healthcare 10. OHI Asset (MI/NC),
   Care Center               Hill Road                                                       Investors, Inc.      LLC
------------------------------------------------------------------------------------------------------------------------------------
67.Nightingale     Mariner   11525 East Ten  Warren      MI  48089    185     Mortgage SNF   Omega Healthcare 11. OHI Asset (MI/NC),
   Nursing Center            Mile Road                                                       Investors, Inc.      LLC
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
68.King City       Tiffany   300 W Fairview  King City   MO  64463     60     Mortgage SNF   Omega Healthcare   1.  OHI Asset (MO),
   Manor                                                                                     Investors, Inc.        LLC
------------------------------------------------------------------------------------------------------------------------------------
69.McLarney        Tiffany   116 E Pratt      Brookfield MO  64628     60     Mortgage SNF   Omega Healthcare   2.  OHI Asset (MO),
   Manor                                                                                     Investors, Inc.        LLC
------------------------------------------------------------------------------------------------------------------------------------
70.Nodaway         Tiffany   Highway 46 West  Maryville  MO  64468     79     Mortgage SNF   Omega Healthcare   3.  OHI Asset (MO),
   Nursing Home                                                                              Investors, Inc.        LLC
------------------------------------------------------------------------------------------------------------------------------------
71.Oregon Care     Tiffany   501 Monroe       Oregon     MO  64473     60     Mortgage SNF   Omega Healthcare   4.  OHI Asset (MO),
   Center                                                                                    Investors, Inc.        LLC
------------------------------------------------------------------------------------------------------------------------------------
72.Tiffany         Tiffany   1531 Nebraska    Mound City MO  64470     60     Mortgage SNF   Omega Healthcare   5.  OHI Asset (MO),
   Heights                   Street                                                          Investors, Inc.        LLC
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
73.Canton          Essex     1223 North       Canton     OH  44714    200     Mortgage MRDD  Omega Healthcare   1.  OHI Asset (OH),
   Healthcare                Market Street                                                   Investors, Inc.        LLC
------------------------------------------------------------------------------------------------------------------------------------
74.Essex of        Essex     2511 Bentley     Salem      OH  44460    100     Mortgage SNF   Omega Healthcare   2.  OHI Asset (OH),
   Salem I                   Drive                                                           Investors, Inc.        LLC
------------------------------------------------------------------------------------------------------------------------------------
75.Essex of        Essex     250 Continental  Salem      OH  44460    100     Mortgage SNF   Omega Healthcare   3.  OHI Asset (OH),
   Salem II                  Drive                                                           Investors, Inc.        LLC
------------------------------------------------------------------------------------------------------------------------------------
76.Essex of        Essex     230 Continental  Salem      OH  44460     50     Mortgage SNF   Omega Healthcare   4.  OHI Asset (OH),
   Salem III                 Drive                                                           Investors, Inc.        LLC
------------------------------------------------------------------------------------------------------------------------------------
77.Meridian Arms   Essex     650 South        Youngstown OH  44509    100     Mortgage SNF   Omega Healthcare   5.  OHI Asset (OH),
   Living Ctr                Meridian Road                                                   Investors, Inc.        LLC
------------------------------------------------------------------------------------------------------------------------------------
78.St. Mary's      Essex     1209 Indiana     St. Mary's OH  45885     83     Mortgage SNF   Omega Healthcare   6.  OHI Asset (OH),
   Living Center             Avenue                                                          Investors, Inc.        LLC
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
79.SunBridge -       Sun     8450 Will        Humble     TX  77338    126     Lease    SNF   Omega Healthcare   1.  OHI Asset (TX),
   Humble                    Clayton Parkway                                                 Investors, Inc.        LLC
------------------------------------------------------------------------------------------------------------------------------------
80.SunBridge -       Sun     1525 Tull        Katy       TX  77449    130     Lease    SNF   Omega Healthcare   2.  OHI Asset (TX),
   Katy                      Street                                                          Investors, Inc.        LLC
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
81.Ballard           Sun     820 NW 95th      Seattle    WA  98117    142     Lease    SNF   Delta Investors    1.  OHI Asset, LLC
   Convalescent Center       Street                                                          II, LLC
------------------------------------------------------------------------------------------------------------------------------------
82.SunBridge -       Sun     179 Combs        Sparta     NC  28675    112     Lease    SNF   Omega Healthcare   2.  OHI Asset, LLC
   Allegheny                 Street                                                          Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
83.SunBridge -       Sun     1350 14th        Decatur    AL  35601    183     Lease    SNF   Omega Healthcare   3.  OHI Asset, LLC
   Decatur                   Avenue SE                                                       Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
84.SunBridge -       Sun     280 Mount        Elmore     AL  36025    124     Lease    SNF   Omega Healthcare   4.  OHI Asset, LLC
   Elmore                    Hebron Road                                                     Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
85.SunBridge -       Sun     155 Davis Road   LaFollette TN  37766    178     Lease    SNF   Omega Healthcare   5.  OHI Asset, LLC
   LaFollette                                                                                Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
86.SunBridge -       Sun     215 Richardson   Maynardsville TN 37871     77   Lease    SNF   Omega Healthcare   6.  OHI Asset, LLC
   Maynardsville             Way                                                             Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
87.SunBridge -       Sun     228 Smith        Mount      NC  28365    150     Lease    SNF   Omega Healthcare   7.  OHI Asset, LLC
   Mount Olive               Chapel Road      Olive                                          Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
88.SunBridge -       Sun     200 Alabama      Muscle     AL  35661     90     Lease    SNF   Omega Healthcare   8.  OHI Asset, LLC
   Muscle Shoals             Avenue           Shoals                                         Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
89.SunBridge -       Sun     500 John         Tuscumbia  AL  35674    103     Lease    SNF   Omega Healthcare   9.  OHI Asset, LLC
   Shoals                    Aldridge Drive                                                  Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
90.SunBridge -       Sun     900 West         Siler City NC  27344    160     Lease    SNF   Omega Healthcare  10.  OHI Asset, LLC
   Siler City                Dolphin Street                                                  Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
91.SunBridge -       Sun     707 N Elm Street Highpoint  NC  27262    199     Lease    SNF   Omega Healthcare  11.  OHI Asset, LLC
   Triad                                                                                     Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
92.SunBridge -       Sun     813 Keller Lane  Tuscumbia  AL  35674    109     Lease    SNF   Omega Healthcare  12.  OHI Asset, LLC
   Tuscumbia                                                                                 Investors, Inc.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
93.Ash Flat        Advocat   66 Ozbirn Lane   Ash Flat   AR  72513    105     Lease    SNF   Sterling          1.  Sterling
   Nursing & Rehab                                                                           Acquisiton Corp.      Acquisition Corp.
   Center                                                                                    Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
94.Best Care, Inc. Advocat   2159 Dogwood     Wheelersburg OH 45694   151     Lease    SNF   Sterling          2.  Sterling
                             Ridge                                                           Acquisiton Corp.      Acquisition Corp.
                                                                                             Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
95.Boone Health    Advocat   Lick Creek       Danville   WV  25053    120     Lease    SNF   Sterling          3.  Sterling
   Care Center,              Road, P.O. Box 605                                              Acquisiton Corp.      Acquisition Corp.
   Inc.                                                                                      Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
96.Boyd Nursing    Advocat   12800 Princeland Ashland    KY  41102     60     Lease    SNF   Sterling          4.  Sterling
   & Rehab Center            Drive                                                           Acquisiton Corp.      Acquisition Corp.
                                                                                             Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
97.Canterbury      Advocat   1720 Knowles     Phoenix    AL  36867    172     Lease    SNF   Sterling          5.  Sterling
   Health Center             Road             City                                           Acquisiton Corp.      Acquisition Corp.
                                                                                             Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
98.Carter          Advocat   250 McDavid      Grayson    KY  41143    120     Lease    SNF   Sterling          6.  Sterling
   Nursing &                 Blvd, P.O. 904                                                  Acquisiton Corp.      Acquisition Corp.
   Rehab Center                                                                              Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
99.Conway          Advocat   2603 Dave Ward   Conway     AR  72032    105     Lease    SNF   Sterling          7.  Sterling
   Nursing (Faulkner)        Drive                                                           Acquisiton Corp.      Acquisition Corp.
                                                                                             Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
100.Des Arc        Advocat   2216 W Main,     Des Arc    AR  72040     98     Lease    SNF   Sterling          8.  Sterling
   Nursing &                 P.O. Box 143B                                                   Acquisiton Corp.      Acquisition Corp.
   Rehab Center                                                                              Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
101.Elliott        Advocat   Howard Creek     Sandy Hook KY  41171     60     Lease    SNF   Sterling          9.  Sterling
   Nursing &                 Road, Rt 32 E                                                   Acquisiton Corp.      Acquisition Corp.
   Rehab Center                                                                              Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
102.Eureka         Advocat   235 Huntsville   Eureka     AR  72632    100     Lease    SNF   Sterling          10. Sterling
   Springs Nursing           Road             Springs                                        Acquisiton Corp.      Acquisition Corp.
   & Rehab Ctr                                                                               Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
103.Garland        Advocat   610 Carpenter    Hot        AR  71901    105     Lease    SNF   Sterling          11. Sterling
   Nursing &                 Dam Road         Springs                                        Acquisiton Corp.      Acquisition Corp.
   Rehab Ctr & Apts                                                                          Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
104.Hardee         Advocat   401 Orange       Wauchula   FL  33873     79     Lease    SNF   Sterling          12. Sterling
   Manor Care                Place                                                           Acquisiton Corp.      Acquisition Corp.
   Center                                                                                    Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
105.Laurel         Advocat   602 Buchanan     New        TN  37825    134     Lease    SNF   Sterling          13. Sterling
   Manor Health              Road, PO Box 505 Tazwell                                        Acquisiton Corp.      Acquisition Corp.
   Center                                                                                    Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
106.Laurel         Advocat   HC75, Box 153,   Ivydale    WV  25113     60     Lease    SNF   Sterling          14. Sterling
   Nursing &                 Clinic Road                                                     Acquisiton Corp.      Acquisition Corp.
   Rehab Center                                                                              Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
107.Lynwood        Advocat   4164 Halls       Mobile     AL  36693    127     Lease    SNF   Sterling          15. Sterling
   Nursing Home              Mill Road                                                       Acquisiton Corp.      Acquisition Corp.
                                                                                             Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
108.Manor          Advocat   537 Spring St,   Dover      TN  37058     88     Lease    SNF   Sterling          16. Sterling
   House of Dover            PO Box 399                                                      Acquisiton Corp.      Acquisition Corp.
                                                                                             Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
109.Mayfield       Advocat   200 Mayfield     Smyrna     TN  37167    125     Lease    SNF   Sterling          17. Sterling
   Rehab & Special           Drive                                                           Acquisiton Corp.      Acquisition Corp.
   Care Ctr                                                                                  Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
110.Northside      Advocat   700 Hutchins     Gadsden    AL  35901    115     Lease    SNF   Sterling          18. Sterling
   Healthcare                Ave                                                             Acquisiton Corp.      Acquisition Corp.
                                                                                             Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
111.Ouachita       Advocat   1411 Country     Camden     AR  71701    114     Lease    SNF   Sterling          19. Sterling
   Nursing/Pine              Club Road                                                       Acquisiton Corp.      Acquisition Corp.
   Manor Apts.                                                                               Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
112.Pocahontas     Advocat   105 Country      Pocahontas AR  72455     97     Lease    SNF   Sterling          20. Sterling
   Nursing & Rehab           Club Road                                                       Acquisiton Corp.      Acquisition Corp.
   Ctr                                                                                       Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
113.Rich Mountain  Advocat   306 Hornbeck     Mena       AR  71953    115     Lease    SNF   Sterling          21. Sterling
   Nursing & Rehab                                                                           Acquisiton Corp.      Acquisition Corp.
   Ctr                                                                                       Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
114.Sheridan       Advocat   113 S Briarwood  Sheridan   AR  72150    121     Lease    SNF   Sterling          22. Sterling
   Nursing & Rehab           Dr                                                              Acquisiton Corp.      Acquisition Corp.
   Ctr                                                                                       Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
115.South Shore    Advocat   James Hannah     South      KY  41175     60     Lease    SNF   Sterling          23. Sterling
   Nursing & Rehab           Drive            Shore                                          Acquisiton Corp.      Acquisition Corp.
   Ctr                       PO Box 489                                                      Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
116.Stillmeadow    Advocat   105 Russellville Malvern    AR  72104    104     Lease    SNF   Sterling          24. Sterling
   Nursing (Arbor            Road, Rt 2,                                                     Acquisiton Corp.      Acquisition Corp.
   Oaks)                     Hwy 67 S                                                        Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
117.The Pines      Advocat   524 Carpenter    Hot        AR  71901     70     Lease    SNF   Sterling          25. Sterling
   Nursing & Rehab           Dam Road         Springs                                        Acquisiton Corp.      Acquisition Corp.
   Ctr                                                                                       Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
118.Walnut         Advocat   1500 West Main   Walnut     AR  72476    119     Lease    SNF   Sterling          26. Sterling
   Ridge Nursing                              Ridge                                          Acquisiton Corp.      Acquisition Corp.
   & Rehab Ctr                                                                               Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
119.West Liberty   Advocat   774 Liberty Rd,  West       KY  41472     48     Lease    SNF   Sterling          27. Sterling
   Nursing & Rehab           PO Box 219,      Liberty                                        Acquisiton Corp.      Acquisition Corp.
   Ctr                       Rt 5                                                            Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
120.Westside       Advocat   4320 Judith Ln   Huntsville AL  35805    129     Lease    SNF   Sterling          28. Sterling
   Health Care                                                                               Acquisiton Corp.      Acquisition Corp.
   Center                                                                                    Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
121.Wurtland       Advocat   100 Wurtland     Wurtland   KY  41144    126     Lease    SNF   Sterling          29. Sterling
   Nursing & Rehab           Ave, PO Box 677                                                 Acquisiton Corp.      Acquisition Corp.
   Center                                                                                    Inc.                  Inc.
------------------------------------------------------------------------------------------------------------------------------------
   Grand Total                                                     12,228


                                    EXHIBIT B

                                LETTERS OF CREDIT


     (a) Issuance. Subject to the terms and conditions of this Agreement, Agent and Lenders agree to incur (on a pro rata basis based on their respective Revolving Loan Commitment), from time to time during the Borrowing Period, upon the request of Borrowers, Letter of Credit Obligations (defined below) by causing Letters of Credit to be issued by a bank or other legally authorized financial institution selected by or acceptable to Agent in its sole discretion (each, an "L/C Issuer") for Borrowers' account and guaranteed by Agent; provided, that if the L/C Issuer is a Lender, then such Letters of Credit shall not be guaranteed by Agent but rather each Lender shall, subject to the terms and conditions hereinafter set forth, purchase (or be deemed to have purchased) risk participations in all such Letters of Credit issued with the written consent of Agent, as more fully described in paragraph (b)(ii) below. The aggregate amount of all such Letter of Credit Obligations shall not at any time exceed the lesser of (i) Twenty Million Dollars ($20,000,000.00) (the "L/C Sublimit") and (ii) the Revolving Loan Commitment of all Lenders less the aggregate outstanding principal balance of the Revolving Credit Advances and the Swing Line Loan. No such Letter of Credit shall have an expiry date that is more than one (1) year following the date of issuance thereof or that is later than the Maturity Date, unless otherwise approved by the Agent in its sole discretion. The letters of credit listed at the end of this Exhibit B (the "Fleet LCs") shall be deemed to be Letters of Credit. The parties to this Agreement shall cooperate, using good faith efforts (including, without limitation, sending notices to the beneficiaries of the Fleet LCs), to terminate in an expeditious manner the Fleet LCs in accordance with their respective terms and replace them with new Letters of Credit issued pursuant to this Agreement.

     (b) Advances Automatic; Participations.

     (i) In the event that Agent or any Lender shall make any payment on or pursuant to any Letter of Credit Obligation, such payment shall then be deemed automatically to constitute a Revolving Credit Advance, and each Lender shall be obligated to pay its Pro Rata Share thereof in accordance with this Agreement. The failure of any Lender to make available to Agent for Agent's own account its Pro Rata Share of any such Revolving Credit Advance or payment by Agent under or in respect of a Letter of Credit shall not relieve any other Lender of its obligation hereunder to make available to Agent its Pro Rata Share thereof, but no Lender shall be responsible for the failure of any other Lender to make available such other Lender's Pro Rata Share of any such payment.

     (ii) If it shall be illegal or unlawful for any Borrower to incur Revolving Credit Advances as contemplated by paragraph (b)(i) above or if it shall be illegal or unlawful for any Lender to be deemed to have assumed a ratable share of the reimbursement obligations owed to an L/C Issuer, or if the L/C Issuer is a Lender, then (A) immediately and without further action whatsoever, each Lender shall be deemed to have irrevocably and unconditionally purchased from Agent (or such L/C Issuer, as the case may be) an undivided interest and participation equal to such Lender's Pro Rata Share (based on the Revolving Loan Commitments) of the Letter of Credit Obligations in respect of all Letters of Credit then outstanding and (B) thereafter, immediately upon issuance of any Letter of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased from Agent (or such L/C Issuer, as the case may be) an undivided interest and participation in such Lender's Pro Rata Share (based on the Revolving Loan Commitments) of the Letter of Credit Obligations with respect to such Letter of Credit on the date of such issuance. Each Lender shall fund its participation in all payments or disbursements made under the Letters of Credit in the same manner as provided in this Agreement with respect to Revolving Credit Advances.

     (c) Cash Collateral.

     (i) If Borrowers are required to provide cash collateral for any Letter of Credit Obligations pursuant to the Agreement because such Letter of Credit Obligations extend beyond to the Maturity Date, Borrowers will pay to Agent for the ratable benefit of itself and Lenders cash or cash equivalents acceptable to Agent ("Cash Equivalents") in an amount equal to 105% of the maximum amount then available to be drawn under each applicable Letter of Credit outstanding for the benefit of such Borrower. Such funds or Cash Equivalents shall be held by Agent in a cash collateral account (the "Cash Collateral Account") maintained at a bank or financial institution acceptable to Agent. The Cash Collateral Account shall be in the name of Borrowers and shall be pledged to, and subject to the control of, Agent, for the benefit of Agent and Lenders, in a manner satisfactory to Agent. Each Borrower hereby pledges and grants to Agent, on behalf of itself and Lenders, a security interest in all such funds and Cash
Equivalents held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of all amounts due in respect of the Letter of Credit Obligations and other Obligations, whether or not then due. The Agreement, including this Exhibit C, shall constitute a security agreement under applicable law.

     (ii) If any Letter of Credit Obligations, whether or not then due and payable, shall for any reason be outstanding on the Maturity Date, Borrowers shall either (A) provide cash collateral therefor in the manner described above, or (B) cause all such Letters of Credit and guaranties thereof, if any, to be canceled and returned, or (C) deliver a stand-by letter (or letters) of credit in guaranty of such Letter of Credit Obligations, which stand-by letter (or letters) of credit shall be of like tenor and duration (plus thirty (30) additional days) as, and in an amount equal to 105% of, the aggregate maximum amount then available to be drawn under, the Letters of Credit to which such outstanding Letter of Credit Obligations relate and shall be issued by a Person, and shall be subject to such terms and conditions, as are be satisfactory to Agent in its sole discretion.

     (iii)From time to time after funds are deposited in the Cash Collateral Account by Borrowers, whether before or after the Maturity Date, Agent may apply such funds or Cash Equivalents then held in the Cash Collateral Account to the payment of any amounts, and in such order as Agent may elect, as shall be or shall become due and payable by Borrowers to Agent and Lenders with respect to such Letter of Credit Obligations and, upon the satisfaction in full of all Letter of Credit Obligations, to any other Obligations of Borrowers then due and payable.

     (iv) No Borrower nor any Person claiming on behalf of or through any Borrower shall have any right to withdraw any of the funds or Cash Equivalents held in the Cash Collateral Account, except that upon the termination of all Letter of Credit Obligations and the payment of all amounts payable by Borrowers to Agent and Lenders in respect thereof, any funds remaining in the Cash Collateral Account shall be applied to other Obligations then due and owing and upon payment in full of such Obligations, any remaining amount shall be paid to Borrowers or as otherwise required by law. Interest earned on deposits in the Cash Collateral Account shall be for the account of Borrowers.

     (d) Fees and Expenses. Borrowers agree to pay to Agent for the benefit of Lenders, as compensation to Lenders for Letter of Credit Obligations incurred hereunder, (i) all reasonable costs and expenses incurred by Agent or any Lender on account of such Letter of Credit Obligations, including, without limitation, any placement fee, and (ii) for each month during which any Letter of Credit Obligation shall remain outstanding, a fee (the "Letter of Credit Fee") in an amount equal to three and three-quarters percent (3.75%) per annum (based upon a 360-day year) multiplied by the maximum amount available from time to time to be drawn under the applicable Letter of Credit. Such fee shall be paid to Agent for the benefit of the Lenders in arrears, on the first day of each month. In addition, Borrowers shall pay to any L/C Issuer, on demand, such reasonable fees (including all per annum fees), charges and expenses of such L/C Issuer in respect of the issuance, negotiation, acceptance, amendment, transfer and payment of such Letter of Credit or otherwise payable pursuant to the application and related documentation under which such Letter of Credit is issued.

     (e) Request for Incurrence of Letter of Credit Obligations. Borrower Representative shall give Agent at least two (2) Business Days' prior written notice requesting the incurrence of any Letter of Credit Obligation. The notice shall be accompanied by the form of the Letter of Credit (which shall be acceptable to the L/C Issuer) and a completed Application for Standby Letter of Credit. Notwithstanding anything contained herein to the contrary, Letter of Credit applications by Borrower Representative and approvals by Agent and the L/C Issuer may be made and transmitted pursuant to electronic codes and security measures mutually agreed upon and established by and among Borrower Representative, Agent and the L/C Issuer.

     (f) Obligation Absolute. The obligation of Borrowers to reimburse Agent and Lenders for payments made with respect to any Letter of Credit Obligation shall be absolute, unconditional and irrevocable, without necessity of presentment, demand, protest or other formalities, and the obligations of each Lender to make payments to Agent with respect to Letters of Credit shall be unconditional and irrevocable. Such obligations of Borrowers and Lenders shall be paid strictly in accordance with the terms hereof under all circumstances including the following:

     (i) any lack of validity or enforceability of any Letter of Credit or the Agreement or the other Loan Documents or any other agreement;

     (ii) the existence of any claim, setoff, defense or other right that any Borrower or any of their respective Affiliates or any Lender may at any time have against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such transferee may be acting), Agent, any Lender, or any other Person, whether in connection with the Agreement, the Letter of Credit, the transactions contemplated herein or therein or any unrelated transaction (including any underlying transaction between any Borrower or any of their respective Affiliates and the beneficiary for which the Letter of Credit was procured);

     (iii)any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

     (iv) payment by Agent (except as otherwise  expressly provided in paragraph
(g)(ii)(C) below) or any L/C Issuer under any Letter of Credit or guaranty thereof against presentation of a demand, draft or certificate or other document that does not comply with the terms of such Letter of Credit or such guaranty;

     (v) any other circumstance or event whatsoever, that is similar to any of the foregoing; or

     (vi) the fact that a default or an Event of Default has occurred and is continuing.

     (g) Indemnification; Nature of Lenders' Duties.

     (i) In addition to amounts payable as elsewhere provided in this Agreement, Borrowers hereby agree to pay and to protect, indemnify, and save harmless Agent and each Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and allocated costs of internal counsel) that Agent or any Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or guaranty thereof, or (B) the failure of Agent or any Lender seeking indemnification or of any L/C Issuer to honor a demand for payment under any Letter of Credit or guaranty thereof as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority, except that Borrowers shall have no obligation under this subsection to the extent that any liabilities resulted from the gross negligence or willful misconduct of Agent or such Lender (as finally determined by a court of competent jurisdiction).

     (ii) As between Agent and any Lender and Borrowers, Borrowers assume all risks of the acts and omissions of, or misuse of any Letter of Credit by beneficiaries of any Letter of Credit. In furtherance and not in limitation of the foregoing, to the fullest extent permitted by law, neither Agent nor any Lender shall be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document issued by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to demand payment under such Letter of Credit; provided, that in the case of any payment by Agent under any Letter of Credit or guaranty thereof, Agent shall be liable to the extent such payment was made solely as a result of its gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such Letter of Credit or guaranty thereof complies on its face with any applicable requirements for a demand for payment under such Letter of Credit or guaranty thereof; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they may be in cipher; (E) errors in interpretation of technical terms;
(F) any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Letter of Credit or guaranty thereof or of the proceeds thereof; (G) the credit of the proceeds of any drawing under any Letter of Credit or guaranty thereof; and (H) any consequences arising from causes beyond the control of Agent or any Lender. None of the above shall affect, impair, or prevent the vesting of any of Agent's or any Lender's rights or powers hereunder or under the Agreement.

     (iii)Nothing contained herein shall be deemed to limit or to expand any waivers, covenants or indemnities made by Borrowers in favor of any L/C Issuer in any letter of credit application, reimbursement agreement or similar document, instrument or agreement between or among Borrowers and such L/C Issuer, including a Master Standby Agreement entered into with Agent.

     (h) Definitions.

     "Letter of Credit Obligations" means all outstanding obligations incurred by Agent and Lenders at the request of Borrowers, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance of Letters of Credit by Agent or another L/C Issuer or the purchase of a participation with respect to any Letter of Credit. The amount of such Letter of Credit Obligations shall equal the maximum amount that may be payable at such time or at any time thereafter by Agent or Lenders thereupon or pursuant thereto.

     "Letters of Credit" means documentary or standby letters of credit issued for the account of Borrowers by any L/C Issuer, and bankers' acceptances issued by Borrowers, for which Agent and Lenders have incurred Letter of Credit Obligations.

     "Letter-of-Credit Rights" means "letter-of-credit rights" as such term is defined in the Code, now owned or hereafter acquired by Borrowers, including rights to payment or performance under a letter of credit, whether or not Borrowers, as beneficiary, have demanded or are entitled to demand payment or performance.

                                    FLEET LCs

Applicant                  Beneficiary             Issuing Bank     LC Number      Amount        Expiration 1        Evergreen

Omega Healthcare           Mutual Indemnity        Fleet National    YS1280711     $ 8,500,000   July 9, 2004        Yes, 90 days
Investors, Inc.            (Bermuda) LTD           Bank                                                              notice
Delta Investors I, LLC     Bank of New York,       Fleet National    YS1102062                   September 15, 2003  Yes, 90 days
                           as Trustee              Bank                              2,481,969                       notice
Delta Investors II, LLC    Bank of New York,       Fleet National    YS1102064                   September 15, 2003  Yes, 90 days
                           as Trustee              Bank                              1,491,265                       notice
                                                                                   ------------
                                                                                   $12,473,234

1) The Delta I & Delta II LC's reduce each September, as principal and interest on the bonds are paid. The Indenture's require that the LC's be in place until all the bonds are retired. The first optional redemption date for both bond issues is September 1, 2006.

                                EXHIBIT 1.1.1(a)

                                FORM OF TERM NOTE



                                                              Loan No.  70004093

                                    TERM NOTE

$____________                                                     June ___, 2003


     FOR VALUE RECEIVED, the undersigned, OHI ASSET, LLC, OHI ASSET (FL), LLC, OHI ASSET (IN), LLC, OHI ASSET (LA), LLC, OHI ASSET (TX), LLC, OHI ASSET (ID), LLC, OHI ASSET (MI/NC), LLC, OHI ASSET (OH), LLC, OHI ASSET (MO), LLC, OHI ASSET
(CA), LLC, DELTA INVESTORS I, LLC, DELTA INVESTORS II, LLC, NRS VENTURES, LLC, OHI (ILLINOIS), INC., OHI (INDIANA), INC. and STERLING ACQUISITION CORP. (collectively, "Borrowers"), promise to pay, in lawful money of the United States, to the order of ____________________, a ______________________
("Holder") at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("GECC"), as Agent for Holder, the principal sum of
___________________  and  No/100  Dollars  ($_____________)  under the Term Loan established pursuant to that certain Loan Agreement dated as of even date herewith by and among the undersigned Borrowers, GECC, as Agent and a Lender, and the financial institutions who are or hereafter become parties to the Loan Agreement as Lenders (as amended, modified, restated or replaced from time to time, the "Loan Agreement"), plus interest on the unpaid balance thereof and all other amounts added thereto pursuant to this Term Note (as amended, modified, restated or replaced from time to time, this "Note") or otherwise payable to Holder pursuant to the Loan Documents, calculated on the basis of the actual number of days elapsed over a year of 360 days, at the Interest Rate (or if applicable, the Default Rate), as set forth in the Loan Agreement. Payments shall be made to Agent at the following address: GEMSA Loan Services, File 59229, Los Angeles, CA 90074-9229 (or such other address as Agent may hereafter designate in writing to Borrowers).

     1. All capitalized terms used and not otherwise specifically defined in this Note shall have the meanings given to them in the Loan Agreement.

     2. This Note is one of the Term Notes issued pursuant to the Loan Agreement. Reference is hereby made to the Loan Agreement for a statement of all of the terms and conditions under which the Term Loan, evidenced in part hereby, is made and is to be repaid. In the event of any conflict between the terms of this Note and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail. All of the terms, covenants, provisions, conditions, stipulations, promises and agreements contained in the Loan Documents to be kept, observed and/or performed by the undersigned are made a part of this Note and are incorporated into this Note by this reference to the same extent and with the same force and effect as if they were fully set forth in this Note; and the undersigned promise and agree to keep, observe and perform them or cause them to be kept, observed and performed, strictly in accordance with the terms, provisions and conditions set forth in the Loan Documents.

     3. The principal balance of the Term Loan, the rates of interest applicable thereto and the date and amount of each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided, that the failure of Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Loan Agreement or this Note.

     4. The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Loan Agreement. The terms of the Loan Agreement are hereby incorporated herein by reference.

     5. This Note shall become due and payable upon the earlier to occur of (a) the Maturity Date, or (b) the occurrence of any Event of Default under the Loan Agreement, or any other event under any other Loan Documents which would result in this Note becoming due and payable, whereupon Agent, upon written notice to Borrowers, declares this Note to be immediately due and payable. At such time, the entire principal balance of this Note and all other fees, costs and expenses, if any, that are required to be paid pursuant to the terms and conditions of the Loan Documents, shall be due and payable in full. Upon the failure of Borrowers to pay the entire amount of Indebtedness when due, Agent shall then have the option at any time and from time to time thereafter to exercise all of the rights and remedies set forth in this Note and in the other Loan Documents, as well as all rights and remedies otherwise available to Agent and/or Holder at law or in equity, to collect the unpaid indebtedness under this Note and the other Loan Documents. This Note is secured by the Collateral, as defined in and described in the Loan Agreement. Borrowers shall have no right to prepay this Note except as expressly permitted or required under the Loan Agreement.

     6. Whenever any principal and/or interest and/or fee under this Note shall not be paid when due, or at the Maturity Date or following acceleration of this Note after any Event of Default, or during any Event of Default, interest on this Note shall thereafter be payable at a rate per annum equal to four (4) percentage points above the Interest Rate (the "Default Rate") until such amounts shall be paid and, if applicable, all such non-monetary Events of Default are cured (and such cure is accepted) or waived.

     7. The undersigned Borrowers, Agent and Holder intend to conform strictly to the applicable usury laws in effect from time to time during the Term of the Loan. Accordingly, if any transaction contemplated by the Loan Agreement or this Note would be usurious under such laws, then notwithstanding any other provision hereof: (a) the aggregate of all interest that is contracted for, charged, or received under this Note or under any other Loan Document shall not exceed the maximum amount of interest allowed by applicable law (the "Highest Lawful Rate"), and any excess shall be promptly credited to the undersigned by Agent (or, to the extent that such consideration shall have been paid, such excess shall be promptly refunded to the undersigned by Holder); (b) neither the undersigned Borrowers, nor any other Person (as defined in the Loan Agreement) now or hereafter liable hereunder shall be obligated to pay the amount of such interest to the extent that it is in excess of the Highest Lawful Rate; and (c) the effective rate of interest shall be reduced to the Highest Lawful Rate. All sums paid, or agreed to be paid, to Agent and/or Holder for the use, forbearance, and detention of the debt of Borrowers to Holder shall, to the extent permitted by applicable law, be allocated throughout the full term of this Note until payment is made in full so that the actual rate of interest does not exceed the Highest Lawful Rate in effect at any particular time during the full term thereof. If at any time the rate of interest under this Note exceeds the Highest Lawful Rate, the rate of interest to accrue pursuant to this Note shall be limited, notwithstanding anything to the contrary in this Note, to the Highest Lawful Rate, but any subsequent reductions in the Interest Rate shall not reduce the interest to accrue pursuant to this Note below the Highest Lawful Rate until the total amount of interest accrued equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect. If the total amount of interest paid or accrued pursuant to this Note under the foregoing provisions is less than the total amount of interest that would have accrued if a varying rate per annum equal to the applicable interest rate under this Note had been in effect, then the undersigned agrees to pay to Agent for the benefit of Holder an amount equal to the difference between (x) the lesser of (A) the amount of interest that would have accrued if the Highest Lawful Rate had at all times been in effect, or (B) the amount of interest that would have accrued if a varying rate per annum equal to the applicable interest rate under the Note had at all times been in effect, and (y) the amount of interest accrued in accordance with the other provisions of this Note and the Loan Agreement.

     8. Each party liable on this Note in any capacity, whether as maker, endorser, surety, guarantor or otherwise, (a) waives presentment for payment, demand, protest and notice of presentment, notice of protest, notice of non-payment and notice of dishonor of this debt and each and every other notice of any kind respecting this Note (unless expressly required under the Loan Documents) and all lack of diligence or delays in collection or enforcement hereof; (b) agrees that Agent at any time or times, without notice to the undersigned or its consent, may grant extensions of time, without limit as to the number of the aggregate period of such extensions, for the payment of any principal, interest or other sums due hereunder; (c) to the extent permitted by law, waives all exemptions under the laws of the State of Illinois and/or any state or territory of the United States; (d) to the extent permitted by law, waives the benefit of any law or rule of law intended for its advantage or protection as an obligor under this Note or providing for its release or discharge from liability on this Note, in whole or in part, on account of any facts or circumstances other than full and complete payment of all amounts due under this Note; and (e) agrees to pay, in addition to all other sums of money due, all reasonable costs of collection and attorney's fees, whether suit be brought or not, if this Note is not paid in full when due, whether at the stated maturity or by acceleration.

     9. No waiver by Agent or Holder of any one or more defaults by the undersigned in the performance of any of their obligations under this Note shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. No failure or delay on the part of Agent or Holder in exercising any right, power or remedy under this Note (including, without limitation, the right to declare this Note due and payable) shall operate as a waiver of such right, power or remedy nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise of such right, power or remedy or the exercise of any other right, power or remedy.

     10. If any term, provision, covenant or condition of this Note or the application of any term, provision, covenant or condition of this Note to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, then the remainder of this Note and the application of such term, provision, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, provision, covenant or condition shall be valid and enforced to the fullest extent permitted by law. Upon determination that any such term, provision, covenant or condition is invalid, illegal or unenforceable, Agent and/or Holder may, but are not obligated to, advance funds to Borrowers under this Note until Borrowers and Agent amend this Note so as to effect the original intent of the parties as closely as possible in a valid and enforceable manner.

     11. No amendment, supplement or modification of this Note nor any waiver of any provision of this Note shall be made except in writing executed by the party against whom enforcement is sought.

     12. This Note shall be binding upon the undersigned Borrowers and their successors and assigns. Notwithstanding the foregoing, the undersigned Borrowers may not assign any of their rights or delegate any of their obligations under this Note without the prior written consent of Agent, which may be withheld in its sole discretion.

     13. Agent, at any time and without the consent of Borrowers, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note, the Mortgages, the Leasehold Mortgages and the other Loan Documents, any guaranties given in connection with the Loan and any Collateral given to secure the Loan.

     14. Notices shall be given under this Note in conformity with the terms and conditions of Section 9.8 of the Loan Agreement.

     15. Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.

     16. THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT RESPECT TO ANY OTHERWISE APPLICABLE CONFLICTS-OF-LAWS PRINCIPLES, BOTH AS TO INTERPRETATION AND PERFORMANCE. BORROWERS AND, BY HOLDER'S ACCEPTANCE OF THIS NOTE, AGENT AND HOLDER, EXPRESSLY CONSENT AND AGREE TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND TO THE LAYING OF VENUE IN THE STATE OF ILLINOIS, WAIVING ALL CLAIMS OR DEFENSES BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, INCONVENIENT FORUM OR THE LIKE. BORROWERS AND, BY HOLDER'S ACCEPTANCE OF THIS NOTE, AGENT AND HOLDER HEREBY CONSENT TO SERVICE OF PROCESS BY MAILING A COPY OF THE SUMMONS TO BORROWERS, AGENT OR HOLDER BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESSES SET FORTH IN SECTION 9.8 OF THE LOAN AGREEMENT. BORROWERS, AGENT AND HOLDER FURTHER WAIVE ANY CLAIM FOR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY LENDER IN GOOD FAITH.

     17. In any litigation, trial, arbitration or other dispute resolution proceeding relating to this Note or any of the other Loan Documents, all directors, officers, employees and agents of each Borrower or of its Affiliates shall be deemed to be employees or managing agents of such Borrower for purposes of all applicable law or court rules regarding the production of witnesses by notice for testimony (whether in a deposition, at trial or otherwise). Each Borrower in any event will use all commercially reasonable efforts, in compliance and in accordance with applicable law, to produce in any such dispute resolution proceeding, at the time and in the manner requested by Agent, all Persons, documents (whether in tangible, electronic or other form) or other things under its control and relating to the dispute in any jurisdiction that recognizes that (or any similar) distinction.

     18. BORROWERS AND, BY HOLDER'S ACCEPTANCE OF THIS NOTE, HOLDER AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWERS, LENDER AND AGENT, AND BORROWERS, HOLDER AND AGENT ACKNOWLEDGE THAT NEITHER BORROWERS, AGENT, OR HOLDER NOR ANY PERSON ACTING ON BEHALF OF THEM HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWERS, HOLDER AND AGENT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT BORROWERS, HOLDER AND AGENT HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO OR ACCEPTING THIS NOTE AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWERS, AGENT AND HOLDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OR ACCEPTANCE OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

                             SIGNATURE PAGES FOLLOW

     IN WITNESS WHEREOF, intending to be legally bound, and intending that this Term Note constitutes an instrument executed under seal, Borrowers have caused this Term Note to be executed under seal as of the date first written above.

                             BORROWERS:
                             OHI ASSET, LLC,
                             a Delaware limited liability company
                             OHI ASSET (FL), LLC,
                             a Delaware limited liability company
                             OHI ASSET (IN), LLC,
                             a Delaware limited liability company
                             OHI ASSET (LA), LLC,
                             a Delaware limited liability company
                             OHI ASSET (TX), LLC,
                             a Delaware limited liability company
                             OHI ASSET (ID), LLC,
                             a Delaware limited liability company
                             OHI ASSET (MI/NC), LLC,
                             a Delaware limited liability company
                             OHI ASSET (OH), LLC,
                             a Delaware limited liability company
                             OHI ASSET (MO), LLC,
                             a Delaware limited liability company
                             OHI ASSET (CA), LLC,
                             a Delaware limited liability company
                             DELTA INVESTORS I, LLC,
                             a Maryland limited liability company
                             DELTA INVESTORS II, LLC,
                             a Maryland limited liability company
                             NRS VENTURES, LLC,
                             a Kentucky limited liability company

                             By:     Omega Healthcare Investors, Inc., a
                                     Maryland corporation, as the sole member
                                     of each such company
                             By:
                                     ----------------------------------------
                             Name:   Daniel J. Booth
                             Title:  Chief Operating Officer

                             OHI (ILLINOIS), INC.,
                             an Illinois corporation
                             OHI (INDIANA), INC.,
                             an Indiana corporation
                             STERLING ACQUISITION CORP.,
                             a Kentucky corporation

                             By:
                                     ----------------------------------------
                             Name:   Daniel J. Booth
                             Title:  Chief Operating Officer of each such
                                     corporation

                                EXHIBIT 1.1.2(a)

                             FORM OF REVOLVING NOTE



                                                               Loan No. 72004093

                                 REVOLVING NOTE

$____________                                                     June ___, 2003


     FOR VALUE RECEIVED, the undersigned, OHI ASSET, LLC, OHI ASSET (FL), LLC, OHI ASSET (IN), LLC, OHI ASSET (LA), LLC, OHI ASSET (TX), LLC, OHI ASSET (ID), LLC, OHI ASSET (MI/NC), LLC, OHI ASSET (OH), LLC, OHI ASSET (MO), LLC, OHI ASSET
(CA), LLC, DELTA INVESTORS I, LLC, DELTA INVESTORS II, LLC, NRS VENTURES, LLC, OHI (ILLINOIS), INC., OHI (INDIANA), INC. and STERLING ACQUISITION CORP. (collectively, "Borrowers"), promise to pay, in lawful money of the United States, to the order of ____________________, a _________________________
("Holder") at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("GECC"), as Agent for Holder, the principal sum of ___________________ and No/100 Dollars ($_____________), or if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned pursuant to the Loan Agreement dated as of even date herewith by and among the undersigned Borrowers, GECC, as Agent and a Lender, and the financial institutions who are or hereafter become parties to the Loan Agreement as Lenders (as amended, modified, restated or replaced from time to time, the "Loan Agreement"), plus interest on the unpaid balance thereof and all other amounts added thereto pursuant to this Revolving Note (as amended, modified, restated or replaced from time to time, this "Note") or otherwise payable to Holder pursuant to the Loan Documents, calculated on the basis of the actual number of days elapsed over a year of 360 days, at the Interest Rate (or if applicable, the Default Rate), as set forth in the Loan Agreement. Payments shall be made to Agent at the following address: GEMSA Loan Services, File 59229, Los Angeles, CA 90074-9229 (or such other address as Agent may hereafter designate in writing to Borrowers).

     1. All capitalized terms used and not otherwise specifically defined in this Note shall have the meanings given to them in the Loan Agreement.

     2. This Note is one of the Revolving Notes issued pursuant to the Loan Agreement. Reference is hereby made to the Loan Agreement for a statement of all of the terms and conditions under which the Revolving Loan, evidenced in part hereby, is made and is to be repaid. In the event of any conflict between the terms of this Note and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail. All of the terms, covenants, provisions, conditions, stipulations, promises and agreements contained in the Loan Documents to be kept, observed and/or performed by the undersigned are made a part of this Note and are incorporated into this Note by this reference to the same extent and with the same force and effect as if they were fully set forth in this Note; and the undersigned promise and agree to keep, observe and perform them or cause them to be kept, observed and performed, strictly in accordance with the terms, provisions and conditions set forth in the Loan Documents.

     3. The date and amount of each Revolving Credit Advance made by Lenders to Borrowers, the rates of interest applicable thereto and the date and amount of each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided, that the failure of Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Loan Agreement or this Note.

     4. The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Loan Agreement. The terms of the Loan Agreement are hereby incorporated herein by reference.

     5. This Note shall become due and payable upon the earlier to occur of (a) the Maturity Date, or (b) the occurrence of any Event of Default under the Loan Agreement, or any other event under any other Loan Documents which would result in this Note becoming due and payable, whereupon Agent, upon written notice to Borrowers, declares this Note to be immediately due and payable. At such time, the entire principal balance of this Note and all other fees, costs and expenses, if any, that are required to be paid pursuant to the terms and conditions of the Loan Documents, shall be due and payable in full. Upon the failure of Borrowers to pay the entire amount of Indebtedness when due, Agent shall then have the option at any time and from time to time thereafter to exercise all of the rights and remedies set forth in this Note and in the other Loan Documents, as well as all rights and remedies otherwise available to Agent and/or Holder at law or in equity, to collect the unpaid indebtedness under this Note and the other Loan Documents. This Note is secured by the Collateral, as defined in and described in the Loan Agreement. Borrowers may prepay this Note in full or in part in accordance with the terms and conditions of the Loan Agreement.

     6. Whenever any principal and/or interest and/or fee under this Note shall not be paid when due, or at the Maturity Date or following acceleration of this Note after any Event of Default, or during any Event of Default, interest on this Note shall thereafter be payable at a rate per annum equal to four (4) percentage points above the Interest Rate (the "Default Rate") until such amounts shall be paid and, if applicable, all such non-monetary Events of Default are cured (and such cure is accepted) or waived.

     7. The undersigned Borrowers, Agent and Holder intend to conform strictly to the applicable usury laws in effect from time to time during the Term of the Loan. Accordingly, if any transaction contemplated by the Loan Agreement or this Note would be usurious under such laws, then notwithstanding any other provision hereof: (a) the aggregate of all interest that is contracted for, charged, or received under this Note or under any other Loan Document shall not exceed the maximum amount of interest allowed by applicable law (the "Highest Lawful Rate"), and any excess shall be promptly credited to the undersigned by Agent (or, to the extent that such consideration shall have been paid, such excess shall be promptly refunded to the undersigned by Holder); (b) neither the undersigned Borrowers, nor any other Person (as defined in the Loan Agreement) now or hereafter liable hereunder shall be obligated to pay the amount of such interest to the extent that it is in excess of the Highest Lawful Rate; and (c) the effective rate of interest shall be reduced to the Highest Lawful Rate. All sums paid, or agreed to be paid, to Agent and/or Holder for the use, forbearance, and detention of the debt of Borrowers to Holder shall, to the extent permitted by applicable law, be allocated throughout the full term of this Note until payment is made in full so that the actual rate of interest does not exceed the Highest Lawful Rate in effect at any particular time during the full term thereof. If at any time the rate of interest under this Note exceeds the Highest Lawful Rate, the rate of interest to accrue pursuant to this Note shall be limited, notwithstanding anything to the contrary in this Note, to the Highest Lawful Rate, but any subsequent reductions in the Interest Rate shall not reduce the interest to accrue pursuant to this Note below the Highest Lawful Rate until the total amount of interest accrued equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect. If the total amount of interest paid or accrued pursuant to this Note under the foregoing provisions is less than the total amount of interest that would have accrued if a varying rate per annum equal to the applicable interest rate under this Note had been in effect, then the undersigned agrees to pay to Agent for the benefit of Holder an amount equal to the difference between (x) the lesser of (A) the amount of interest that would have accrued if the Highest Lawful Rate had at all times been in effect, or (B) the amount of interest that would have accrued if a varying rate per annum equal to the applicable interest rate under the Note had at all times been in effect, and (y) the amount of interest accrued in accordance with the other provisions of this Note and the Loan Agreement.

     8. Each party liable on this Note in any capacity, whether as maker, endorser, surety, guarantor or otherwise, (a) waives presentment for payment, demand, protest and notice of presentment, notice of protest, notice of non-payment and notice of dishonor of this debt and each and every other notice of any kind respecting this Note (unless expressly required under the Loan Documents) and all lack of diligence or delays in collection or enforcement hereof; (b) agrees that Agent at any time or times, without notice to the undersigned or its consent, may grant extensions of time, without limit as to the number of the aggregate period of such extensions, for the payment of any principal, interest or other sums due hereunder; (c) to the extent permitted by law, waives all exemptions under the laws of the State of Illinois and/or any state or territory of the United States; (d) to the extent permitted by law, waives the benefit of any law or rule of law intended for its advantage or protection as an obligor under this Note or providing for its release or discharge from liability on this Note, in whole or in part, on account of any facts or circumstances other than full and complete payment of all amounts due under this Note; and (e) agrees to pay, in addition to all other sums of money due, all reasonable costs of collection and attorney's fees, whether suit be brought or not, if this Note is not paid in full when due, whether at the stated maturity or by acceleration.

     9. No waiver by Agent or Holder of any one or more defaults by the undersigned in the performance of any of their obligations under this Note shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. No failure or delay on the part of Agent or Holder in exercising any right, power or remedy under this Note (including, without limitation, the right to declare this Note due and payable) shall operate as a waiver of such right, power or remedy nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise of such right, power or remedy or the exercise of any other right, power or remedy.

     10. If any term, provision, covenant or condition of this Note or the application of any term, provision, covenant or condition of this Note to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, then the remainder of this Note and the application of such term, provision, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, provision, covenant or condition shall be valid and enforced to the fullest extent permitted by law. Upon determination that any such term, provision, covenant or condition is invalid, illegal or unenforceable, Agent and/or Holder may, but are not obligated to, advance funds to Borrowers under this Note until Borrowers and Agent amend this Note so as to effect the original intent of the parties as closely as possible in a valid and enforceable manner.

     11. No amendment, supplement or modification of this Note nor any waiver of any provision of this Note shall be made except in writing executed by the party against whom enforcement is sought.

     12. This Note shall be binding upon the undersigned Borrowers and their successors and assigns. Notwithstanding the foregoing, the undersigned Borrowers may not assign any of their rights or delegate any of their obligations under this Note without the prior written consent of Agent, which may be withheld in its sole discretion.

     13. Agent, at any time and without the consent of Borrowers, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note, the Mortgages, the Leasehold Mortgages and the other Loan Documents, any guaranties given in connection with the Loan and any Collateral given to secure the Loan.

     14. Notices shall be given under this Note in conformity with the terms and conditions of Section 9.8 the Loan Agreement.

     15. Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.

     16. THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT RESPECT TO ANY OTHERWISE APPLICABLE CONFLICTS-OF-LAWS PRINCIPLES, BOTH AS TO INTERPRETATION AND PERFORMANCE. BORROWERS AND, BY HOLDER'S ACCEPTANCE OF THIS NOTE, AGENT AND HOLDER, EXPRESSLY CONSENT AND AGREE TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND TO THE LAYING OF VENUE IN THE STATE OF ILLINOIS, WAIVING ALL CLAIMS OR DEFENSES BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, INCONVENIENT FORUM OR THE LIKE. BORROWERS AND, BY HOLDER'S ACCEPTANCE OF THIS NOTE, AGENT AND HOLDER HEREBY CONSENT TO SERVICE OF PROCESS BY MAILING A COPY OF THE SUMMONS TO BORROWERS, AGENT OR HOLDER BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESSES SET FORTH IN SECTION 9.8 OF THE LOAN AGREEMENT. BORROWERS, AGENT AND HOLDER FURTHER WAIVE ANY CLAIM FOR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY LENDER IN GOOD FAITH.

     17. In any litigation, trial, arbitration or other dispute resolution proceeding relating to this Note or any of the other Loan Documents, all directors, officers, employees and agents of each Borrower or of its Affiliates shall be deemed to be employees or managing agents of such Borrower for purposes of all applicable law or court rules regarding the production of witnesses by notice for testimony (whether in a deposition, at trial or otherwise). Each Borrower in any event will use all commercially reasonable efforts, in compliance and in accordance with applicable law, to produce in any such dispute resolution proceeding, at the time and in the manner requested by Agent, all Persons, documents (whether in tangible, electronic or other form) or other things under its control and relating to the dispute in any jurisdiction that recognizes that (or any similar) distinction.

     18. BORROWERS AND BY HOLDER'S ACCEPTANCE OF THIS NOTE, HOLDER AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWERS, LENDER AND AGENT, AND BORROWERS, HOLDER AND AGENT ACKNOWLEDGE THAT NEITHER BORROWERS, AGENT, OR HOLDER NOR ANY PERSON ACTING ON BEHALF OF THEM HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWERS, HOLDER AND AGENT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT BORROWERS, HOLDER AND AGENT HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO OR ACCEPTING THIS NOTE AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWERS, AGENT AND HOLDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OR ACCEPTANCE OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

                             SIGNATURE PAGES FOLLOW

     IN WITNESS WHEREOF, intending to be legally bound, and intending that this Revolving Note constitutes an instrument executed under seal, Borrowers have caused this Revolving Note to be executed under seal as of the date first written above.

                             BORROWERS:
                             OHI ASSET, LLC,
                             a Delaware limited liability company
                             OHI ASSET (FL), LLC,
                             a Delaware limited liability company
                             OHI ASSET (IN), LLC,
                             a Delaware limited liability company
                             OHI ASSET (LA), LLC,
                             a Delaware limited liability company
                             OHI ASSET (TX), LLC,
                             a Delaware limited liability company
                             OHI ASSET (ID), LLC,
                             a Delaware limited liability company
                             OHI ASSET (MI/NC), LLC,
                             a Delaware limited liability company
                             OHI ASSET (OH), LLC,
                             a Delaware limited liability company
                             OHI ASSET (MO), LLC,
                             a Delaware limited liability company
                             OHI ASSET (CA), LLC,
                             a Delaware limited liability company
                             DELTA INVESTORS I, LLC,
                             a Maryland limited liability company
                             DELTA INVESTORS II, LLC,
                             a Maryland limited liability company
                             NRS VENTURES, LLC,
                             a Kentucky limited liability company

                             By:     Omega Healthcare Investors, Inc., a
                                     Maryland corporation, as the sole member
                                     of each such company
                             By:
                                     ----------------------------------------
                             Name:   Daniel J. Booth
                             Title:  Chief Operating Officer

                             OHI (ILLINOIS), INC.,
                             an Illinois corporation
                             OHI (INDIANA), INC.,
                             an Indiana corporation
                             STERLING ACQUISITION CORP.,
                             a Kentucky corporation

                             By:
                                     ----------------------------------------
                             Name:   Daniel J. Booth
                             Title:  Chief Operating Officer of each such
                                     corporation

                                EXHIBIT 1.1.3(a)

                             FORM OF SWING LINE NOTE



                                                               Loan No. 70004093

                                 SWING LINE NOTE

$____________                                                     June ___, 2003


     FOR VALUE RECEIVED, the undersigned, OHI ASSET, LLC, OHI ASSET (FL), LLC, OHI ASSET (IN), LLC, OHI ASSET (LA), LLC, OHI ASSET (TX), LLC, OHI ASSET (ID), LLC, OHI ASSET (MI/NC), LLC, OHI ASSET (OH), LLC, OHI ASSET (MO), LLC, OHI ASSET
(CA), LLC, DELTA INVESTORS I, LLC, DELTA INVESTORS II, LLC, NRS VENTURES, LLC, OHI (ILLINOIS), INC., OHI (INDIANA), INC. and STERLING ACQUISITION CORP. (collectively, "Borrowers"), promise to pay, in lawful money of the United States, to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Holder") at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("GECC"), as Agent for Holder, the principal sum of ___________________ and No/100 Dollars ($_____________), or if less, the aggregate unpaid amount of all Swing Line Advances made to the undersigned pursuant to the Loan Agreement dated as of even date herewith by and among the undersigned Borrowers, GECC, as Agent and a Lender, and the financial institutions who are or hereafter become parties to the Loan Agreement as Lenders (as amended, modified, restated or replaced from time to time, the "Loan Agreement"), plus interest on the unpaid balance thereof and all other amounts added thereto pursuant to this Swing Line Note (as amended, modified, restated or replaced from time to time, this "Note") or otherwise payable to Holder pursuant to the Loan Documents, calculated on the basis of the actual number of days elapsed over a year of 360 days, at the Interest Rate (or if applicable, the Default Rate), as set forth in the Loan Agreement. Payments shall be made to Agent at the following address: GEMSA Loan Services, File 59229, Los Angeles, CA 90074-9229 (or such other address as Agent may hereafter designate in writing to Borrowers).

     1. All capitalized terms used and not otherwise specifically defined in this Note shall have the meanings given to them in the Loan Agreement.

     2. This Note is one of the Swing Line Notes issued pursuant to the Loan Agreement. Reference is hereby made to the Loan Agreement for a statement of all of the terms and conditions under which the Revolving Loan, evidenced in part hereby, is made and is to be repaid. In the event of any conflict between the terms of this Note and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail. All of the terms, covenants, provisions, conditions, stipulations, promises and agreements contained in the Loan Documents to be kept, observed and/or performed by the undersigned are made a part of this Note and are incorporated into this Note by this reference to the same extent and with the same force and effect as if they were fully set forth in this Note; and the undersigned promise and agree to keep, observe and perform them or cause them to be kept, observed and performed, strictly in accordance with the terms, provisions and conditions set forth in the Loan Documents.

     3. The date and amount of each Swing Line Advance made by Lender to Borrowers, the rates of interest applicable thereto and the date and amount of each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided, that the failure of Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Loan Agreement or this Note.

     4. The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Loan Agreement. The terms of the Loan Agreement are hereby incorporated herein by reference.

     5. This Note shall become due and payable upon the earlier to occur of (a) the Maturity Date, or (b) the occurrence of any Event of Default under the Loan Agreement, or any other event under any other Loan Documents which would result in this Note becoming due and payable, whereupon Agent, upon written notice to Borrowers, declares this Note to be immediately due and payable. At such time, the entire principal balance of this Note and all other fees, costs and expenses, if any, that are required to be paid pursuant to the terms and conditions of the Loan Documents, shall be due and payable in full. Upon the failure of Borrowers to pay the entire amount of Indebtedness when due, Agent shall then have the option at any time and from time to time thereafter to exercise all of the rights and remedies set forth in this Note and in the other Loan Documents, as well as all rights and remedies otherwise available to Agent and/or Holder at law or in equity, to collect the unpaid indebtedness under this Note and the other Loan Documents. This Note is secured by the Collateral, as defined in and described in the Loan Agreement. Borrowers may prepay this Note in full or in part in accordance with the terms and conditions of the Loan Agreement.

     6. Whenever any principal and/or interest and/or fee under this Note shall not be paid when due, or at the Maturity Date or following acceleration of this Note after any Event of Default, or during any Event of Default, interest on this Note shall thereafter be payable at a rate per annum equal to four (4) percentage points above the Interest Rate (the "Default Rate") until such amounts shall be paid and, if applicable, all such non-monetary Events of Default are cured (and such cure is accepted) or waived.

     7. The undersigned Borrowers, Agent and Holder intend to conform strictly to the applicable usury laws in effect from time to time during the Term of the Loan. Accordingly, if any transaction contemplated by the Loan Agreement or this Note would be usurious under such laws, then notwithstanding any other provision hereof: (a) the aggregate of all interest that is contracted for, charged, or received under this Note or under any other Loan Document shall not exceed the maximum amount of interest allowed by applicable law (the "Highest Lawful Rate"), and any excess shall be promptly credited to the undersigned by Agent (or, to the extent that such consideration shall have been paid, such excess shall be promptly refunded to the undersigned by Holder); (b) neither the undersigned Borrowers, nor any other Person (as defined in the Loan Agreement) now or hereafter liable hereunder shall be obligated to pay the amount of such interest to the extent that it is in excess of the Highest Lawful Rate; and (c) the effective rate of interest shall be reduced to the Highest Lawful Rate. All sums paid, or agreed to be paid, to Agent and/or Holder for the use, forbearance, and detention of the debt of Borrowers to Holder shall, to the extent permitted by applicable law, be allocated throughout the full term of this Note until payment is made in full so that the actual rate of interest does not exceed the Highest Lawful Rate in effect at any particular time during the full term thereof. If at any time the rate of interest under this Note exceeds the Highest Lawful Rate, the rate of interest to accrue pursuant to this Note shall be limited, notwithstanding anything to the contrary in this Note, to the Highest Lawful Rate, but any subsequent reductions in the Interest Rate shall not reduce the interest to accrue pursuant to this Note below the Highest Lawful Rate until the total amount of interest accrued equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect. If the total amount of interest paid or accrued pursuant to this Note under the foregoing provisions is less than the total amount of interest that would have accrued if a varying rate per annum equal to the applicable interest rate under this Note had been in effect, then the undersigned agrees to pay to Agent for the benefit of Holder an amount equal to the difference between (x) the lesser of (A) the amount of interest that would have accrued if the Highest Lawful Rate had at all times been in effect, or (B) the amount of interest that would have accrued if a varying rate per annum equal to the applicable interest rate under the Note had at all times been in effect, and (y) the amount of interest accrued in accordance with the other provisions of this Note and the Loan Agreement.

     8. Each party liable on this Note in any capacity, whether as maker, endorser, surety, guarantor or otherwise, (a) waives presentment for payment, demand, protest and notice of presentment, notice of protest, notice of non-payment and notice of dishonor of this debt and each and every other notice of any kind respecting this Note (unless expressly required under the Loan Documents) and all lack of diligence or delays in collection or enforcement hereof; (b) agrees that Agent at any time or times, without notice to the undersigned or its consent, may grant extensions of time, without limit as to the number of the aggregate period of such extensions, for the payment of any principal, interest or other sums due hereunder; (c) to the extent permitted by law, waives all exemptions under the laws of the State of Illinois and/or any state or territory of the United States; (d) to the extent permitted by law, waives the benefit of any law or rule of law intended for its advantage or protection as an obligor under this Note or providing for its release or discharge from liability on this Note, in whole or in part, on account of any facts or circumstances other than full and complete payment of all amounts due under this Note; and (e) agrees to pay, in addition to all other sums of money due, all reasonable costs of collection and attorney's fees, whether suit be brought or not, if this Note is not paid in full when due, whether at the stated maturity or by acceleration.

     9. No waiver by Agent or Holder of any one or more defaults by the undersigned in the performance of any of their obligations under this Note shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. No failure or delay on the part of Agent or Holder in exercising any right, power or remedy under this Note (including, without limitation, the right to declare this Note due and payable) shall operate as a waiver of such right, power or remedy nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise of such right, power or remedy or the exercise of any other right, power or remedy.

     10. If any term, provision, covenant or condition of this Note or the application of any term, provision, covenant or condition of this Note to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, then the remainder of this Note and the application of such term, provision, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, provision, covenant or condition shall be valid and enforced to the fullest extent permitted by law. Upon determination that any such term, provision, covenant or condition is invalid, illegal or unenforceable, Agent and/or Holder may, but are not obligated to, advance funds to Borrowers under this Note until Borrowers and Agent amend this Note so as to effect the original intent of the parties as closely as possible in a valid and enforceable manner.

     11. No amendment, supplement or modification of this Note nor any waiver of any provision of this Note shall be made except in writing executed by the party against whom enforcement is sought.

     12. This Note shall be binding upon the undersigned Borrowers and their successors and assigns. Notwithstanding the foregoing, the undersigned Borrowers may not assign any of their rights or delegate any of their obligations under this Note without the prior written consent of Agent, which may be withheld in its sole discretion.

     13. Agent, at any time and without the consent of Borrowers, may grant participations in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, this Note, the Mortgages, the Leasehold Mortgages and the other Loan Documents, any guaranties given in connection with the Loan and any Collateral given to secure the Loan.

     14. Notices shall be given under this Note in conformity with the terms and conditions of Section 9.8 the Loan Agreement.

     15. Time is of the essence of this Note and the performance of each of the covenants and agreements contained herein.

     16. THIS NOTE IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS WITHOUT RESPECT TO ANY OTHERWISE APPLICABLE CONFLICTS-OF-LAWS PRINCIPLES, BOTH AS TO INTERPRETATION AND PERFORMANCE. BORROWERS AND, BY HOLDER'S ACCEPTANCE OF THIS NOTE, AGENT AND HOLDER, EXPRESSLY CONSENT AND AGREE TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND TO THE LAYING OF VENUE IN THE STATE OF ILLINOIS, WAIVING ALL CLAIMS OR DEFENSES BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, INCONVENIENT FORUM OR THE LIKE. BORROWERS AND, BY HOLDER'S ACCEPTANCE OF THIS NOTE, AGENT AND HOLDER HEREBY CONSENT TO SERVICE OF PROCESS BY MAILING A COPY OF THE SUMMONS TO BORROWERS, AGENT OR HOLDER BY CERTIFIED OR REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESSES SET FORTH IN SECTION 9.8 OF THE LOAN AGREEMENT. BORROWERS, AGENT AND HOLDER FURTHER WAIVE ANY CLAIM FOR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY LENDER IN GOOD FAITH.

     17. In any litigation, trial, arbitration or other dispute resolution proceeding relating to this Note or any of the other Loan Documents, all directors, officers, employees and agents of each Borrower or of its Affiliates shall be deemed to be employees or managing agents of such Borrower for purposes of all applicable law or court rules regarding the production of witnesses by notice for testimony (whether in a deposition, at trial or otherwise). Each Borrower in any event will use all commercially reasonable efforts, in compliance and in accordance with applicable law, to produce in any such dispute resolution proceeding, at the time and in the manner requested by Agent, all Persons, documents (whether in tangible, electronic or other form) or other things under its control and relating to the dispute in any jurisdiction that recognizes that (or any similar) distinction.

     18. BORROWERS AND BY HOLDER'S ACCEPTANCE OF THIS NOTE, HOLDER AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS NOTE AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWERS, LENDER AND AGENT, AND BORROWERS, HOLDER AND AGENT ACKNOWLEDGE THAT NEITHER BORROWERS, AGENT, OR HOLDER NOR ANY PERSON ACTING ON BEHALF OF THEM HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWERS, HOLDER AND AGENT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT BORROWERS, HOLDER AND AGENT HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO OR ACCEPTING THIS NOTE AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWERS, AGENT AND HOLDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OR ACCEPTANCE OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

                             SIGNATURE PAGES FOLLOW

     IN WITNESS WHEREOF, intending to be legally bound, and intending that this Swing Line Note constitutes an instrument executed under seal, Borrowers have caused this Swing Line Note to be executed under seal as of the date first written above.

                             BORROWERS:
                             OHI ASSET, LLC,
                             a Delaware limited liability company
                             OHI ASSET (FL), LLC,
                             a Delaware limited liability company
                             OHI ASSET (IN), LLC,
                             a Delaware limited liability company
                             OHI ASSET (LA), LLC,
                             a Delaware limited liability company
                             OHI ASSET (TX), LLC,
                             a Delaware limited liability company
                             OHI ASSET (ID), LLC,
                             a Delaware limited liability company
                             OHI ASSET (MI/NC), LLC,
                             a Delaware limited liability company
                             OHI ASSET (OH), LLC,
                             a Delaware limited liability company
                             OHI ASSET (MO), LLC,
                             a Delaware limited liability company
                             OHI ASSET (CA), LLC,
                             a Delaware limited liability company
                             DELTA INVESTORS I, LLC,
                             a Maryland limited liability company
                             DELTA INVESTORS II, LLC,
                             a Maryland limited liability company
                             NRS VENTURES, LLC,
                             a Kentucky limited liability company

                             By:     Omega Healthcare Investors, Inc., a
                                     Maryland corporation, as the sole member
                                     of each such company
                             By:
                                     ----------------------------------------
                             Name:   Daniel J. Booth
                             Title:  Chief Operating Officer

                             OHI (ILLINOIS), INC.,
                             an Illinois corporation
                             OHI (INDIANA), INC.,
                             an Indiana corporation
                             STERLING ACQUISITION CORP.,
                             a Kentucky corporation

                             By:
                                     ----------------------------------------
                             Name:   Daniel J. Booth
                             Title:  Chief Operating Officer of each such
                                     corporation

                                  EXHIBIT 1.4.2

                    PRINCIPAL PAYMENTS AMORTTIZATION SCHEDULE



   Month        Term Loan     Amortization
           1    125,000,000      154,307
           2    124,845,693      155,207
           3    124,690,485      156,113
           4    124,534,372      157,023
           5    124,377,349      157,939
           6    124,219,409      158,861
           7    124,060,549      159,787
           8    123,900,761      160,720
           9    123,740,042      161,657
          10    123,578,385      162,600
          11    123,415,784      163,549
          12    123,252,236      164,503
          13    123,087,733      165,462
          14    122,922,271      166,427
          15    122,755,844      167,398
          16    122,588,445      168,375
          17    122,420,071      169,357
          18    122,250,714      170,345
          19    122,080,369      171,339
          20    121,909,030      172,338
          21    121,736,692      173,343
          22    121,563,349      174,354
          23    121,388,995      175,372
          24    121,213,623      176,395
          25    121,037,229      177,423
          26    120,859,805      178,458
          27    120,681,347      179,499
          28    120,501,847      180,547
          29    120,321,301      181,600
          30    120,139,701      182,659
          31    119,957,042      183,725
          32    119,773,317      184,796
          33    119,588,521      185,874
          34    119,402,647      186,959
          35    119,215,688      188,049
          36    119,027,639      189,146
          37    118,838,493      190,249
          38    118,648,243      191,359
          39    118,456,884      192,476
          40    118,264,409      193,598
          41    118,070,810      194,728
          42    117,876,083      195,864
          43    117,680,219      197,006
          44    117,483,213      198,155
          45    117,285,058      199,311
          46    117,085,747      200,474
          47    116,885,273      201,643
          48    116,683,630      202,819
          49    116,480,810      204,003
          50    116,276,808      205,193
          51    116,071,615      206,390
          52    115,865,225      207,594
          53    115,657,632      208,804
          54    115,448,827      210,023
          55    115,238,805      211,248
          56    115,027,557      212,480
          57    114,815,077      213,719
          58    114,601,358      214,966
          59    114,386,392      216,220
          60    114,170,172      217,481